UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK VECTORS ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2019

Item 1.	REPORT TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2019

VANECK VECTORS®

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2019.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

December 31, 2019 (unaudited)

Dear Shareholders:

The story for 2019 was simple and familiar—slower economic growth was combated by expansive monetary policy.

But first a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward and we now have the prospect of at least some resolution of the trade dispute between them in the phase-one agreement. The latest economic statistics from China are steady and there are signs of “green shoots.” China’s services sector is expanding robustly and manufacturing is struggling, but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets last summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Vectors ETF Trust

January 24, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

December 31, 2019 (unaudited)

Africa

The materials sector, followed by the financial and communication services sectors, were the three greatest contributors to the performance of VanEck Vectors Africa Index ETF, which returned 8.52% for the 12 month period. The consumer discretionary sector detracted the most from performance. Geographically, companies in Kenya, followed by those in South Africa (with the largest average country weighting during the year), were the two largest contributors to performance. A German domiciled company which derives the majority of its revenues across Africa was the largest detractor, followed by companies in Nigeria and Ghana.

Brazil

Following the swearing in of President Jair Bolsonaro on January 1, during 2019 the VanEck Vectors Brazil Small-Cap ETF benefited from not only optimism on the political front, but also a more business-friendly legislative agenda. Consequently, its performance was the reverse of that in 2018 and the Fund returned 40.81% over the 12 month period under review.

Building on a robust first six months of the year, in the third quarter, the country’s economy expanded at its fastest pace since the start of 2018. With the country appearing “to be leaving behind years of sluggish growth that followed its worst recession on record.”1

The utilities and consumer discretionary sectors, with the two largest average sector weightings during the year, were the two largest positive contributors to performance. Only a single sector, communication services, detracted from performance, and then only minimally.

China

After their negative performances in 2018, the two VanEck Vectors China-focused ETFs reported double digit gains in 2019, with VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF returning 35.40% and 42.80%, respectively. Over the course of the year, despite a slowing economy and the continuing trade war between China and the U.S., Chinese asset prices continued to rise, not least as a result of stimulative monetary policies implemented by the People’s Bank of China to address growth concerns.

VanEck Vectors ChinaAMC SME-ChiNext ETF seeks to provide exposure not only to China’s market for innovative, non-government owned companies, but also to the sectors that are increasingly underpinning the growth of China’s “New Economy”. The information technology sector, with the largest average sector weighting during the year, was the greatest contributor to performance. Only the utilities sector, comprising two companies, detracted from performance. While all sectors contributed positively to the performance of VanEck Vectors ChinaAMC CSI 300 ETF, financial companies contributed the most to returns and utilities the least.

Egypt

VanEck Vectors Egypt Index ETF gained 5.42% in 2019. The World Bank increased slightly its estimate of gross domestic product (GDP) growth for the country in its last fiscal year (which ended June 30, 2019), from 5.3% to 5.6%. Drivers of growth have been the construction, gas, real estate, tourism and wholesale and retail trade sectors.2

According to the World Bank: “Egypt is sustaining its robust growth, fiscal outturns are improving, and external accounts are stabilizing at broadly favorable levels. Inflation receded significantly, paving the way for monetary easing.”3 However, according to the preliminary GDP release, economic growth in the first quarter of the new (2020) fiscal year (i.e., third quarter 2019), slowed marginally4 and in November, the HIS Markit Egypt Purchasing Managers’ Index declined, for the fourth consecutive month, to 47.9. This is its lowest since September 2017.5

The top three performing sectors were financials, communication services and materials. Only the energy and industrial sectors detracted from performance. Both mid- and large-cap companies contributed positively to returns, while small-cap companies, with the largest average weighting during the period under review, detracted from performance.

2

India

The VanEck Vectors India Small-Cap Index ETF posted a negative total return for the year of 21.65%. Economic growth in India continued to fall throughout 2019. In the second quarter of the country’s new fiscal year (July-September), annual economic growth slowed (for the sixth consecutive quarter) to 4.5%, its weakest pace since 2013.6 This compared to 7% growth in the same quarter of 2018 and 5% in the previous quarter.7

With the Sensex index of stocks quoted on the Bombay Stock Exchange trading at “multiples higher than the S&P 500,”8 stocks were proving expensive not only to foreign investors, but also domestically. Other headwinds included both continuing concern about the liquidity of the country’s banking system and the fact that, by December, consumer confidence in India was at its lowest level since 2014.9

Two sectors contributed positively to performance: healthcare and information technology. Companies in the financial sector, together with those in the industrial and consumer discretionary sectors, were the greatest detractors from performance.

Indonesia

The VanEck Vectors Indonesia Index ETF returned 5.97% in 2019. While Indonesia’s economic growth rate in 2018 was 5.17%, at a press conference on December 19, 2019, Indonesia’s vice finance minister, Suahasil Nazara said that the country’s economic growth was seen at 5.05%–5.06% in 2019. This rate would mark the first slowdown in four years.10 The country has, however, been able to avoid much of the fallout from the U.S./China trade war because the majority of its economic growth has been driven by the performance of household consumption.11

The greatest positive contributions to returns came from three sectors: financial, materials and communication services. The greatest negative contributions to returns also came from three sectors: consumer discretionary, consumer staples and energy.

Israel

The VanEck Vectors Israel ETF returned 26.64% for the 12 months period under review, a reversal from its poor performance in 2018. According to the country’s Central Bureau for Statistics, in the third quarter GDP increased at an annual rate of 4.1%, following a second quarter in which it grew at only 0.8%. At 2.1%, GDP per capita also recovered, after falling 0.9% in the previous quarter.

Unfortunately, however, the figure of 4.1% for GDP growth rested on a single parameter: new car purchases. If the influence of car purchases is “neutralized,” then ” . . . the picture that remains is not all that favorable.”12 As November came to a close, however, there was some good news to be found in the country’s export figures. With goods and services exports standing at $84 billion over the first nine months of 2019 (a 4.6% increase on the figure for January–September 2018), according to government data, Israeli exports, led by high tech, were expected to hit a record of $114 billion in 2019.13

Over the period under review, the performances of three sectors, information technology, financial and real estate, produced the majority of positive contributions to returns. Only two sectors detracted from performance, and then only minimally: communication services and materials. Mid-cap companies, followed by large- then small-cap companies, made the greatest positive contribution to returns.

Russia

2019 was a good year for the VanEck Vectors Russia Small-Cap ETF and, even more so, for its peer investing in larger-cap Russian stocks, the VanEck Vectors Russia ETF. The former ETF returned 36.17% for the year, while the latter returned 40.40% over the same period.

Despite disappointing growth during 2019, unlikely to exceed 1.3%,14 the good news was the fall in inflation, which was, once again, below the central bank’s target of 4%. Estimates are that 2020 will see improved economic growth of 1.6%.15

3

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

The energy sector was by far the most significant contributor to performance of the VanEck Vectors Russia ETF. The financial and materials sectors also contributed strongly to positive performance. While no sector detracted from performance, the utilities sector contributed the least. For the VanEck Vectors Russia Small-Cap ETF, the utilities and consumer staples sectors were the most significant contributors to positive returns. While no sector provided negative returns, the energy sector contributed the least.

Vietnam

VanEck Vectors Vietnam ETF gained 8.86% in 2019. Despite the unresolved trade tensions between the U.S. and China during the year, Vietnam’s export and industrial production performance surprised to the upside during the year.16 Many companies continue to look to shift their manufacturing operations to the country not only because of favorable wage levels, but also because of labor availability.17

According to the country’s General Statistics office, economic growth over the first nine months of 2019 was driven by manufacturing, followed by services.18 Up 7.31% from 2018, GDP growth in the fourth quarter beat a revised figure of 6.73% in the second quarter. For the first three quarters of the year through September, the growth figure was 6.98%.19

Large-cap companies contributed the most to performance over the reporting period, outperforming the positive returns of mid- and small-cap companies. Three sectors contributed the majority of positive returns: information technology, healthcare and real estate. The utilities and consumer staples sectors were the greatest detractors from performance.

*	Returns based on the funds’ net asset values (NAVs).

The principal risks of investing in VanEck Vectors ETFs include sector, market, economic, political, foreign currency, world event, index tracking and non-diversification risks, as well as fluctuations in net asset value and the risks associated with investing in less developed capital markets. The Funds may loan their securities, which may subject them to additional credit and counterparty risk. Please see the prospectus of each Fund for more complete information regarding each Fund’s specific risks.

[1]	The Wall Street Journal: Brazil’s Economy Expands at Fastest Pace in Six Quarters, December 3, 2019, https://www.wsj.com/articles/brazils-economy-expands-at-fastest-pace-in-six-quarters-11575377914

[2]	The World Bank: Arab Republic of Egypt, October, 2019, http://pubdocs.worldbank.org/en/471871570664047542/EN-MPO-OCT19-Egypt.pdf

[3]	Ibid.

[4]	Focus Economics: Egypt Economic Outlook, November 26, 2019, https://www.focus-economics.com/countries/egypt

[5]	Reuters: Egypt’s non-oil private sector shrinks to slowest in over two years: PMI, December 3, 2019, https://www.reuters.com/article/us-egypt-economy-pmi/egypts-non-oil-private-sector-shrinks-to-slowest-in-over-two-years-pmi-idUSKBN1Y70F2

[6]	Reuters: India’s economic growth slows, pressure on Modi to speed up reforms, November 29, 2019, https://www.reuters.com/article/us-india-economy-gdp/indias-economic-growth-slows-pressure-on-modi-to-speed-up-reforms-idUSKBN1Y31N1

[7]	Ibid.

[8]	Forbes: For Investors, Modi 2.0 Has Made India Too Expensive, December 9, 2019, https://www.forbes.com/sites/kenrapoza/2019/12/09/for-investors-modi-20-has-made-india-too-expensive/#44524a213b58

[9]	Ibid.

[10]	Reuters: Indonesia on track for budget deficit of 2.2% of GDP in 2019 – finmin, December 19, 2019, https://www.reuters.com/article/indonesia-economy-budget/indonesia-on-track-for-budget-deficit-of-22-of-gdp-in-2019-finmin-idUSL4N28T1EO

[11]	Antara News: Indonesia’s economic growth in 2020 to reach 4.8 percent: Indef, November 26, 2019, https://en.antaranews.com/news/137248/indonesias-economic-growth-in-2020-to-reach-48-percent-indef

[12]	CTECH: The Israeli Economy’s Greatest Growth Generator Is Also its Biggest Enemy, November 18, 2019, https://www.calcalistech.com/ctech/articles/0,7340,L-3773930,00.html

[13]	Reuters: Led by high tech, Israeli exports to hit record of $114 billion in 2019, November 24, 2019, https://www.reuters.com/article/us-israel-economy-exports/led-by-high-tech-israeli-exports-to-hit-record-of-114-billion-in-2019-idUSKBN1XY0IJ
4

[14]	Bloomberg: Putin Promised Economic Rebound. Russians Are Still Waiting, December 17, 2019, https://www.bloomberg.com/news/articles/2019-12-18/putin-promised-economic-breakthrough-russians-are-still-waiting

[15]	Ibid.

[16]	GardaWorld: Vietnam Country Report, November 27, 2019, https://www.garda.com/crisis24/country-reports/vietnam

[17]	Ibid.

[18]	Bangkok Post: Vietnam economy expands 7.3% in Q3, September 28, 2019, https://www.bangkokpost.com/world/1760444/vietnam-economy-expands-7-3-in-q3

[19]	Ibid.
5

VANECK VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVAFKTR[1]	Share Price	NAV	MVAFKTR[1]
One Year	9.76%	8.52%	8.76%	9.76%	8.52%	8.76%
Five Year	(1.95)%	(1.97)%	(0.86)%	(9.37)%	(9.48)%	(4.22)%
Ten Year	(0.52)%	(0.35)%	0.78%	(5.11)%	(3.42)%	8.09%
[1]	MVIS® GDP Africa (MVAFKTR) Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa.

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

6

VANECK VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBRFTR[1]	Share Price	NAV	MVBRFTR[1]
One Year	40.95%	40.81%	41.43%	40.95%	40.81%	41.43%
Five Year	9.25%	9.16%	9.80%	55.63%	54.98%	59.59%
Ten Year	(1.41)%	(1.17)%	(0.48)%	(13.23)%	(11.11)%	(4.69)%
[1]	MVIS® Brazil Small-Cap Index (MVBRFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Brazil or that are incorporated outside of Brazil but have at least 50% of their revenues/related assets in Brazil.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

7

VANECK VECTORS CHINAAMC CSI 300 ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CSIH0749[1]	Share Price	NAV	CSIH0749[1]
One Year	34.86%	35.40%	37.20%	34.86%	35.40%	37.20%
Five Year	1.22%	1.33%	2.76%	6.23%	6.84%	14.58%
Life*	2.51%	2.64%	4.28%	25.68%	27.11%	47.09%
*	Commencement of Fund: 10/13/10; First Day of Secondary Market Trading: 10/14/10
[1]	CSI 300 Index (CSIH0749) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the CSI 300 Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the index provider believes to be obvious abnormal fluctuations or market manipulation.

Index data as of October 31, 2018 for all periods presented reflect the CSIH0749 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

8

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CNI6109[1]	Share Price	NAV	CNI6109[1]
One Year	42.68%	42.80%	44.18%	42.68%	42.80%	44.18%
Five Year	0.77%	0.96%	3.41%	3.90%	4.90%	18.23%
Life*	3.61%	3.65%	6.12%	21.29%	21.56%	38.14%
*	Commencement of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14
[1]	The SME-ChiNext Index (CNI6109) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The SME-ChiNext Index is comprised of A-shares.

Index data as of October 1, 2015 for all periods presented reflect the CNI6109 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

9

VANECK VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVEGPTTR[1]	Share Price	NAV	MVEGPTTR[1]
One Year	6.82%	5.42%	7.26%	6.82%	5.42%	7.26%
Five Year	(11.99)%	(12.33)%	(8.33)%	(47.18)%	(48.22)%	(35.26)%
Life*	(7.87)%	(7.81)%	(5.69)%	(55.50)%	(55.21)%	(43.89)%
*	Commencement of Fund: 2/16/10; First Day of Secondary Market Trading: 2/18/10
[1]	MVIS® Egypt Index (MVEGPTTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Egypt or that are incorporated outside of Egypt but have at least 50% of their revenues/related assets in Egypt.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

10

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVSCIFTR[1]	Share Price	NAV	MVSCIFTR[1]
One Year	(21.60)%	(21.65)%	(22.19)%	(21.60)%	(21.65)%	(22.19)%
Five Year	(4.86)%	(4.83)%	(4.96)%	(22.05)%	(21.92)%	(22.46)%
Life*	(8.02)%	(8.04)%	(7.92)%	(54.25)%	(54.34)%	(53.76)%
*	Commencement of Fund: 8/24/10; First Day of Secondary Market Trading: 8/25/10
[1]	MVIS® India Small-Cap Index (MVSCIFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in India or that are incorporated outside of India but have at least 50% of their revenues/related assets in India.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

11

VANECK VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVIDXTR[1]	Share Price	NAV	MVIDXTR[1]
One Year	6.13%	5.97%	6.36%	6.13%	5.97%	6.36%
Five Year	0.52%	0.55%	1.09%	2.62%	2.77%	5.55%
Ten Year	2.86%	2.91%	3.50%	32.58%	33.22%	41.00%
[1]	MVIS® Indonesia Index (MVIDXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Indonesia or that are incorporated outside of Indonesia but have at least 50% of their revenues/related assets in Indonesia.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

12

VANECK VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	BLSNTR[1]	Share Price	NAV	BLSNTR[1]
One Year	26.75%	26.64%	27.26%	26.75%	26.64%	27.26%
Five Year	4.83%	4.83%	5.23%	26.60%	26.61%	29.03%
Life*	6.69%	6.69%	7.16%	52.51%	52.48%	56.98%
*	Commencement of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13
[1]	Bluestar Israel Global Index® (BLSNTR) is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the index provider to be Israeli companies.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

13

VANECK VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXTR[1]	Share Price	NAV	MVRSXTR[1]
One Year	40.76%	40.40%	40.95%	40.76%	40.40%	40.95%
Five Year	15.87%	15.01%	15.60%	108.85%	101.23%	106.45%
Ten Year	0.99%	1.01%	1.14%	10.35%	10.54%	11.99%
[1]	MVIS® Russia Index (MVRSXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

14

VANECK VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXJTR[1]	Share Price	NAV	MVRSXJTR[1]
One Year	38.05%	36.17%	36.68%	38.05%	36.17%	36.68%
Five Year	16.50%	16.71%	17.56%	114.64%	116.57%	124.50%
Life*	(5.48)%	(5.52)%	(5.13)%	(38.79)%	(39.03)%	(36.84)%
*	Commencement of Fund: 4/13/11; First Day of Secondary Market Trading: 4/14/11
[1]	MVIS® Russia Small-Cap Index (MVRSXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

15

VANECK VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVVNMTR[1]	Share Price	NAV	MVVNMTR[1]

One Year	9.12%	8.86%	9.74%	9.12%	8.86%	9.74%
Five Year	(1.93)%	(1.47)%	(0.52)%	(9.30)%	(7.13)%	(2.58)%
Ten Year	(2.73)%	(2.53)%	(1.93)%	(24.17)%	(22.62)%	(17.70)%
[1]	MVIS® Vietnam Index (MVVNMTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Vietnam or that are incorporated outside of Vietnam but have at least 50% of their revenues/related assets in Vietnam.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

16

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund may reflect temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Russia Index, Russia Small-Cap Index, and Vietnam Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The CSI 300 Index is published by China Securities Index Co., Ltd. (China Securities) and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd. (Shenzhen Securities), which is a subsidiary of the Shenzhen Stock Exchange. The Israel Index is published by BlueStar Global Investors, LLC (BlueStar).

BlueStar, China Securities, MVIS, and Shenzhen Securities are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at vaneck.com.

17

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2019 — December 31, 2019
Africa Index ETF
Actual	$1,000.00	$975.80	0.79%	$3.93
Hypothetical**	$1,000.00	$1,021.22	0.79%	$4.02
Brazil Small-Cap ETF
Actual	$1,000.00	$1,177.40	0.60%	$3.29
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC CSI 300 ETF
Actual	$1,000.00	$1,059.10	0.60%	$3.11
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$1,156.50	0.65%	$3.53
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Egypt Index ETF
Actual	$1,000.00	$948.60	1.02%	$5.01
Hypothetical**	$1,000.00	$1,020.06	1.02%	$5.19
India Small-Cap Index ETF
Actual	$1,000.00	$871.10	0.88%	$4.15
Hypothetical**	$1,000.00	$1,020.77	0.88%	$4.88
Indonesia Index ETF
Actual	$1,000.00	$1,001.10	0.57%	$2.88
Hypothetical**	$1,000.00	$1,022.33	0.57%	$2.91
Israel ETF
Actual	$1,000.00	$1,096.40	0.62%	$3.28
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Russia ETF
Actual	$1,000.00	$1,111.20	0.62%	$3.30
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Russia Small-Cap ETF
Actual	$1,000.00	$1,088.10	0.75%	$3.95
Hypothetical**	$1,000.00	$1,021.42	0.75%	$3.82
Vietnam ETF
Actual	$1,000.00	$1,002.10	0.68%	$3.43
Hypothetical**	$1,000.00	$1,021.78	0.68%	$3.47

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2019) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
19

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 101.4%
Canada: 11.5%
43,329	B2Gold Corp. (USD)	$173,749
90,115	Barrick Gold Corp. (USD)	1,675,238
114,487	First Quantum Minerals Ltd.	1,162,748
338,532	IAMGOLD Corp. (USD) *	1,262,724
453,852	Ivanhoe Mines Ltd. *	1,487,466
		5,761,925
China / Hong Kong: 2.6%
2,997,000	China Molybdenum Co. Ltd. † #	1,285,982
Egypt: 4.3%
423,549	Commercial International Bank Egypt SAE Reg S (GDR)	2,160,100
India: 1.3%
29,354	MakeMyTrip Ltd. (USD) *	672,207
Kenya: 9.8%
362,000	East African Breweries Ltd. #	708,531
2,868,100	Equity Group Holdings Plc	1,513,995
8,650,700	Safaricom Plc	2,688,673
		4,911,199
Morocco: 16.8%
57,110	Attijariwafa Bank	2,980,951
66,834	Banque Centrale Populaire #	1,939,691
46,609	Banque Marocaine du Commerce Exterieur	936,080
35,815	Cosumar #	820,460
111,071	Maroc Telecom	1,777,601
		8,454,783
Nigeria: 10.7%
22,923,121	Guaranty Trust Bank Plc	1,875,941
5,339,306	MTN Nigeria Communications Plc	1,544,768
209,908	Nestle Nigeria Plc	850,170
21,763,926	Zenith Bank Ltd.	1,115,422
		5,386,301
Singapore: 1.5%
4,408,200	Golden Agri-Resources Ltd. #	771,173
South Africa: 32.1%
41,913	Absa Group Ltd. #	447,850
3,881	Anglo American Platinum Ltd.	362,838
16,114	AngloGold Ashanti Ltd. (ADR)	359,987
21,710	Aspen Pharmacare Holdings Ltd. * #	185,447
16,584	AVI Ltd. #	105,568
6,256	Barloworld Ltd.	50,434
15,953	Bid Corp. Ltd. #	376,801
14,264	Bidvest Group Ltd. #	208,861
3,980	Capitec Bank Holdings Ltd. #	411,553
11,481	Clicks Group Ltd. #	210,848
17,294	Coronation Fund Managers Ltd. #	49,496
24,307	Discovery Ltd. #	209,846
11,898	Exxaro Resources Ltd. #	111,400
200,104	FirstRand Ltd. #	899,307
60,320	Fortress REIT Ltd.	83,081
11,705	Foschini Group Ltd. † #	125,228
Number of Shares		Value

South Africa: (continued)
34,745	Gold Fields Ltd. (USD)	$229,317
164,567	Growthpoint Properties Ltd. #	260,386
29,187	Harmony Gold Mining Co. Ltd. (USD) *	105,949
12,812	Hyprop Investments Ltd.	51,354
43,505	Impala Platinum Holdings Ltd. * † #	445,221
15,368	Investec Ltd. #	91,267
31,365	Investec Plc (GBP) #	184,346
6,448	Liberty Holdings Ltd.	51,022
65,200	Life Healthcare Group Holdings Ltd.	114,934
22,608	Mediclinic International Plc (GBP)	123,274
55,293	Momentum Metropolitan Holdings	86,359
12,869	Mr Price Group Ltd. #	168,283
77,829	MTN Group Ltd. #	459,551
26,091	MultiChoice Group Ltd. * #	217,721
24,211	Naspers Ltd. #	3,968,430
23,641	Nedbank Group Ltd. #	362,568
86,318	Netcare Ltd. †	120,124
215,113	Old Mutual Ltd. #	302,384
19,455	Pick n Pay Stores Ltd.	88,889
7,914	Pioneer Foods Ltd. #	62,099
11,188	PSG Group Ltd. #	187,526
39,305	Rand Merchant Investment Holdings Ltd.	86,685
282,793	Redefine Properties Ltd.	152,888
25,834	Remgro Ltd. #	360,817
16,277	Resilient REIT Ltd.	79,200
39,757	RMB Holdings Ltd. #	229,039
102,657	Sanlam Ltd. #	580,933
20,236	Sappi Ltd. #	63,123
27,031	Sasol Ltd. (ADR) †	584,140
26,276	Shoprite Holdings Ltd. #	236,708
28,407	Sibanye Gold Ltd. (USD) *	282,081
9,884	Spar Group Ltd. #	139,856
68,929	Standard Bank Group Ltd. #	830,409
15,035	Telkom SA SOC Ltd. #	37,490
8,910	Tiger Brands Ltd. † #	134,334
23,282	Truworths International Ltd. #	82,065
21,830	Vodacom Group Ltd. #	180,120
51,184	Woolworths Holdings Ltd. #	178,148
		16,117,585
United Kingdom: 7.9%
65,463	Anglo American Plc #	1,880,830
222,181	Centamin Plc #	372,697
1,988,535	Tullow Oil Plc #	1,691,590
		3,945,117
United States: 2.9%
189,213	Kosmos Energy Ltd.	1,078,514
2,682	Royal Caribbean Cruises Ltd.	358,074
		1,436,588
Zimbabwe: 0.0%
32,900	Cassava Smartech Zimbabwe Ltd. *	1,788
15,980	Delta Corp. Ltd.	2,080
		3,868
Total Common Stocks (Cost: $43,645,648)		50,906,828

See Notes to Financial Statements

20

Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.8% (Cost: $916,922)
Money Market Fund: 1.8%
916,922	State Street Navigator Securities Lending Government Money Market Portfolio	$916,922
Total Investments: 103.2% (Cost: $44,562,570)		51,823,750
Liabilities in excess of other assets: (3.2)%		(1,600,185)
NET ASSETS: 100.0%		$50,223,565

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,588,160.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,575,983 which represents 45.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	13.6%	$6,905,924
Consumer Discretionary	10.9	5,552,435
Consumer Staples	8.9	4,507,517
Energy	5.7	2,881,504
Financials	35.1	17,895,375
Health Care	1.1	543,779
Industrials	0.5	259,295
Materials	23.0	11,734,090
Real Estate	1.2	626,909
	100.0%	$50,906,828

See Notes to Financial Statements

21

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$5,761,925	$—	$—	$5,761,925
China / Hong Kong	—	1,285,982	—	1,285,982
Egypt	2,160,100	—	—	2,160,100
India	672,207	—	—	672,207
Kenya	4,202,668	708,531	—	4,911,199
Morocco	5,694,632	2,760,151	—	8,454,783
Nigeria	5,386,301	—	—	5,386,301
Singapore	—	771,173	—	771,173
South Africa	3,012,556	13,105,029	—	16,117,585
United Kingdom	—	3,945,117	—	3,945,117
United States	1,436,588	—	—	1,436,588
Zimbabwe	3,868	—	—	3,868
Money Market Fund	916,922	—	—	916,922
Total	$29,247,767	$22,575,983	$—	$51,823,750

See Notes to Financial Statements

22

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 92.7%
Automobiles & Components: 1.2%
65,800	Mahle-Metal Leve SA Industria e Comercio #	$471,887
113,300	Tupy SA #	714,243
		1,186,130
Capital Goods: 0.9%
147,052	Iochpe Maxion SA #	858,014
Consumer Durables & Apparel: 16.0%
68,350	Arezzo Industria e Comercio SA #	1,089,555
193,900	Cia Hering SA #	1,645,222
115,900	Construtora Tenda SA #	873,008
484,950	Cyrela Brazil Realty SA Empreendimentos e Participacoes #	3,605,934
196,500	Even Construtora e Incorporadora SA * #	764,342
259,902	EZ Tec Empreendimentos e Participacoes SA #	3,375,028
370,000	Grendene SA #	1,132,717
145,050	Guararapes Confeccoes SA #	875,411
425,000	MRV Engenharia e Participacoes SA #	2,285,685
		15,646,902
Consumer Services: 5.9%
38,596	Afya Ltd. (USD) * †	1,046,724
16,428	Arco Platform Ltd. (USD) *	726,118
233,900	BK Brasil Operacao E Assessoria #	1,037,089
229,250	CVC Brasil Operadora e Agencia de Viagens SA #	2,505,245
70,425	Ser Educacional SA Reg S 144A #	488,184
		5,803,360
Energy: 2.3%
136,250	Enauta Participacoes SA #	544,703
33,700	Modec, Inc. #	813,227
112,500	Petro Rio SA * #	931,146
		2,289,076
Food, Beverage & Tobacco: 5.3%
90,334	Adecoagro SA (USD) *	756,096
189,700	Camil Alimentos SA #	425,588
329,050	Marfrig Alimentos SA * #	816,441
245,500	Minerva SA * #	785,077
278,250	Sao Martinho SA #	1,643,845
120,500	SLC Agricola SA #	745,030
		5,172,077
Health Care Equipment & Services: 8.8%
78,800	Centro de Imagem Diagnosticos SA #	356,356
378,800	Fleury SA #	2,886,286
55,950	Instituto Hermes Pardini SA #	379,963
408,500	Odontoprev SA #	1,718,573
349,400	Qualicorp SA #	3,234,247
		8,575,425
Insurance: 0.4%
112,050	Wiz Solucoes e Corretagem de Seguros SA #	393,965
Number of Shares		Value

Materials: 7.6%
520,125	Duratex SA #	$2,169,682
102,352	ERO Copper Corp. * †	1,860,945
418,072	Largo Resources Ltd. *	318,733
59,539	Rhi Magnesita NV (GBP) #	3,041,124
		7,390,484
Media & Entertainment: 1.0%
99,700	Smiles Fidelidade SA #	975,789
Real Estate: 6.5%
213,388	Aliansce Sonae Shopping Centers SA #	2,666,209
251,950	BR Properties SA * #	910,546
28,250	FII BTG Pactual Corporate Office Fund #	827,111
147,900	Iguatemi Empresa de Shopping Centers SA #	1,952,554
		6,356,420
Retailing: 0.9%
104,100	Grupo SBF SA * #	914,370
Semiconductor: 0.7%
18,665	SMART Global Holdings, Inc. *	708,150
Software & Services: 6.9%
239,491	Linx SA (ADR) * †	2,097,941
729,289	Sonda SA #	629,095
250,150	Totvs SA #	4,021,699
		6,748,735
Technology Hardware & Equipment: 0.6%
22,061	Ituran Location and Control Ltd. (USD)	554,393
Telecommunication Services: 1.2%
1,247,933	Oi SA (ADR) * †	1,162,574
Transportation: 6.3%
397,800	Cia de Locacao das Americas #	2,253,349
295,890	EcoRodovias Infraestrutura e Logistica SA #	1,203,827
229,850	Movida Participacoes SA #	1,098,675
763,800	Santos Brasil Participacoes SA #	1,556,673
		6,112,524
Utilities: 20.2%
354,640	AES Tiete Energia SA #	1,419,921
345,137	Alupar Investimento SA #	2,369,939
108,296	Cia de Saneamento de Minas Gerais SA #	1,836,896
153,200	Cia de Saneamento do Parana #	3,876,391
237,200	Eneva SA * #	2,582,802
368,700	Light SA #	2,186,106
93,000	Omega Geracao SA * #	846,060
588,650	Transmissora Alianca de Energia Eletrica SA #	4,574,300
		19,692,415
Total Common Stocks (Cost: $64,179,564)		90,540,803
PREFERRED STOCKS: 7.2%
Banks: 0.7%
130,250	Banco ABC Brasil SA, 5.42% #	655,514

See Notes to Financial Statements

23

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Capital Goods: 1.9%
806,709	Marcopolo SA, 1.33% #	$905,059
274,200	Randon Implementos e Participacoes SA, 2.68% #	916,666
		1,821,725
Materials: 3.3%
1,122,850	Metalurgica Gerdau SA, 1.62% #	2,604,020
76,127	Unipar Carbocloro SA, 0.73% #	678,163
		3,282,183
Utilities: 1.3%
155,000	Cia Energetica de Sao Paulo, 2.78% #	1,234,147
Total Preferred Stocks (Cost: $3,254,251)		6,993,569
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $67,433,815)		97,534,372
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.3% (Cost: $1,306,142)
Money Market Fund: 1.3%
1,306,142	State Street Navigator Securities Lending Government Money Market Portfolio	$1,306,142
Total Investments: 101.2% (Cost: $68,739,957)		98,840,514
Liabilities in excess of other assets: (1.2)%		(1,216,481)
NET ASSETS: 100.0%		$97,624,033

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,811,608.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $88,302,698 which represents 90.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $488,184, or 0.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	2.2%	$2,138,363
Consumer Discretionary	24.1	23,550,762
Consumer Staples	5.3	5,172,077
Energy	2.4	2,289,076
Financials	1.9	1,876,590
Health Care	8.8	8,575,425
Industrials	9.0	8,792,263
Information Technology	8.2	8,011,278
Materials	10.9	10,672,667
Real Estate	5.7	5,529,309
Utilities	21.5	20,926,562
	100.0%	$97,534,372

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,186,130	$—	$1,186,130
Capital Goods	—	858,014	—	858,014
Consumer Durables & Apparel	—	15,646,902	—	15,646,902
Consumer Services	1,772,842	4,030,518	—	5,803,360
Energy	—	2,289,076	—	2,289,076
Food, Beverage & Tobacco	756,096	4,415,981	—	5,172,077
Health Care Equipment & Services	—	8,575,425	—	8,575,425
Insurance	—	393,965	—	393,965
Materials	2,179,678	5,210,806	—	7,390,484
Media & Entertainment	—	975,789	—	975,789
Real Estate	—	6,356,420	—	6,356,420
Retailing	—	914,370	—	914,370
Semiconductor	708,150	—	—	708,150
Software & Services	2,097,941	4,650,794	—	6,748,735
Technology Hardware & Equipment	554,393	—	—	554,393
Telecommunication Services	1,162,574	—	—	1,162,574
Transportation	—	6,112,524	—	6,112,524
Utilities	—	19,692,415	—	19,692,415
Preferred Stock*	—	6,993,569	—	6,993,569
Money Market Fund	1,306,142	—	—	1,306,142
Total	$10,537,816	$88,302,698	$—	$98,840,514

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

25

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Automobiles & Components: 2.1%
47,500	BAIC BluePark New Energy Technology Co. Ltd. * #	$39,789
30,781	Byd Co. Ltd. #	210,866
23,009	China Shipbuilding Industry Group Power Co. Ltd. * #	66,145
66,285	Chongqing Changan Automobile Co. Ltd. #	95,514
47,700	Fuyao Glass Industry Group Co. Ltd. #	164,362
40,974	Great Wall Motor Co. Ltd. #	52,153
31,580	Guangzhou Automobile Group Co. Ltd. #	53,046
53,573	Huayu Automotive Systems Co. Ltd. #	200,082
119,163	SAIC Motor Corp. Ltd. #	408,379
80,980	Zhejiang Century Huatong Group Co. Ltd. #	133,078
		1,423,414
Banks: 16.3%
1,302,200	Agricultural Bank of China Ltd. #	690,239
503,015	Bank of Beijing Co. Ltd. #	410,551
34,900	Bank of Changsha Co. Ltd. #	45,510
61,400	Bank of Chengdu Co. Ltd. #	80,076
716,400	Bank of China Ltd. #	379,771
933,916	Bank of Communications Co. Ltd. #	755,460
87,460	Bank of Guiyang Co. Ltd. #	120,176
69,760	Bank of Hangzhou Co. Ltd. #	91,829
313,900	Bank of Jiangsu Co. Ltd. #	326,695
201,771	Bank of Nanjing Co. Ltd. #	254,330
95,635	Bank of Ningbo Co. Ltd. #	387,228
241,454	Bank of Shanghai Co. Ltd. #	329,376
16,600	Bank of Xi’an Co. Ltd.	18,548
104,200	China CITIC Bank Corp. Ltd. #	92,374
228,300	China Construction Bank Corp. #	237,207
541,300	China Everbright Bank Co. Ltd. #	343,019
350,589	China Merchants Bank Co. Ltd. #	1,894,873
843,717	China Minsheng Banking Corp. Ltd. #	764,842
209,256	Huaxia Bank Co. Ltd. #	230,565
733,104	Industrial & Commercial Bank of China Ltd. #	619,410
494,291	Industrial Bank Co. Ltd. #	1,406,236
329,809	Ping An Bank Co. Ltd. #	780,415
20,800	Qingdao Rural Commercial Bank Corp.	19,318
399,118	Shanghai Pudong Development Bank Co. Ltd. #	709,464
		10,987,512
Capital Goods: 8.3%
47,100	AVIC Aircraft Co. Ltd. #	110,903
30,600	AVIC Aviation Engine Corp. Plc #	95,376
10,000	AVIC Helicopter Co. Ltd. #	68,563
14,300	AVIC Shenyang Aircraft Co. Ltd. * #	64,932
28,700	Beijing New Building Materials Plc #	104,923
17,899	China Avionics Systems Co. Ltd. #	36,625
79,824	China Communications Construction Co. Ltd. #	105,124
93,900	China Gezhouba Group Co. Ltd. #	90,096
Number of Shares		Value

Capital Goods: (continued)
83,800	China National Chemical Engineering Co. Ltd. #	$77,552
156,400	China Railway Construction Corp. Ltd. #	227,879
276,908	China Railway Group Ltd. #	236,436
311,100	China Shipbuilding Industry Co. Ltd. #	234,383
20,100	China Spacesat Co. Ltd. #	61,728
713,408	China State Construction Engineering Corp. Ltd. #	576,149
330,815	CRRC Corp. Ltd. #	339,578
55,458	Fangda Carbon New Material Co. Ltd. * #	96,993
29,000	Han’s Laser Technology Co. Ltd. #	166,948
83,400	Jiangsu Zhongtian Technology Co. Ltd. #	99,575
242,700	Metallurgical Corp. of China Ltd. #	97,663
78,511	NARI Technology Co. Ltd. #	239,063
260,000	Power Construction Corp. of China Ltd. #	162,193
200,400	Sany Heavy Industry Co. Ltd. #	491,711
151,348	Shanghai Construction Group Co. Ltd. #	76,982
124,200	Shanghai Electric Group Co. Ltd. #	88,933
35,349	Shenzhen Inovance Technology Co. Ltd. #	155,752
37,089	Siasun Robot & Automation Co. Ltd. * #	74,658
54,561	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	69,139
126,207	TBEA Co. Ltd. #	120,649
162,900	Weichai Power Co. Ltd. #	372,170
159,800	XCMG Construction Machinery Co. Ltd. #	125,780
48,200	Xiamen C & D, Inc. #	62,319
93,900	Xinjiang Goldwind Science and Technology Co. Ltd. #	161,282
36,600	Zhejiang Chint Electrics Co. Ltd. #	140,975
46,982	Zhejiang Sanhua Intelligent Controls Co. Ltd. #	117,056
45,153	Zhengzhou Yutong Bus Co. Ltd. #	92,478
176,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	169,357
		5,611,923
Commercial & Professional Services: 0.3%
64,541	Beijing Originwater Technology Co. Ltd. #	70,548
12,500	Shanghai M&G Stationery, Inc. #	87,571
52,800	Shanghai Yuyuan Tourist Mart Group Co. Ltd.	59,432
		217,551
Consumer Durables & Apparel: 5.6%
163,628	Gree Electric Appliances, Inc. #	1,543,256
16,172	Hangzhou Robam Appliances Co. Ltd. #	78,641
165,095	Midea Group Co. Ltd. #	1,384,302
4,300	Oppein Home Group, Inc. #	72,242
125,300	Qingdao Haier Co. Ltd. #	351,401

See Notes to Financial Statements

26

Number of Shares		Value

Consumer Durables & Apparel: (continued)
459,800	TCL Corp. #	$295,636
5,600	Zhejiang Supor Co. Ltd. #	61,835
		3,787,313
Consumer Services: 1.2%
33,200	China International Travel Service Corp. Ltd. #	424,612
45,094	Heilan Home Co. Ltd. #	49,766
23,100	Offcn Education Technology Co. Ltd. #	59,406
139,420	Shenzhen Overseas Chinese Town Co. Ltd. #	156,127
29,600	Songcheng Performance Development Co. Ltd. #	131,510
		821,421
Diversified Financials: 6.9%
74,336	Anxin Trust Co. Ltd. * #	47,436
183,086	AVIC Capital Co. Ltd. #	127,697
63,100	Bohai Capital Holding Co. Ltd. * #	34,494
85,400	Caitong Securities Co. Ltd. #	139,473
43,800	China Galaxy Securities Co. Ltd. #	73,215
11,600	China Great Wall Securities Co. Ltd. #	23,148
97,200	China Merchants Securities Co. Ltd. #	255,803
9,200	Chinalin Securities Co. Ltd. #	19,787
267,500	CITIC Securities Co. Ltd. #	973,755
15,200	CSC Financial Co. Ltd. #	66,702
46,900	Dongxing Securities Co. Ltd. #	88,704
182,620	East Money Information Co. Ltd. #	414,392
66,371	Everbright Securities Co. Ltd. #	125,166
139,950	Founder Securities Co. Ltd. #	174,579
153,250	Guotai Junan Securities Co. Ltd. #	407,664
83,630	Guoyuan Securities Co. Ltd. #	151,092
275,036	Haitong Securities Co. Ltd. #	611,953
7,300	Hithink RoyalFlush Information Network Co. Ltd. #	114,857
13,600	Hongta Securities Co. Ltd. *	32,745
16,860	Minmetals Capital Co. Ltd. #	20,052
121,700	Orient Securities Co. Ltd. #	188,445
57,500	SDIC Capital Co. Ltd. #	125,386
306,438	Shenwan Hongyuan Group Co. Ltd. #	225,595
82,200	Sinolink Securities Co. Ltd. #	110,032
17,600	Tianfeng Securities Co. Ltd. #	18,623
45,300	Zheshang Securities Co. Ltd. #	72,598
		4,643,393
Energy: 2.1%
62,200	China Coal Energy Co. Ltd. #	44,871
20,100	China Oilfield Services Ltd. #	55,556
454,700	China Petroleum and Chemical Corp. #	334,327
112,110	China Shenhua Energy Co. Ltd. #	294,030
69,100	CNOOC Energy Technology & Services Ltd. *	29,110
75,180	Offshore Oil Engineering Co. Ltd. #	79,798
330,200	PetroChina Co. Ltd. #	276,734
136,007	Shaanxi Coal Industry Co. Ltd. #	175,749
41,800	Shanxi Meijin Energy Co. Ltd. * #	56,854
30,200	Yanzhou Coal Mining Co. Ltd. #	45,823
		1,392,852
Number of Shares		Value

Financials: 2.0%
131,600	Changjiang Securities Co. Ltd. #	$135,158
100,556	GF Securities Co. Ltd. #	219,406
68,650	Guoyuan Securities Co. Ltd. #	91,511
150,004	Huatai Securities Co. Ltd. #	438,165
159,350	Industrial Securities Co. Ltd. #	162,357
81,600	SooChow Securities Co. Ltd. #	117,378
95,928	Southwest Securities Co. Ltd. #	71,586
59,514	Western Securities Co. Ltd. #	83,977
		1,319,538
Food, Beverage & Tobacco: 12.1%
3,900	Anhui Gujing Distillery Co. Ltd. #	76,149
27,500	Foshan Haitian Flavouring and Food Co. Ltd. #	425,212
26,900	Guangdong Haid Group Co. Ltd. #	139,130
14,325	Hebei Yangyuan Zhihui Beverage Co. Ltd. #	59,778
33,867	Henan Shuanghui Investment and Development Co. Ltd. #	141,254
207,244	Inner Mongolia Yili Industrial Group Co. Ltd. #	922,076
20,499	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	325,852
17,126	Kweichow Moutai Co. Ltd. #	2,914,686
24,893	Luzhou Laojiao Co. Ltd. #	310,347
29,400	Muyuan Foodstuff Co. Ltd. #	374,799
71,700	New Hope Liuhe Co. Ltd. #	205,700
8,860	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. #	114,217
66,000	Tongwei Co. Ltd. #	124,489
126,385	Wens Foodstuffs Group Co. Ltd. #	610,071
66,000	Wuliangye Yibin Co. Ltd. #	1,263,173
130,156	Yonghui Superstores Co. Ltd. #	141,029
		8,147,962
Health Care Equipment & Services: 1.5%
42,162	Aier Eye Hospital Group Co. Ltd. #	239,847
17,800	Hangzhou Tigermed Consulting Co. Ltd. #	161,582
29,781	Huadong Medicine Co. Ltd. #	104,425
19,100	Jointown Pharmaceutical Group Co. Ltd. #	38,838
36,300	Lepu Medical Technology Beijing Co. Ltd. #	172,716
93,274	Meinian Onehealth Healthcare Holdings Co. Ltd. #	199,636
39,173	Shanghai Pharmaceuticals Holding Co. Ltd. #	103,406
		1,020,450
Insurance: 8.5%
56,611	China Life Insurance Co. Ltd. #	284,084
106,817	China Pacific Insurance Group Co. Ltd. #	581,338
67,200	Hubei Biocause Pharmaceutical Co. Ltd. #	67,971
28,376	New China Life Insurance Co. Ltd. #	200,667

See Notes to Financial Statements

27

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Insurance: (continued)
36,200	People’s Insurance Co. Group of China Ltd. #	$39,527
368,220	Ping An Insurance Group Co. of China Ltd. #	4,525,424
		5,699,011
Materials: 6.2%
222,300	Aluminum Corporation of China Ltd. * #	113,140
81,530	Angang Steel Co. Ltd. #	39,258
68,000	Anhui Conch Cement Co. Ltd. #	535,439
50,300	Baiyin Nonferrous Group Co. Ltd. * #	26,553
302,828	Baoshan Iron and Steel Co. Ltd. #	249,873
113,400	BBMG Corp. #	60,778
30,352	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. #	114,754
10,000	Bluestar Adisseo Co. #	15,907
71,400	China Jushi Co. Ltd. #	111,864
240,200	China Molybdenum Co. Ltd. #	150,688
74,070	China Northern Rare Earth Group High-Tech Co. Ltd. #	114,993
144,400	Hebei Iron & Steel Co. Ltd. #	53,533
71,740	Hengli Petrochemical Co. Ltd. #	166,000
38,600	Hengyi Petrochemical Co. Ltd. #	77,339
4,780	Hoshine Silicon Industry Co. Ltd. #	20,230
114,716	Inner Mongolia Junzheng Energy and Chemical Industry Co. Ltd. * #	51,628
774,760	Inner Mongolian Baotou Steel Union Co. Ltd. #	146,992
35,300	Jiangxi Copper Co. Ltd. #	85,934
26,000	Jiangxi Ganfeng Lithium Co. Ltd. #	130,378
34,500	Lomon Billions Group Co. Ltd. #	76,340
27,400	Ningxia Baofeng Energy Group Co. Ltd.	37,457
146,000	Pangang Group Vanadium Titanium & Resources Co. Ltd. * #	61,274
64,200	Rongsheng Petro Chemical Co. Ltd. #	114,363
35,300	Shandong Gold Mining Co. Ltd. #	163,940
243,740	Shandong Nanshan Aluminum Co. Ltd. #	78,482
30,634	Tianqi Lithium Industries, Inc. #	132,975
214,700	Tongling Nonferrous Metals Group Co. Ltd. #	71,906
44,300	Transfar Zhilian Co. Ltd. #	44,470
53,370	Wanhua Chemical Group Co. Ltd. #	431,639
20,836	YanAn Bicon Pharmaceutical Listed Co. * #	46,762
22,033	Zhejiang Huayou Cobalt Co. Ltd. #	124,113
88,500	Zhejiang Longsheng Group Co. Ltd. #	184,201
58,646	Zhongjin Gold Corp. Ltd. #	71,029
467,300	Zijin Mining Group Co. Ltd. #	306,888
		4,211,120
Media & Entertainment: 1.4%
25,429	China Film Co. Ltd. #	55,655
13,600	China Satellite Communications Co. Ltd. *	22,124
349,212	Focus Media Information Technology Co. Ltd. #	314,439
20,600	Giant Network Group Co. Ltd. #	53,462
18,160	Mango Excellent Media Co. Ltd. * #	91,136
Number of Shares		Value

Media & Entertainment: (continued)
17,600	Perfect World Co. Ltd. #	$111,810
69,967	Shanghai Oriental Pearl Media Co. Ltd. #	94,146
28,300	Wanda Film Holding Co. Ltd. * #	73,869
35,900	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. #	139,002
		955,643
Pharmaceuticals / Biotechnology: 5.6%
18,600	Beijing Tongrentang Co. Ltd. #	75,300
4,800	Changchun High & New Technology Industry Group, Inc. #	308,351
8,945	Chengdu Kanghong Pharmaceutical Group Co. Ltd. #	47,446
16,300	Chongqing Zhifei Biological Products Co. Ltd. #	116,349
19,161	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	98,130
28,640	Hualan Biological Engineering, Inc. #	144,765
11,100	Hubei Jumpcan Pharmaceutical Co. Ltd. #	38,592
105,249	Jiangsu Hengrui Medicine Co. Ltd. #	1,324,213
15,600	Shandong Dong-E E-Jiao Co. Ltd. #	79,276
34,200	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	130,906
67,660	Shanghai RAAS Blood Products Co. Ltd. * #	72,180
14,186	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	40,636
29,391	Sichuan Kelun Pharmaceutical Co. Ltd. #	99,175
30,870	Tasly Pharmaceutical Group Co. Ltd. #	68,382
48,439	Tonghua Dongbao Pharmaceutical Co. Ltd. #	88,111
41,800	Walvax Biotechnology Co. Ltd. #	194,842
24,920	WuXi AppTec Co. Ltd. #	329,842
17,401	Yunnan Baiyao Group Co. Ltd. #	223,783
10,291	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. #	162,564
43,800	Zhejiang NHU Co. Ltd. #	146,429
		3,789,272
Real Estate: 4.6%
40,974	China Fortune Land Development Co. Ltd. #	169,082
107,559	China Merchants Shekou Industrial Zone Co. Ltd. #	306,969
198,367	China Vanke Co. Ltd. #	918,105
76,701	Gemdale Corp. #	159,754
124,100	Greenland Holdings Corp. Ltd. #	123,863
63,000	Jiangsu Zhongnan Construction Group Co. Ltd. #	95,616
72,600	Jinke Properties Group Co. Ltd. #	80,039
243,304	Poly Real Estate Group Co. Ltd. #	565,664
13,700	Red Star Macalline Group Corp. Ltd. #	22,291
59,100	RiseSun Real Estate Development Co. Ltd. #	83,487

See Notes to Financial Statements

28

Number of Shares		Value

Real Estate: (continued)
30,700	Seazen Holdings Co. Ltd. #	$170,654
13,600	Shanghai Lingang Holdings Corp. Ltd. #	47,927
29,917	Shanghai Lujiazui Finance and Trade Zone Development Co. Ltd. #	58,075
55,100	Sunshine City Group Co. Ltd. #	67,360
146,181	Xinhu Zhongbao Co. Ltd. #	79,455
119,323	Youngor Group Co. Ltd. #	119,528
		3,067,869
Retailing: 0.3%
110,920	China Grand Automotive Services Co. Ltd. #	51,938
126,600	Suning Commerce Group Co. Ltd. #	183,959
		235,897
Semiconductor: 1.5%
6,567	Gigadevice Semiconductor Beijing, Inc. #	193,073
89,778	LONGi Green Energy Technology Co. Ltd. #	320,432
83,223	Sanan Optoelectronics Co. Ltd. #	219,673
4,600	Shenzhen Goodix Technology Co. Ltd. #	136,473
5,900	Will Semiconductor Ltd. #	121,853
		991,504
Software & Services: 1.7%
13,800	360 Security Technology, Inc. #	46,659
38,000	Aisino Co. Ltd. #	126,569
52,330	Anhui USTC iFlytek Co. Ltd. #	259,635
10,906	Beijing Shiji Information Technology Co. Ltd. #	61,175
23,000	Glodon Co. Ltd. #	112,368
21,790	Hundsun Technologies, Inc. #	243,760
66,131	Wangsu Science and Technology Co. Ltd. #	90,703
42,515	Yonyou Network Technology Co. Ltd. #	173,816
		1,114,685
Technology Hardware & Equipment: 6.1%
8,600	Avary Holding Shenzhen Co. Ltd. #	55,575
18,173	AVIC Jonhon OptronicTechnology Co. Ltd. #	101,960
805,733	BOE Technology Group Co. Ltd. #	526,648
35,600	Chaozhou Three-Circle Group Co. Ltd. #	113,976
21,400	Dawning Information Industry Co. Ltd. #	106,459
149,000	Dongxu Optoelectronic Technology Co. Ltd. #	71,980
23,922	Fiberhome Telecommunication Technologies Co. Ltd. #	94,428
60,700	Foxconn Industrial Internet Co. Ltd. #	159,794
77,200	GoerTek, Inc. #	221,454
2,500	Guangzhou Shiyuan Electronic Technology Co. Ltd. #	30,786
127,064	Hangzhou Hikvision Digital Technology Co. Ltd. #	599,030
45,280	Hengtong Optic-electric Co. Ltd. #	105,944
Number of Shares		Value

Technology Hardware & Equipment: (continued)
26,649	Lens Technology Co. Ltd. #	$53,012
109,062	Luxshare Precision Industry Co. Ltd. #	573,252
64,550	OFILM Group Co. Ltd. * #	144,891
38,700	Shengyi Technology Co. Ltd. #	116,409
3,500	Shennan Circuits Co. Ltd. #	71,471
26,300	Shenzhen Sunway Communication Co. Ltd. * #	171,564
80,600	Tsinghua Tongfang Co. Ltd. * #	101,617
27,800	Tsinghua Unisplendour Co. Ltd. #	126,281
61,395	Zhejiang Dahua Technology Co. Ltd. #	175,779
80,820	ZTE Corp. * #	411,831
		4,134,141
Telecommunication Services: 0.4%
316,478	China United Network Communications Ltd. #	268,032
Transportation: 2.9%
101,600	Air China Ltd. #	141,646
131,600	China COSCO Holdings Co. Ltd. * #	99,739
152,300	China Eastern Airlines Corp. Ltd. * #	127,300
146,200	China Southern Airlines Co. Ltd. #	151,041
202,091	Daqin Railway Co. Ltd. #	238,337
35,200	Guangzhou Baiyun International Airport Co. Ltd. #	88,389
391,100	Hainan Airlines Co. Ltd. * #	97,191
134,367	Ningbo Port Co. Ltd. #	73,403
16,500	Qingdao Port International Co. Ltd. #	16,309
30,000	SF Holding Co. Ltd. #	160,379
32,700	Shanghai International Airport Co. Ltd. #	370,474
157,500	Shanghai International Port Group Co. Ltd. #	130,818
12,500	Spring Airlines Co. Ltd. #	78,882
10,400	STO Express Co. Ltd. #	29,131
19,300	YTO Express Group Co. Ltd. #	35,118
22,740	Yunda Holding Co. Ltd. #	108,952
		1,947,109
Utilities: 2.4%
211,599	China National Nuclear Power Co. Ltd. #	152,021
299,100	China Yangtze Power Co. Ltd. #	790,004
400,800	GD Power Development Co. Ltd. #	134,762
110,800	Huadian Power International Corp. Ltd. #	58,411
61,200	Huaneng Lancang River Hydropower, Inc. #	37,123
149,557	Huaneng Power International, Inc. #	119,917
115,300	SDIC Power Holdings Co. Ltd. #	152,031
59,900	Sichuan Chuantou Energy Co. Ltd. #	84,715
138,710	Zhejiang Zheneng Electric Power Co. Ltd. #	78,926
		1,607,910
Total Common Stocks (Cost: $49,818,798)		67,395,522
Other assets less liabilities: 0.0%		25,305
NET ASSETS: 100.0%		$67,420,827

See Notes to Financial Statements

29

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $67,176,788 which represents 99.6% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	1.8%	$1,223,675
Consumer Discretionary	9.4	6,327,477
Consumer Staples	12.1	8,147,962
Energy	2.1	1,392,852
Financials	33.6	22,649,454
Health Care	7.1	4,809,722
Industrials	11.4	7,717,151
Information Technology	9.3	6,240,330
Materials	6.2	4,211,120
Real Estate	4.6	3,067,869
Utilities	2.4	1,607,910
	100.0%	$67,395,522

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,423,414	$—	$1,423,414
Banks	—	10,987,512	—	10,987,512
Capital Goods	—	5,611,923	—	5,611,923
Commercial & Professional Services	59,432	158,119	—	217,551
Consumer Durables & Apparel	—	3,787,313	—	3,787,313
Consumer Services	—	821,421	—	821,421
Diversified Financials	32,745	4,610,648	—	4,643,393
Energy	—	1,392,852	—	1,392,852
Financials	—	1,319,538	—	1,319,538
Food, Beverage & Tobacco	—	8,147,962	—	8,147,962
Health Care Equipment & Services	—	1,020,450	—	1,020,450
Insurance	—	5,699,011	—	5,699,011
Materials	—	4,211,120	—	4,211,120
Media & Entertainment	—	955,643	—	955,643
Pharmaceuticals / Biotechnology	—	3,789,272	—	3,789,272
Real Estate	—	3,067,869	—	3,067,869
Retailing	—	235,897	—	235,897
Semiconductor	—	991,504	—	991,504
Software & Services	—	1,114,685	—	1,114,685
Technology Hardware & Equipment	—	4,134,141	—	4,134,141
Telecommunication Services	—	268,032	—	268,032
Transportation	—	1,947,109	—	1,947,109
Utilities	—	1,607,910	—	1,607,910
Total	$92,177	$67,303,345	$—	$67,395,522

See Notes to Financial Statements

30

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Automobiles & Components: 2.0%
62,622	Byd Co. Ltd. #	$428,993
95,500	Zhejiang Century Huatong Group Co. Ltd. #	156,939
		585,932
Banks: 2.9%
203,532	Bank of Ningbo Co. Ltd. #	824,106
45,300	Qingdao Rural Commercial Bank Corp. #	42,184
		866,290
Capital Goods: 10.0%
136,100	AVIC Electromechanical Systems Co. Ltd. #	135,742
62,200	Contemporary Amperex Technology Co. Ltd. * #	951,483
39,205	Eve Energy Co. Ltd. * #	283,136
65,800	Han’s Laser Technology Co. Ltd. #	378,799
83,290	Shenzhen Inovance Technology Co. Ltd. #	366,985
91,222	Siasun Robot & Automation Co. Ltd. * #	183,625
105,449	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	133,623
192,330	Xinjiang Goldwind Science and Technology Co. Ltd. #	330,345
90,426	Zhejiang Sanhua Intelligent Controls Co. Ltd. #	225,296
		2,989,034
Commercial & Professional Services: 0.5%
132,663	Beijing Originwater Technology Co. Ltd. #	145,010
Consumer Durables & Apparel: 2.0%
35,980	Hangzhou Robam Appliances Co. Ltd. #	174,962
98,176	NavInfo Co. Ltd. #	227,295
44,500	Zhejiang Semir Garment Co. Ltd. #	63,118
12,223	Zhejiang Supor Co. Ltd. #	134,966
		600,341
Consumer Services: 1.2%
41,900	Offcn Education Technology Co. Ltd. #	107,754
54,821	Songcheng Performance Development Co. Ltd. #	243,565
		351,319
Diversified Financials: 7.0%
72,300	China Great Wall Securities Co. Ltd. #	144,316
384,575	East Money Information Co. Ltd. #	872,658
177,880	First Capital Securities Co. Ltd. #	212,145
164,143	Guoyuan Securities Co. Ltd. #	296,553
15,300	Hithink RoyalFlush Information Network Co. Ltd. #	240,727
120,700	Shanxi Securities Co. Ltd. #	143,958
136,054	Western Securities Co. Ltd. #	191,979
		2,102,336
Food, Beverage & Tobacco: 11.6%
28,800	Fujian Sunner Development Co. Ltd. #	99,637
52,400	Guangdong Haid Group Co. Ltd. #	271,019
311,400	Guangdong Wens Foodstuffs Group Co. Ltd. #	1,503,154
Number of Shares		Value

Food, Beverage & Tobacco: (continued)
41,938	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	$666,646
98,100	Jiangxi Zhengbang Technology Co. Ltd.	228,167
54,900	Muyuan Foodstuff Co. Ltd. #	699,880
		3,468,503
Health Care Equipment & Services: 8.4%
98,255	Aier Eye Hospital Group Co. Ltd. #	558,952
45,320	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	132,327
86,598	Lepu Medical Technology Beijing Co. Ltd. #	412,034
192,916	Meinian Onehealth Healthcare Holdings Co. Ltd. #	412,902
30,400	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. #	794,876
95,551	Winning Health Technology Group Co. Ltd. #	206,033
		2,517,124
Household & Personal Products: 0.4%
57,400	By-health Co. Ltd. #	134,546
Materials: 4.9%
63,269	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. #	239,207
57,700	Jiangxi Ganfeng Lithium Co. Ltd. #	289,339
77,600	Lomon Billions Group Co. Ltd. #	171,709
126,000	Rongsheng Petrochemical Co. Ltd. #	224,450
87,750	Sansteel Minguang Co. Ltd., Fujian #	118,069
71,136	Tianqi Lithium Industries, Inc. #	308,785
95,200	Zhejiang Transfar Co. Ltd. #	95,566
		1,447,125
Media & Entertainment: 6.5%
71,610	Beijing Enlight Media Co. Ltd. #	121,488
833,760	Focus Media Information Technology Co. Ltd. #	750,738
34,180	Giant Network Group Co. Ltd. #	88,706
42,670	Mango Excellent Media Co. Ltd. * #	214,139
42,600	Perfect World Co. Ltd. #	270,631
56,150	Wanda Film Holding Co. Ltd. * #	146,564
88,400	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. #	342,278
		1,934,544
Pharmaceuticals / Biotechnology: 8.9%
12,900	BGI Genomics Co. Ltd. #	127,418
20,600	Chengdu Kanghong Pharmaceutical Group Co. Ltd. #	109,266
38,600	Chongqing Zhifei Biological Products Co. Ltd. #	275,526
38,600	Hangzhou Tigermed Consulting Co. Ltd. #	350,396
60,790	Hualan Biological Engineering, Inc. #	307,271
146,463	Shanghai RAAS Blood Products Co. Ltd. * #	156,247
21,300	Shenzhen Kangtai Biological Products Co. Ltd. #	268,724

See Notes to Financial Statements

31

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Pharmaceuticals / Biotechnology: (continued)
27,340	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	$78,316
71,598	Sichuan Kelun Pharmaceutical Co. Ltd. #	241,596
95,500	Walvax Biotechnology Co. Ltd. * #	445,153
87,870	Zhejiang NHU Co. Ltd. #	293,760
		2,653,673
Real Estate: 0.6%
130,700	RiseSun Real Estate Development Co. Ltd. #	184,633
Retailing: 1.3%
259,338	Suning Commerce Group Co. Ltd. #	376,836
Semiconductor: 0.8%
135,720	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. #	230,213
Software & Services: 7.5%
118,850	Anhui USTC iFlytek Co. Ltd. #	589,673
24,490	Beijing Shiji Information Technology Co. Ltd. #	137,371
80,700	Beijing Sinnet Technology Co. Ltd. #	232,769
146,358	DHC Software Co. Ltd. #	217,079
55,575	Glodon Software Co. Ltd. #	271,515
11,700	Sangfor Technologies, Inc.	192,151
340,163	Shanghai 2345 Network Holding Group Co. Ltd. #	157,974
46,800	Venustech Group, Inc. #	227,389
143,650	Wangsu Science and Technology Co. Ltd. #	197,026
		2,222,947
Technology Hardware & Equipment: 21.0%
18,800	Avary Holding Shenzhen Co. Ltd. #	121,450
42,161	AVIC Jonhon Optronic Technology Co. Ltd. #	236,545
80,900	Chaozhou Three-Circle Group Co. Ltd. #	259,007
165,616	GoerTek, Inc. #	475,081
134,500	Guangdong LY Intelligent Manufacturing Co. Ltd. * #	210,465
Number of Shares		Value

Technology Hardware & Equipment: (continued)
127,400	Guangzhou Haige Communications Group, Inc. Co. #	$198,324
5,700	Guangzhou Shiyuan Electronic Technology Co. Ltd. #	70,193
266,295	Hangzhou Hikvision Digital Technology Co. Ltd. #	1,255,420
62,268	Lens Technology Co. Ltd. #	123,868
238,877	Luxshare Precision Industry Co. Ltd. #	1,255,587
16,500	NAURA Technology Group Co. Ltd. #	208,753
148,962	OFILM Group Co. Ltd. * #	334,365
8,000	Shennan Circuits Co. Ltd. #	163,326
62,101	Shenzhen Sunway Communication Co. Ltd. * #	405,105
30,400	Unigroup Guoxin Microelectronics Co. Ltd. #	222,096
90,500	WUS Printed Circuit Kunshan Co. Ltd. #	288,833
8,100	Yealink Network Technology Corp. Ltd. #	84,325
122,405	Zhejiang Dahua Technology Co. Ltd. #	350,456
		6,263,199
Transportation: 2.0%
69,900	SF Holding Co. Ltd. #	373,684
20,100	STO Express Co. Ltd. #	56,302
36,088	Yunda Holding Co. Ltd. #	172,905
		602,891
Utilities: 0.5%
166,800	CGN Power Co. Ltd. * #	85,740
49,500	Jiangsu Guoxin Corp. Ltd. * #	54,881
		140,621
Total Common Stocks (Cost: $21,526,891)		29,817,117
Liabilities in excess of other assets: 0.0%		(10,782)
NET ASSETS: 100.0%		$29,806,335

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,396,779 which represents 98.6% of net assets.

See Notes to Financial Statements

32

Summary of Investments by Sector	% of Investments	Value
Communication Services	6.5%	$1,934,544
Consumer Discretionary	6.4	1,914,428
Consumer Staples	12.1	3,603,049
Financials	10.0	2,968,626
Health Care	17.3	5,170,797
Industrials	12.5	3,736,935
Information Technology	29.2	8,716,359
Materials	4.9	1,447,125
Real Estate	0.6	184,633
Utilities	0.5	140,621
	100.0%	$29,817,117

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$585,932	$—	$585,932
Banks	—	866,290	—	866,290
Capital Goods	—	2,989,034	—	2,989,034
Commercial & Professional Services	—	145,010	—	145,010
Consumer Durables & Apparel	—	600,341	—	600,341
Consumer Services	—	351,319	—	351,319
Diversified Financials	—	2,102,336	—	2,102,336
Food, Beverage & Tobacco	228,167	3,240,336	—	3,468,503
Health Care Equipment & Services	—	2,517,124	—	2,517,124
Household & Personal Products	—	134,546	—	134,546
Materials	—	1,447,125	—	1,447,125
Media & Entertainment	—	1,934,544	—	1,934,544
Pharmaceuticals / Biotechnology	—	2,653,673	—	2,653,673
Real Estate	—	184,633	—	184,633
Retailing	—	376,836	—	376,836
Semiconductor	—	230,213	—	230,213
Software & Services	192,151	2,030,796	—	2,222,947
Technology Hardware & Equipment	—	6,263,199	—	6,263,199
Transportation	—	602,891	—	602,891
Utilities	—	140,621	—	140,621
Total	$420,318	$29,396,779	$—	$29,817,117

See Notes to Financial Statements

33

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 97.8%
Banks: 8.4%
515,556	Commercial International Bank Egypt SAE Reg S (GDR)	$2,629,336
Capital Goods: 5.4%
2,361,122	El Sewedy Electric Co.	1,691,770
Consumer Durables & Apparel: 2.8%
1,319,716	Oriental Weavers	868,299
Consumer Services: 1.7%
628,167	Cairo Investment & Real Estate Development Co. SAE	543,237
Diversified Financials: 13.6%
3,158,573	CI Capital Holding for Financial Investments *	905,261
476,232	Egyptian Financial Group-Hermes Holding Co. Reg S (GDR)	1,047,710
905,899	Egyptian Financial Group-Hermes Holding SAE #	957,733
2,429,749	Pioneers Holding *	793,264
3,839,727	Qalaa Holdings SAE *	583,734
		4,287,702
Food, Beverage & Tobacco: 11.1%
2,301,665	Eastern Co. SAE	2,234,264
2,336,318	Juhayna Food Industries	1,256,226
		3,490,490
Health Care Equipment & Services: 10.4%
4,806,419	Cleopatra Hospital *	1,805,776
2,395,381	Ibnsina Pharma SAE #	1,459,412
		3,265,188
Materials: 17.5%
2,185,338	Alexandria Mineral Oils Co. #	494,712
851,809	Centamin Plc #	1,428,864
1,836,253	Egyptian Kuwaiti Holding Co. (USD)	2,425,690
1,041,822	Ezz Steel Co. SAE *	675,724
829,125	Sidi Kerir Petrochemcials Co.	463,897
		5,488,887
Number of Shares		Value

Real Estate: 21.5%
3,321,092	Emaar Misr for Development SAE * #	$604,923
702,827	Heliopolis Housing #	1,035,673
4,629,565	Medinet Nasr Housing *	1,390,312
8,440,427	Palm Hills Developments SAE *	919,244
1,161,991	Six of October Development & Investment Co. #	959,620
3,591,609	Talaat Moustafa Group	1,828,252
		6,738,024
Telecommunication Services: 5.4%
14,201,909	Orascom Telecom Media and Technology Holding SAE * #	482,781
1,925,682	Telecom Egypt #	1,206,510
		1,689,291
Total Common Stocks (Cost: $28,413,440)		30,692,224
Other assets less liabilities: 2.2%		701,889
NET ASSETS: 100.0%		$31,394,113

Definitions:

GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $8,630,228 which represents 27.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

34

Summary of Investments by Sector	% of Investments	Value
Communication Services	5.5%	$1,689,291
Consumer Discretionary	4.6	1,411,536
Consumer Staples	11.4	3,490,490
Financials	22.5	6,917,038
Health Care	10.6	3,265,188
Industrials	5.5	1,691,770
Materials	17.9	5,488,887
Real Estate	22.0	6,738,024
	100.0%	$30,692,224

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock
Banks	$2,629,336	$—	$—	$2,629,336
Capital Goods	1,691,770	—	—	1,691,770
Consumer Durables & Apparel	868,299	—	—	868,299
Consumer Services	543,237	—	—	543,237
Diversified Financials	3,329,969	957,733	—	4,287,702
Food, Beverage & Tobacco	3,490,490	—	—	3,490,490
Health Care Equipment & Services	1,805,776	1,459,412	—	3,265,188
Materials	3,565,311	1,923,576	—	5,488,887
Real Estate	4,137,808	2,600,216	—	6,738,024
Telecommunication Services	—	1,689,291	—	1,689,291
Total	$22,061,996	$8,630,228	$—	$30,692,224

See Notes to Financial Statements

35

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Automobiles & Components: 1.3%
69,046	Ceat Ltd. #	$956,653
466,396	Jamna Auto Industries Ltd. #	304,819
288,210	JK Tyre & Industries Ltd. #	302,547
		1,564,019
Banks: 6.6%
1,746,649	Andhra Bank *	408,655
155,854	Can Fin Homes Ltd. #	858,877
771,487	Development Credit Bank Ltd. #	1,858,214
918,313	Dewan Housing Finance Corp. Ltd. *	216,140
63,032	GIC Housing Finance Ltd. #	138,106
1,086,324	Jammu & Kashmir Bank Ltd. * #	454,494
675,359	Karnataka Bank Ltd. #	682,158
1,559,024	Karur Vysya Bank Ltd. #	1,316,507
328,432	Lakshmi Vilas Bank Ltd. *	79,372
801,905	Oriental Bank of Commerce * #	585,096
4,324,765	South Indian Bank Ltd. #	612,291
2,094,172	Syndicate Bank * #	816,157
		8,026,067
Capital Goods: 17.2%
48,744	BEML Ltd. #	672,400
160,087	Dilip Buildcon Ltd. Reg S 144A #	903,604
739,642	Engineers India Ltd. #	1,026,048
304,883	Escorts Ltd. #	2,691,833
228,684	Graphite India Ltd. #	972,432
285,840	Greaves Cotton Ltd. #	536,317
58,465	HEG Ltd. #	874,042
3,615,744	Hindustan Construction Co. Ltd. *	509,095
33,851	IndiaMart InterMesh Ltd. Reg S 144A * #	978,921
719,892	IRB Infrastructure Developers Ltd. * #	751,648
1,452,472	Jain Irrigation Systems Ltd.	161,774
310,082	Kajaria Ceramics Ltd. #	2,282,380
300,918	KEC International Ltd. #	1,274,010
186,117	KEI Industries Ltd.	1,194,877
731,553	MMTC Ltd. #	192,297
1,816,206	Nagarjuna Construction Co. Ltd. #	1,425,466
429,707	Nava Bharat Ventures Ltd. #	448,987
2,106,872	NBCC India Ltd. #	1,028,895
40,500	Nissei ASB Machine Co. Ltd. #	1,758,125
214,112	Praj Industries Ltd. #	307,868
1,220,242	Rail Vikas Nigam Ltd. Reg S #	392,398
12,712,876	Suzlon Energy Ltd. * #	330,107
263,194	Texmaco Rail & Engineering Ltd. #	122,388
173,329	Welspun Enterprises Ltd.	185,281
		21,021,193
Commercial & Professional Services: 1.7%
208,442	Quess Corp. Ltd. Reg S 144A *	1,415,299
158,503	RITES Ltd. #	643,669
		2,058,968
Consumer Durables & Apparel: 6.5%
36,808	Amber Enterprises India Ltd. #	576,352
618,386	Arvind Ltd. #	346,224
119,924	Bajaj Electricals Ltd. #	601,783
241,746	Bombay Dyeing & Manufacturing Co. Ltd. #	268,861
13,537	Dixon Technologies India Ltd. Reg S #	720,874

Number of Shares		Value

Consumer Durables & Apparel: (continued)
115,243	Himatsingka Seide Ltd.	$200,365
234,706	Jindal Worldwide Ltd.	208,143
29,558	LUX Industries Ltd.	531,979
71,846	Raymond Ltd. #	673,570
285,899	Swan Energy Ltd. #	433,468
71,948	TCNS Clothing Co. Ltd. Reg S 144A *	625,857
5,716,208	Trident Ltd.	536,559
14,873	TTK Prestige Ltd.	1,190,423
165,410	VIP Industries Ltd. #	1,000,836
		7,915,294
Consumer Services: 1.5%
1,298,085	Chennai Super Kings Cricket Ltd. * # ∞ ø	164,038
317,129	Delta Corp. Ltd.	879,925
927,313	Lemon Tree Hotels Ltd. Reg S 144A *	831,459
		1,875,422
Diversified Financials: 5.4%
52,700	BSE Ltd. #	370,286
170,827	Capri Global Capital Ltd. #	485,402
99,141	Care Ratings Ltd. #	887,805
122,316	Central Depository Services India Ltd. Reg S #	381,663
3,737,027	IDFC Ltd.	2,054,947
3,639,413	IFCI Ltd. * #	336,524
84,564	Multi Commodity Exchange of India Ltd. #	1,384,655
614,621	Reliance Capital Ltd. *	127,009
115,943	Repco Home Finance Ltd. #	515,620
		6,543,911
Energy: 0.4%
174,298	Chennai Petroleum Corp. Ltd. * #	301,557
154,789	Hindustan Oil Exploration Co. Ltd. * #	196,922
		498,479
Food, Beverage & Tobacco: 6.7%
159,474	Avanti Feeds Ltd. #	1,305,591
633,037	Balrampur Chini Mills Ltd. #	1,627,515
81,667	Bombay Burmah Trading Co. #	1,189,105
50,715	Godfrey Phillips India Ltd. #	904,208
138,547	Kaveri Seed Co. Ltd. #	987,622
164,092	Parag Milk Foods Ltd. Reg S 144A #	308,044
260,256	Radico Khaitan Ltd. #	1,143,688
290,216	Triveni Engineering & Industries Ltd.	289,288
16,489	Venky’s India Ltd. #	406,971
		8,162,032
Health Care Equipment & Services: 0.9%
314,469	Max India Ltd. *	359,944
173,155	Take Solutions Ltd. #	242,005
61,800	Thyrocare Technologies Ltd. Reg S 144A	475,460
		1,077,409
Materials: 15.4%
130,716	Advanced Enzyme Technologies Ltd. Reg S	303,083
34,719	Atul Ltd.	1,970,347
194,190	Bhansali Engineering Polymers Ltd.	141,470
260,050	Century Plyboards India Ltd.	585,109

See Notes to Financial Statements

36

Number of Shares		Value

Materials: (continued)
487,163	Chambal Fertilizers & Chemicals Ltd. # $	1,039,586
182,528	DCM Shriram Ltd. #	1,009,471
207,170	EID Parry India Ltd. #	585,014
114,958	GHCL Ltd. #	296,915
181,915	Gujarat Narmada Valley Fertilizers Co. Ltd. #	417,408
490,086	Himadri Speciality Chemical Ltd.	416,426
541,477	Hindustan Copper Ltd. #	297,867
604,550	India Cements Ltd. #	604,644
46,550	International Paper APPM Ltd. * #	187,400
234,981	Jai Corp. Ltd. #	300,141
576,995	Jindal Saw Ltd. #	590,883
276,158	Jindal Stainless Hisar Ltd. * #	292,945
137,731	JK Lakshmi Cement Ltd. #	540,287
208,631	JK Paper Ltd. #	363,140
39,353	Kiri Industries Ltd. #	221,430
297,671	Meghmani Organics Ltd. #	238,662
173,596	Mishra Dhatu Nigam Ltd. Reg S 144A	380,374
301,527	MOIL Ltd.	618,869
2,183,677	National Aluminium Co. Ltd. #	1,336,154
334,958	National Fertilizers Ltd. #	122,210
17,467	Nilkamal Ltd.	319,078
193,829	NOCIL Ltd. #	275,679
201,718	Phillips Carbon Black Ltd. #	334,773
589,171	Prism Johnson Ltd. #	518,733
393,687	Rain Industries Ltd. #	544,338
227,623	Rallis India Ltd.	536,385
645,742	Rashtriya Chemicals & Fertilizers Ltd.	422,484
151,629	SH Kelkar & Co. Ltd. Reg S 144A * #	234,336
81,029	Sudarshan Chemical Industries #	462,424
63,685	Surya Roshni Ltd. #	141,676
81,010	Tamil Nadu Newsprint & Papers Ltd. #	191,336
32,873	Tata Metaliks Ltd.	282,062
122,512	Tinplate Co. of India Ltd. #	244,721
84,522	Uflex Ltd.	239,256
559,797	Welspun Corp. Ltd. #	1,131,969
		18,739,085
Media & Entertainment: 5.7%
116,372	DEN Networks Ltd. *	78,909
2,155,159	Dish TV India Ltd. * #	395,809
407,228	Eros International Plc (USD) *	1,380,503
113,897	Just Dial Ltd. *	911,694
125,074	PVR Ltd. #	3,328,275
69,833	TV Today Network Ltd. #	236,166
2,173,852	TV18 Broadcast Ltd. * #	644,887
		6,976,243
Pharmaceuticals / Biotechnology: 10.3%
120,732	Bliss Gvs Pharma Ltd. #	254,842
607,586	Granules India Ltd.	1,047,853
215,678	Ipca Laboratories Ltd. #	3,434,396
93,916	JB Chemicals & Pharmaceuticals Ltd.	560,050
349,568	Jubilant Life Sciences Ltd.	2,629,909
19,430	Procter & Gamble Health Ltd.	1,188,669
200,905	Strides Pharma Science Ltd. #	1,019,538
408,929	Sun Pharma Advanced Research Co. Ltd. * #	895,966
248,304	Suven Life Sciences Ltd. #	1,068,818
Number of Shares		Value

Pharmaceuticals / Biotechnology: (continued)
140,404	Wockhardt Ltd. * #	$460,856
		12,560,897
Real Estate: 3.1%
532,501	Anant Raj Industries Ltd.	253,650
1,552,183	Indiabulls Real Estate Ltd. *	1,421,095
214,082	OMAXE Ltd. #	465,120
111,016	Sobha Developers Ltd. #	624,540
171,295	Sunteck Realty Ltd. #	999,105
		3,763,510
Retailing: 0.9%
776,845	Infibeam Avenues Ltd. #	598,284
943,954	PC Jeweller Ltd. * #	322,259
61,950	Yatra Online, Inc. (USD) *	195,143
		1,115,686
Software & Services: 11.2%
796,089	Birlasoft Ltd.	788,526
811,567	Firstsource Solutions Ltd. #	467,457
154,794	Intellect Design Arena Ltd. * #	300,137
33,394	Majesco Ltd. #	178,059
57,623	Mastek Ltd.	337,690
81,449	Newgen Software Technologies Ltd.	222,456
402,213	NIIT Ltd.	528,277
91,312	NIIT Technologies Ltd. #	2,033,916
182,636	Persistent Systems Ltd.	1,724,954
153,859	Sonata Software Ltd.	666,495
72,839	Tata Elxsi Ltd. #	843,217
2,531,704	Vakrangee Software Ltd. #	1,694,397
85,874	Virtusa Corp. *	3,892,668
		13,678,249
Technology Hardware & Equipment: 1.8%
872,876	Redington India Ltd.	1,440,564
472,736	Sterlite Technologies Ltd. #	785,957
		2,226,521
Telecommunication Services: 0.6%
3,069,327	Himachal Futuristic Communications Ltd.	754,666
Transportation: 1.5%
32,773	Dredging Corp. of India Ltd. #	152,978
212,108	Gateway Distriparks Ltd.	363,279
83,671	Mahindra Logistics Ltd. Reg S 144A #	471,503
545,211	Shipping Corp. of India Ltd. * #	473,671
105,746	VRL Logistics Ltd. #	407,333
		1,868,764
Utilities: 1.2%
866,183	PTC India Ltd. #	686,420
626,833	Reliance Infrastructure Ltd. *	258,187
3,283,358	Reliance Power Ltd. *	160,998
130,696	VA Tech Wabag Ltd. *	334,164
		1,439,769
Total Common Stocks (Cost: $129,945,612)		121,866,184
Other assets less liabilities: 0.1%		171,331
NET ASSETS: 100.0%		$122,037,515

See Notes to Financial Statements

37

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Definitions:

USD	United States Dollar

Footnotes:

(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $82,028,991 which represents 67.2% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $164,038, or 0.1% of net assets
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $6,624,857, or 5.4% of net assets.

Restricted securities held by the Fund as of December 31, 2019 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Chennai Super Kings Cricket Ltd.	10/08/15	1,298,085	$35,108	$164,038	0.1%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	6.3%	$7,730,909
Consumer Discretionary	10.2	12,470,421
Consumer Staples	6.7	8,162,032
Energy	0.4	498,479
Financials	12.0	14,569,978
Health Care	11.2	13,638,306
Industrials	20.5	24,948,925
Information Technology	13.0	15,904,770
Materials	15.4	18,739,085
Real Estate	3.1	3,763,510
Utilities	1.2	1,439,769
	100.0%	$121,866,184

See Notes to Financial Statements

38

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,564,019	$—	$1,564,019
Banks	704,167	7,321,900	—	8,026,067
Capital Goods	2,051,027	18,970,166	—	21,021,193
Commercial & Professional Services	1,415,299	643,669	—	2,058,968
Consumer Durables & Apparel	3,293,326	4,621,968	—	7,915,294
Consumer Services	1,711,384	—	164,038	1,875,422
Diversified Financials	2,181,956	4,361,955	—	6,543,911
Energy	—	498,479	—	498,479
Food, Beverage & Tobacco	289,288	7,872,744	—	8,162,032
Health Care Equipment & Services	835,404	242,005	—	1,077,409
Materials	6,214,943	12,524,142	—	18,739,085
Media & Entertainment	2,371,106	4,605,137	—	6,976,243
Pharmaceuticals / Biotechnology	5,426,481	7,134,416	—	12,560,897
Real Estate	1,674,745	2,088,765	—	3,763,510
Retailing	195,143	920,543	—	1,115,686
Software & Services	8,161,066	5,517,183	—	13,678,249
Technology Hardware & Equipment	1,440,564	785,957	—	2,226,521
Telecommunication Services	754,666	—	—	754,666
Transportation	363,279	1,505,485	—	1,868,764
Utilities	753,349	686,420	—	1,439,769
Total	$39,837,193	$81,864,953	$164,038	$121,866,184

See Notes to Financial Statements

39

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Automobiles & Components: 6.2%
5,101,800	Astra International Tbk PT #	$2,541,169
Banks: 28.9%
1,396,700	Bank Central Asia Tbk PT #	3,359,072
4,925,302	Bank Mandiri Persero Tbk PT #	2,721,542
3,627,132	Bank Negara Indonesia Persero Tbk PT #	2,047,575
10,583,200	Bank Rakyat Indonesia Tbk PT #	3,349,856
2,059,700	Bank Tabungan Negara Tbk PT #	314,008
		11,792,053
Capital Goods: 0.6%
2,244,088	Waskita Karya Persero Tbk PT #	239,536
Diversified Financials: 1.2%
909,250	First Pacific Company Ltd. #	309,163
5,577,900	Kresna Graha Investama Tbk PT * #	200,819
		509,982
Energy: 7.9%
7,776,500	Adaro Energy Tbk PT #	869,034
2,171,397	Banpu PCL (NVDR) #	861,334
1,904,600	Tambang Batubara Bukit Asam Tbk PT #	364,295
725,469	United Tractors Tbk PT #	1,123,243
		3,217,906
Food, Beverage & Tobacco: 12.1%
3,508,300	Charoen Pokphand Indonesia Tbk PT #	1,640,741
1,981,500	Golden Agri-Resources Ltd. #	346,645
224,500	Gudang Garam Tbk PT #	856,388
1,077,400	Indofood Cbp Sukses Makmur Tbk PT #	865,180
2,134,700	Indofood Sukses Makmur Tbk PT #	1,217,173
		4,926,127
Health Care Equipment & Services: 1.3%
2,701,597	Mitra Keluarga Karyasehat Tbk PT Reg S #	519,182
Household & Personal Products: 4.1%
556,500	Unilever Indonesia Tbk PT #	1,682,257
Number of Shares		Value

Materials: 14.1%
12,551,900	Barito Pacific Tbk PT #	$1,363,752
1,127,300	Chandra Asri Petrochemical Tbk PT #	841,485
1,250,300	Indah Kiat Pulp and Paper Corp. Tbk PT #	691,959
877,100	Indocement Tunggal Prakarsa Tbk PT #	1,199,634
605,500	Pabrik Kertas Tjiwi Kimia Tbk PT #	447,502
1,413,200	Semen Gresik Persero Tbk PT #	1,218,661
		5,762,993
Media & Entertainment: 0.7%
2,800,700	Surya Citra Media Tbk PT #	284,151
Pharmaceuticals / Biotechnology: 2.8%
9,800,900	Kalbe Farma Tbk PT #	1,142,703
Real Estate: 4.2%
4,492,100	Bumi Serpong Damai Tbk PT * #	404,844
4,783,195	Ciputra Development Tbk PT #	357,696
18,960,600	Lippo Karawaci Tbk PT * #	330,222
7,961,900	Pakuwon Jati Tbk PT #	325,903
3,928,400	Summarecon Agung Tbk PT #	283,756
		1,702,421
Retailing: 4.2%
3,335,600	Ace Hardware Indonesia Tbk PT #	359,221
48,088	Jardine Cycle & Carriage Ltd. #	1,075,620
913,800	Matahari Department Store Tbk PT #	277,123
		1,711,964
Telecommunication Services: 8.8%
96,989	Telekomunikasi Indonesia Persero Tbk PT (ADR)	2,764,186
4,957,600	Tower Bersama Infrastructure Tbk PT #	438,915
1,766,975	XL Axiata Tbk PT * #	400,558
		3,603,659
Transportation: 1.0%
1,058,750	Jasa Marga Persero Tbk PT #	394,141
Utilities: 1.9%
5,068,500	Perusahaan Gas Negara Tbk PT #	790,283
Total Common Stocks (Cost: $48,670,937)		40,820,527
Other assets less liabilities: 0.0%		5,215
NET ASSETS: 100.0%		$40,825,742

Definitions:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $38,056,341 which represents 93.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

40

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	9.5%	$3,887,810
Consumer Discretionary	10.4	4,253,133
Consumer Staples	16.2	6,608,384
Energy	7.9	3,217,906
Financials	30.1	12,302,035
Health Care	4.1	1,661,885
Industrials	1.6	633,677
Materials	14.1	5,762,993
Real Estate	4.2	1,702,421
Utilities	1.9	790,283
	100.0%	$40,820,527

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$2,541,169	$—	$2,541,169
Banks	—	11,792,053	—	11,792,053
Capital Goods	—	239,536	—	239,536
Diversified Financials	—	509,982	—	509,982
Energy	—	3,217,906	—	3,217,906
Food, Beverage & Tobacco	—	4,926,127	—	4,926,127
Health Care Equipment & Services	—	519,182	—	519,182
Household & Personal Products	—	1,682,257	—	1,682,257
Materials	—	5,762,993	—	5,762,993
Media & Entertainment	—	284,151	—	284,151
Pharmaceuticals / Biotechnology	—	1,142,703	—	1,142,703
Real Estate	—	1,702,421	—	1,702,421
Retailing	—	1,711,964	—	1,711,964
Telecommunication Services	2,764,186	839,473	—	3,603,659
Transportation	—	394,141	—	394,141
Utilities	—	790,283	—	790,283
Total	$2,764,186	$38,056,341	$—	$40,820,527

See Notes to Financial Statements

41

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 16.9%
364,126	Bank Hapoalim BM #	$3,023,375
464,970	Bank Leumi Le-Israel BM #	3,390,306
16,645	First International Bank of Israel Ltd. #	481,994
376,539	Israel Discount Bank Ltd. #	1,748,373
41,717	Mizrahi Tefahot Bank Ltd. #	1,112,554
5,729	Union Bank of Israel * #	37,998
		9,794,600
Capital Goods: 5.5%
7,865	Ashtrom Group Ltd. #	117,820
1,595	Bet Shemesh Engines Holdings 1997 Ltd. #	62,602
7,427	Caesarstone Ltd. (USD)	111,925
7,989	Elbit Systems Ltd. #	1,244,541
2,965	Elco Holdings Ltd. #	105,959
540	Electra Ltd. #	240,153
1,710	Ham-Let Israel-Canada Ltd. * #	32,940
35,316	Inrom Construction Industries Ltd. #	153,350
13,274	Kornit Digital Ltd. (USD) *	454,369
918	Plasson Industries Ltd. #	41,099
10,165	RADA Electronic Industries Ltd. (USD) * †	52,756
1,932	Scope Metals Group Ltd. #	44,211
37,204	Shapir Engineering and Industry Ltd. #	227,566
64,896	Shikun & Binui Ltd. #	298,723
		3,188,014
Commercial & Professional Services: 0.3%
1,553	Danel Adir Yeoshua Ltd. #	144,622
Consumer Durables & Apparel: 0.6%
2,970	Delta-Galil Industries Ltd. #	81,025
3,141	Electra Consumer Products Ltd. #	58,116
2,255	Fox Wizel Ltd. #	102,775
13,422	Maytronics Ltd. #	112,317
		354,233
Consumer Services: 0.8%
110,086	888 Holdings Plc	240,630
1,314	Fattal Holdings Ltd. #	214,182
		454,812
Diversified Financials: 1.3%
15,647	Altshuler Shaham Provident Funds & Pension Ltd.	48,427
43,153	Isracard Ltd. * #	161,416
6,794	Nawi Brothers Ltd. * #	49,014
31,638	Plus500 Ltd. (GBP)	371,344
32,242	Tel Aviv Stock Exchange Ltd. * #	109,546
		739,747
Energy: 2.4%
1,414	Delek Group Ltd. #	215,325
26,112	Energean Oil & Gas Plc *	321,705
11,435	Naphtha Israel Petroleum Corp. Ltd. #	68,422
533,182	Oil Refineries Ltd. #	268,035
3,210	Paz Oil Co. Ltd. #	455,129
21,817	Tamar Petroleum Ltd. Reg S 144A #	50,632
		1,379,248
Number of Shares		Value

Food & Staples Retailing: 0.9%
2,396	Rami Levi Chain Stores Hashikma Marketing Ltd. #	$137,834
56,966	Shufersal Ltd. #	363,071
		500,905
Food, Beverage & Tobacco: 0.9%
1	Mehadrin Ltd. * #	27
606	Neto ME Holdings Ltd. #	37,454
15,990	Strauss Group Ltd. #	490,812
		528,293
Health Care Equipment & Services: 4.4%
5,323	Brainsway Ltd. * #	25,920
3,799	Inmode Ltd. (USD) * †	148,921
14,260	Intercure Ltd. * #	15,471
27,984	Mediterranean Towers Ltd. #	81,332
26,920	Novocure Ltd. (USD) *	2,268,548
		2,540,192
Insurance: 1.8%
13,342	Clal Insurance Enterprises Holdings Ltd. * #	200,757
35,175	Harel Insurance Investments & Financial Services Ltd. #	274,987
2,383	IDI Insurance Co. Ltd. #	86,948
7,165	Menorah Mivtachim Holdings Ltd. #	104,827
108,962	Migdal Insurance & Financial Holdings Ltd. #	103,026
46,450	Phoenix Holdings Ltd. #	281,020
		1,051,565
Materials: 2.3%
756	Hadera Paper Ltd. #	30,213
222,964	Israel Chemicals Ltd. #	1,052,737
1,176	Israel Corp. Ltd. * #	244,824
		1,327,774
Media & Entertainment: 0.1%
26,001	Taptica international Ltd. (GBP) *	55,112
53,700	XLMedia Plc	31,301
		86,413
Pharmaceuticals / Biotechnology: 7.6%
20,351	Compugen Ltd. (USD) * †	121,292
19,760	Foamix Pharmaceuticals Ltd. (USD) * †	65,801
4,264	Galmed Pharmaceuticals Ltd. (USD) *	24,646
9,303	Intec Pharma Ltd. (USD) *	4,651
7,608	Kamada Ltd. * #	52,296
4,638	Pluristem Therapeutics, Inc. (USD) *	18,320
10,667	Redhill Biopharma Ltd. (ADR) * †	64,749
2,956	Taro Pharmaceutical Industries Ltd. (USD) *	259,921
367,208	Teva Pharmaceutical Industries Ltd. * #	3,579,085
5,616	UroGen Pharma Ltd. * †	187,406
		4,378,167
Real Estate: 8.1%
5,881	Africa Israel Properties Ltd. * #	244,470
23,285	Airport City Ltd. * #	437,590
36,642	Alony Hetz Properties & Investments Ltd. #	579,749

See Notes to Financial Statements

42

Number of Shares		Value

Real Estate: (continued)
1,716	Alrov Properties and Lodgings Ltd.	$78,497
53,305	Amot Investments Ltd. #	387,202
10,581	Ashtrom Properties Ltd. #	67,642
11,918	Azrieli Group Ltd. #	872,844
325	Bayside Land Corp. #	249,935
1,892	Big Shopping Centers Ltd. #	183,905
1,575	Blue Square Real Estate Ltd. #	111,437
1,573	Brack Capital Properties NV (ILS) *	161,217
24,191	Gazit-Globe Ltd. #	268,083
83,862	Industrial Buildings Corp. * #	229,109
531	Isras Investment Co. Ltd. #	116,896
6,497	Mega Or Holdings Ltd. #	160,424
5,196	Melisron Ltd. #	332,100
695	Property & Building Corp.	74,027
10,237	Summit Real Estate Holdings Ltd. #	136,793
		4,691,920
Retailing: 0.3%
11,749	Delek Automotive Systems Ltd. #	75,551
3,244	Fiverr International Ltd. (USD) *	76,234
		151,785
Semiconductor: 8.5%
7,048	Camtek Ltd.	76,330
6,957	Ceva, Inc. *	187,561
6,999	DSP Group, Inc. (USD) *	110,164
17,032	Mellanox Technologies Ltd. (USD) *	1,995,810
7,963	Nova Measuring Instruments Ltd. * #	303,567
15,651	SolarEdge Technologies, Inc. (USD) *	1,488,254
30,686	Tower Semiconductor Ltd. (USD) *	738,305
		4,899,991
Software & Services: 30.5%
10,336	Allot Communications Ltd. (USD) *	87,856
44,024	Amdocs Ltd. (USD)	3,178,093
38,988	Check Point Software Technologies Ltd. (USD) *	4,326,108
12,090	CyberArk Software Ltd. (USD) *	1,409,452
11,893	ForeScout Technologies, Inc. *	390,090
2,257	Formula Systems Ltd. #	153,620
4,664	Hilan Ltd. #	187,948
19,498	LivePerson, Inc. * †	721,426
7,704	Magic Software Enterprises Ltd. (USD)	75,037
10,082	Matrix IT Ltd. #	203,153
18,638	NICE Systems Ltd. * #	2,889,409
8,176	Sapiens International Corp. NV (USD)	188,048
61,514	Splitit Payments Ltd. * #	28,606
4,077	Tufin Software Technologies Ltd. (USD) * †	71,714
9,458	Varonis Systems, Inc. * †	734,981
19,773	Verint Systems, Inc. *	1,094,633
15,355	Wix.com Ltd. (USD) *	1,879,145
		17,619,319
Number of Shares		Value

Technology Hardware & Equipment: 2.2%
6,903	AudioCodes Ltd. (USD) †	$177,338
108,895	BATM Advanced Communications (GBP) * #	53,875
19,703	Ceragon Networks Ltd. (USD) * †	41,376
8,451	Gilat Satellite Networks Ltd. #	66,862
6,378	Ituran Location and Control Ltd. (USD)	160,279
9,156	Powerfleet, Inc. *	59,606
13,088	Radware Ltd. (USD) *	337,409
2,025	Silicom Ltd. (USD) *	67,351
16,524	Stratasys Ltd. *	334,198
		1,298,294
Telecommunication Services: 1.4%
651,710	Bezeq The Israeli Telecommunication Corp. Ltd. * #	524,756
19,647	Cellcom Israel Ltd. * #	62,596
46,871	Partner Communications Co. Ltd. * #	208,964
		796,316
Transportation: 0.0%
90,804	El Al Israel Airlines * #	25,357
Utilities: 3.1%
51,610	Energix-Renewable Energies Ltd. * #	154,321
201,467	Enlight Renewable Energy Ltd. * #	253,582
8,980	Kenon Holdings Ltd. (ILS) #	191,971
13,248	OPC Energy Ltd. #	112,732
14,788	Ormat Technologies, Inc.	1,102,002
		1,814,608
Total Common Stocks (Cost: $44,942,647)		57,766,175
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.5% (Cost: $282,011)
Money Market Fund: 0.5%
282,011	State Street Navigator Securities Lending Government Money Market Portfolio	282,011
Total Investments: 100.4% (Cost: $45,224,658)		58,048,186
Liabilities in excess of other assets: (0.4)%		(240,450)
NET ASSETS: 100.0%		$57,807,736

See Notes to Financial Statements

43

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
ILS	New Israeli Shekel
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,013,664.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $31,491,810 which represents 54.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $50,632, or 0.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	1.5%	$882,729
Consumer Discretionary	1.7	960,830
Consumer Staples	1.8	1,029,198
Energy	2.4	1,379,248
Financials	20.1	11,585,912
Health Care	12.0	6,918,359
Industrials	5.8	3,357,993
Information Technology	41.2	23,817,604
Materials	2.3	1,327,774
Real Estate	8.1	4,691,920
Utilities	3.1	1,814,608
	100.0%	$57,766,175

See Notes to Financial Statements

44

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$9,794,600	$—	$9,794,600
Capital Goods	619,050	2,568,964	—	3,188,014
Commercial & Professional Services	—	144,622	—	144,622
Consumer Durables & Apparel	—	354,233	—	354,233
Consumer Services	240,630	214,182	—	454,812
Diversified Financials	419,771	319,976	—	739,747
Energy	321,705	1,057,543	—	1,379,248
Food & Staples Retailing	—	500,905	—	500,905
Food, Beverage & Tobacco	—	528,293	—	528,293
Health Care Equipment & Services	2,417,469	122,723	—	2,540,192
Insurance	—	1,051,565	—	1,051,565
Materials	—	1,327,774	—	1,327,774
Media & Entertainment	86,413	—	—	86,413
Pharmaceuticals / Biotechnology	746,786	3,631,381	—	4,378,167
Real Estate	313,741	4,378,179	—	4,691,920
Retailing	76,234	75,551	—	151,785
Semiconductor	4,596,424	303,567	—	4,899,991
Software & Services	14,156,583	3,462,736	—	17,619,319
Technology Hardware & Equipment	1,177,557	120,737	—	1,298,294
Telecommunication Services	—	796,316	—	796,316
Transportation	—	25,357	—	25,357
Utilities	1,102,002	712,606	—	1,814,608
Money Market Fund	282,011	—	—	282,011
Total	$26,556,376	$31,491,810	$—	$58,048,186

See Notes to Financial Statements

45

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 95.8%
Banks: 9.2%
5,552,167	Sberbank of Russia PJSC (ADR) #	$91,468,942
18,386,281	VTB Bank PJSC Reg S (GDR) #	26,921,395
		118,390,337
Diversified Financials: 2.1%
15,877,801	Moscow Exchange MICEX-RTS PJSC #	27,546,502
Energy: 37.4%
12,611,655	Gazprom PJSC (ADR) # †	104,090,585
1,011,893	Lukoil PJSC (ADR) #	100,791,194
338,113	Novatek PJSC Reg S (GDR)	68,636,939
8,607,223	Rosneft Oil Co. PJSC Reg S (GDR) #	62,487,613
7,782,597	Surgutneftegas PJSC (ADR) # †	63,000,636
1,094,399	Tatneft PJSC (ADR)	80,832,310
		479,839,277
Food & Staples Retailing: 7.3%
3,975,465	Magnit OJSC Reg S (GDR) #	47,990,410
1,316,315	X5 Retail Group NV Reg S (GDR) #	45,430,986
		93,421,396
Materials: 23.7%
29,603,227	Alrosa PJSC	40,188,277
6,179,178	Evraz Plc (GBP) #	33,092,143
2,466,417	MMC Norilsk Nickel PJSC (ADR) #	75,426,120
1,132,405	Novolipetsk Steel PJSC Reg S (GDR) #	26,104,099
1,423,918	PhosAgro PJSC Reg S (GDR)	18,083,759
2,501,323	Polymetal International Plc (GBP) #	39,563,102
663,164	Polyus PJSC Reg S (GDR) #	37,568,272
2,277,802	Severstal PJSC Reg S (GDR) #	34,471,333
		304,497,105
Media & Entertainment: 6.6%
1,232,923	Mail.ru Group Ltd. Reg S (GDR) *	27,494,183
1,313,539	Yandex NV (USD) *	57,125,811
		84,619,994
Telecommunication Services: 6.8%
5,197,458	Mobile TeleSystems PJSC (ADR)	52,754,199
2,080,111	Rostelecom PJSC (ADR) #	15,716,740
7,268,804	VEON Ltd. (ADR)	18,390,074
		86,861,013
Number of Shares		Value

Utilities: 2.7%
419,632,410	Inter Rao Ues PJSC #	$34,105,679
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # ∞	58,642
		34,164,321
Total Common Stocks (Cost: $1,232,075,087)		1,229,339,945

PREFERRED STOCK: 4.1% (Cost: $51,057,935)
Energy: 4.1%
18,378	AK Transneft OAO, 6.06%	52,298,279
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $1,283,133,022)		1,281,638,224
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $27,004)
Money Market Fund: 0.0%
27,004	State Street Navigator Securities Lending Government Money Market Portfolio	27,004
Total Investments: 99.9% (Cost: $1,283,160,026)		1,281,665,228
Other assets less liabilities: 0.1%		261,514
NET ASSETS: 100.0%		$1,281,926,742

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,136,185.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $865,834,393 which represents 67.5% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

46

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	13.4%	$171,481,007
Consumer Staples	7.3	93,421,396
Energy	41.5	532,137,556
Financials	11.4	145,936,839
Materials	23.7	304,497,105
Utilities	2.7	34,164,321
	100.0%	$1,281,638,224

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$118,390,337	$—	$118,390,337
Diversified Financials	—	27,546,502	—	27,546,502
Energy	149,469,249	330,370,028	—	479,839,277
Food & Staples Retailing	—	93,421,396	—	93,421,396
Materials	58,272,036	246,225,069	—	304,497,105
Media & Entertainment	84,619,994	—	—	84,619,994
Telecommunication Services	71,144,273	15,716,740	—	86,861,013
Utilities	—	34,105,679	58,642	34,164,321
Preferred Stock*	52,298,279	—	—	52,298,279
Money Market Fund	27,004	—	—	27,004
Total	$415,830,835	$865,775,751	$58,642	$1,281,665,228

* See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

47

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 98.6%
Banks: 6.9%
25,596,100	Credit Bank of Moscow PJSC #	$2,422,179
Capital Goods: 1.2%
82,826	United Wagon Co. PJSC *	417,789
Commercial & Professional Services: 3.7%
60,867	HeadHunter Group Plc (ADR) †	1,305,597
Diversified Financials: 5.4%
162,006	Safmar Financial Investment	1,340,676
82,327	Vostok New Ventures Ltd. (SDR) #	553,949
		1,894,625
Energy: 3.0%
1,143,352	TMK PJSC	1,067,672
Food & Staples Retailing: 3.1%
377,988	Lenta Ltd. Reg S (GDR) * #	1,107,335
Materials: 12.1%
645,301	Highland Gold Mining Ltd. (GBP) #	1,667,864
752,442	Mechel PJSC * #	765,003
6,716,138	Petropavlovsk Plc (GBP) * †	1,133,504
415,092	Raspadskaya OJSC #	712,739
		4,279,110
Media & Entertainment: 5.2%
1,364,136	ITE Group Plc (GBP)	1,843,283
Real Estate: 10.3%
696,372	Etalon Group Plc Reg S (GDR)	1,213,080
966,633	LSR Group Reg S (GDR)	2,411,749
		3,624,829
Retailing: 7.4%
926,882	Detsky Mir PJSC Reg S 144A	1,492,293
132,631	M.Video PJSC #	1,106,232
		2,598,525
Software & Services: 4.2%
75,964	QIWI Plc (ADR) †	1,470,663
Telecommunication Services: 8.0%
582,989	Sistema PJSFC Reg S (GDR)	2,841,488
Transportation: 12.5%
1,680,747	Aeroflot PJSC #	2,803,001
183,160	Globaltrans Investment Plc Reg S (GDR)	1,620,966
		4,423,967
Number of Shares		Value

Utilities: 15.6%
29,326,800	Mosenergo PJSC #	$1,069,458
110,000,600	OGK-2 PJSC #	997,468
80,681,000	Rosseti PJSC #	1,796,800
37,213,000	Unipro PJSC #	1,667,681
		5,531,407
Total Common Stocks (Cost: $36,386,950)		34,828,469

PREFERRED STOCK: 1.4% (Cost: $525,338)
Utilities: 1.4%
261,475	Lenenergo PJSC, 9.11%	514,857
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $36,912,288)		35,343,326
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.4% (Cost: $1,210,410)
Money Market Fund: 3.4%
1,210,410	State Street Navigator Securities Lending Government Money Market Portfolio	1,210,410
Total Investments: 103.4% (Cost: $38,122,698)		36,553,736
Liabilities in excess of other assets: (3.4)%		(1,217,522)
NET ASSETS: 100.0%		$35,336,214

See Notes to Financial Statements

48

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,942,477.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $16,669,709 which represents 47.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,492,293, or 4.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	13.3%	$4,684,771
Consumer Discretionary	7.3	2,598,525
Consumer Staples	3.1	1,107,335
Energy	3.0	1,067,672
Financials	12.2	4,316,804
Industrials	17.4	6,147,353
Information Technology	4.2	1,470,663
Materials	12.1	4,279,110
Real Estate	10.3	3,624,829
Utilities	17.1	6,046,264
	100.0%	$35,343,326

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$2,422,179	$—	$2,422,179
Capital Goods	417,789	—	—	417,789
Commercial & Professional Services	1,305,597	—	—	1,305,597
Diversified Financials	1,340,676	553,949	—	1,894,625
Energy	1,067,672	—	—	1,067,672
Food & Staples Retailing	—	1,107,335	—	1,107,335
Materials	1,133,504	3,145,606	—	4,279,110
Media & Entertainment	1,843,283	—	—	1,843,283
Real Estate	3,624,829	—	—	3,624,829
Retailing	1,492,293	1,106,232	—	2,598,525
Software & Services	1,470,663	—	—	1,470,663
Telecommunication Services	2,841,488	—	—	2,841,488
Transportation	1,620,966	2,803,001	—	4,423,967
Utilities	—	5,531,407	—	5,531,407
Preferred Stock*	514,857	—	—	514,857
Money Market Funds	1,210,410	—	—	1,210,410
Total	$19,884,027	$16,669,709	$—	$36,553,736

* See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

49

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.8%
Banks: 6.7%
7,626,542	Bank for Foreign Trade of Vietnam JSC #	$29,717,176
Capital Goods: 6.2%
12,138,141	FLC Faros Construction JSC *	9,062,028
7,932,480	Hoang Huy Investment Financial Services JSC #	11,177,651
8,613,945	Vietnam Electrical Equipment * #	7,198,181
		27,437,860
Consumer Durables & Apparel: 6.7%
1,502,160	Eclat Textile Co. Ltd. #	20,221,216
641,553	Hansae Co. Ltd. † #	9,584,221
		29,805,437
Diversified Financials: 2.1%
11,951,271	Saigon Securities, Inc. #	9,323,322
Energy: 2.2%
14,239,022	Soco International Plc	9,846,567
Food, Beverage & Tobacco: 12.9%
5,624,560	Masan Group Corp. * #	13,722,460
16,939,121	Thanh Thanh Cong Tay Ninh JSC	13,523,519
5,948,686	Vietnam Dairy Products JSC #	29,928,169
		57,174,148
Health Care Equipment & Services: 4.8%
734,300	MANI, Inc. #	20,987,724
Number of Shares		Value

Insurance: 3.5%
5,245,986	Bao Viet Holdings #	$15,545,901
Materials: 3.7%
16,237,599	Hoa Phat Group JSC * #	16,487,737
Real Estate: 26.7%
10,798,676	No Va Land Investment Group Corp. *	27,727,747
15,838,062	Vincom Retail JSC #	23,262,481
6,956,872	Vingroup JSC * #	34,535,846
8,850,732	Vinhomes JSC Reg S 144A * #	32,445,377
		117,971,451
Technology Hardware & Equipment: 17.5%
1,157,390	BH Co. Ltd. * #	21,876,126
639,870	Mcnex Co. Ltd. † #	20,764,941
658,043	Seojin System Co. Ltd. † #	16,310,012
3,568,971	Synopex, Inc. * #	8,426,227
636,135	UTI, Inc. † #	10,147,600
		77,524,906
Transportation: 4.0%
2,800,580	Vietjet Aviation JSC #	17,677,661
Utilities: 2.8%
25,040,570	PetroVietnam Power Corp. * #	12,390,225
Total Common Stocks (Cost: $384,967,788)		441,890,115
Other assets less liabilities: 0.2%		1,070,123
NET ASSETS: 100.0%		$442,960,238

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,927,656.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $381,730,254 which represents 86.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $32,445,377, or 7.3% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	6.8%	$29,805,437
Consumer Staples	12.9	57,174,148
Energy	2.2	9,846,567
Financials	12.4	54,586,399
Health Care	4.8	20,987,724
Industrials	10.2	45,115,521
Information Technology	17.5	77,524,906
Materials	3.7	16,487,737
Real Estate	26.7	117,971,451
Utilities	2.8	12,390,225
	100.0%	$441,890,115

See Notes to Financial Statements

50

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$29,717,176	$—	$29,717,176
Capital Goods	9,062,028	18,375,832	—	27,437,860
Consumer Durables & Apparel	—	29,805,437	—	29,805,437
Diversified Financials	—	9,323,322	—	9,323,322
Energy	9,846,567	—	—	9,846,567
Food, Beverage & Tobacco	13,523,519	43,650,629	—	57,174,148
Health Care Equipment & Services	—	20,987,724	—	20,987,724
Insurance	—	15,545,901	—	15,545,901
Materials	—	16,487,737	—	16,487,737
Real Estate	27,727,747	90,243,704	—	117,971,451
Technology Hardware & Equipment	—	77,524,906	—	77,524,906
Transportation	—	17,677,661	—	17,677,661
Utilities	—	12,390,225	—	12,390,225
Total	$60,159,861	$381,730,254	$—	$441,890,115

See Notes to Financial Statements

51

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF		Egypt Index ETF
Assets:
Investments, at value (1) (2)	$50,906,828	$97,534,372	$67,395,522	$29,817,117		$30,692,224
Short-term investments held as collateral for securities loaned (3)	916,922	1,306,142	—	—		—
Cash	—	1,956,346	232,916	112,654	(b)	564,511
Cash denominated in foreign currency, at value (4)	1,740	59,964	—	—		140,969
Receivables:
Investment securities sold	—	5,872	—	—		44,743
Shares of beneficial interest sold	—	—	—	—		—
Due from Adviser	—	—	—	—		—
Dividends and interest	29,439	226,863	1,474	—		72,606
Prepaid expenses	1,846	2,007	1,921	904		1,749
Total assets	51,856,775	$101,091,566	67,631,833	29,930,675		31,516,802

Liabilities:
Payables:
Investment securities purchased	—	5,876	—	—		9,806
Collateral for securities loaned	916,922	1,306,142	—	—		—
Line of credit	467,385	2,000,930	—	—		—
Shares redeemed	—	—	—	—		—
Due to Adviser	13,879	37,377	12,942	11,247		13,333
Due to custodian	114,136	—	3,782	6,359		—
Distribution to shareholders	—	—	—	—		—
Deferred Trustee fees	11,317	34,983	4,678	569		5,137
Accrued expenses	109,571	82,225	189,604	106,165		94,413
Total liabilities	1,633,210	3,467,533	211,006	124,340		122,689
NET ASSETS	$50,223,565	$97,624,033	$67,420,827	$29,806,335		$31,394,113
Shares outstanding	2,450,000	3,550,000	1,600,000	1,000,000		1,074,974
Net asset value, redemption and offering price per share	$20.50	$27.50	$42.14	$29.81		$29.20
Net Assets consist of:
Aggregate paid in capital	$104,064,950	$229,302,877	$56,999,221	$37,084,344		$62,712,624
Total distributable earnings (loss)	(53,841,385)	(131,678,844)	10,421,606	(7,278,009)		(31,318,511)
NET ASSETS	$50,223,565	$97,624,033	$67,420,827	$29,806,335		$31,394,113
(1) Value of securities on loan	$1,588,160	$1,811,608	$—	$—		$—
(2) Cost of investments	$43,645,648	$67,433,815	$49,818,798	$21,526,891		$28,413,440
(3) Cost of short-term investments held as collateral for securities loaned	$916,922	$1,306,142	$—	$—		$—
(4) Cost of cash denominated in foreign currency	$1,567	$59,423	$—	$—		$141,057

(a)	Represents Consolidated Statement of Assets and Liabilities.
(b)	Includes $8,600 on foreign investor minimum settlement reserve funds (See Note 2H).

See Notes to Financial Statements

52

India Small-Cap Index ETF (a)	Indonesia Index ETF	Israel ETF	Russia ETF	Russia Small-Cap ETF	Vietnam ETF

$121,866,184	$40,820,527	$57,766,175	$1,281,638,224	$35,343,326	$441,890,115
—	—	282,011	27,004	1,210,410	—
433,763	145,815	172,332	23,458	22,465	—
40,284	—	21,159	785,658	—	1,403,487
1,616,234	15,133	—	4,994,152	238,177	—
—	—	—	601,197	—	—
—	—	—	—	71,474	—
32,798	931	19,836	7,310,017	38,927	1,031,456
3,297	1,033	1,800	15,741	971	6,074
123,992,560	40,983,439	58,263,313	1,295,395,451	36,925,750	444,331,132

—	7,567	68,552	2,458,301	231,262	—
—	—	282,011	27,004	1,210,410	—
—	—	—	4,886,486	—	475,303
1,614,401	—	—	4,992,846	—	—
52,215	12,728	8,940	556,291	—	187,723
—	—	—	—	148	2,904
—	—	—	—	—	436,080
13,134	29,160	3,023	163,317	2,800	42,380
275,295	108,242	93,051	384,464	144,916	226,504
1,955,045	157,697	455,577	13,468,709	1,589,536	1,370,894
$122,037,515	$40,825,742	$57,807,736	$1,281,926,742	$35,336,214	$442,960,238
3,724,967	1,800,000	1,650,000	51,350,000	983,318	27,600,000

$32.76	$22.68	$35.03	$24.96	$35.94	$16.05

$191,111,665	$151,074,684	$55,186,327	$2,715,188,556	$47,107,443	$674,773,797
(69,074,150)	(110,248,942)	2,621,409	(1,433,261,814)	(11,771,229)	(231,813,559)
$122,037,515	$40,825,742	$57,807,736	$1,281,926,742	$35,336,214	$442,960,238
$—	$—	$2,013,664	$2,136,185	$2,942,477	$1,927,656
$129,945,612	$48,670,937	$44,942,647	$1,283,133,022	$36,912,288	$384,967,788

$—	$—	$282,011	$27,004	$1,210,410	$—
$40,423	$—	$20,946	$768,785	$—	$1,402,853

See Notes to Financial Statements

53

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2019

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF	Egypt Index ETF
Income:
Dividends	$3,355,946	$2,915,330	$1,744,686	$314,741	$1,255,879
Interest	2,008	1,450	751	662	4,698
Securities lending income	190,602	18,589	—	—	1,887
Foreign taxes withheld	(240,644)	(115,436)	(174,919)	(32,068)	(126,851)
Total income	3,307,912	2,819,933	1,570,518	283,335	1,135,613

Expenses:
Management fees	279,894	447,572	356,650	136,485	196,464
Professional fees	69,059	70,060	74,472	65,086	64,430
Custodian fees	98,049	52,201	125,787	38,300	104,496
Fund accounting fees	21,965	12,099	89,810	28,452	11,209
Reports to shareholders	12,171	12,373	11,016	13,146	11,839
IOPV fees	5,828	2,525	5,827	4,254	5,039
Trustees’ fees and expenses	5,100	8,372	3,222	1,086	2,528
Registration fees	5,058	5,042	5,042	5,199	5,042
Transfer agent fees	2,420	2,419	2,420	2,420	2,420
Insurance	1,889	2,059	1,896	889	1,892
Interest	3,276	36,689	88,236	156	28,024
Other	767	994	814	590	2,020
Total expenses	505,476	652,405	765,192	296,063	435,403
Waiver of management fees	(65,774)	(89,704)	(333,269)	(118,619)	(39,809)
Net Expenses	439,702	562,701	431,923	177,444	395,594
Net investment income	2,868,210	2,257,232	1,138,595	105,891	740,019

Net realized gain (loss) on:
Investments	(3,556,385)	9,220,953	(3,353,719)	(3,201,335)	(2,662,604)
Increase from payment from Adviser (See Note 3)	—	372,975	—	—	—
In-kind redemptions	1,155,739	621,744	—	—	189,234
Foreign currency transactions and foreign denominated assets and liabilities	(33,112)	48,213	(146,378)	(23,017)	(172,402)
Net realized loss	(2,433,758)	10,263,885	(3,500,097)	(3,224,352)	(2,645,772)

Net change in unrealized appreciation (depreciation) on:
Investments	3,994,837	18,150,348	19,455,036	9,178,497	1,576,887
Foreign currency transactions and foreign denominated assets and liabilities	664	(14,290)	(904)	(356)	276
Net change in unrealized appreciation (depreciation)	3,995,501	18,136,058	19,454,132	9,178,141	1,577,163
Net Increase (decrease) in Net Assets Resulting from Operations	$4,429,953	$30,657,175	$17,092,630	$6,059,680	$(328,590)

(a)	Represents Consolidated Statement of Operations.

See Notes to Financial Statements

54

India Small-Cap Index ETF (a)	Indonesia Index ETF	Israel ETF	Russia ETF	Russia Small-Cap ETF	Vietnam ETF

$3,351,880	$1,164,330	$812,863	$91,112,423	$2,048,719	$6,777,460
9,987	3,156	143	30,343	1,469	23,960
—	1,040	17,722	9,799	2,959	93,268
(4,231)	(159,086)	(175,586)	(10,949,069)	(135,710)	(253,188)
3,357,636	1,009,440	655,142	80,203,496	1,917,437	6,641,500

760,484	215,052	268,083	6,614,532	176,212	2,142,303
144,279	64,702	68,370	64,633	62,716	67,208
163,224	15,656	91,422	1,661,792	127,244	401,621
79,356	18,462	25,673	88,194	13,175	34,075
15,140	10,584	11,610	38,751	18,721	13,361
5,827	5,828	5,040	1,523	5,794	5,872
33,243	4,656	2,999	84,619	2,093	27,209
5,042	5,042	5,359	9,819	5,042	5,022
4,840	2,420	2,421	1,108	2,420	2,420
3,887	1,080	1,744	17,245	1,029	5,913
48,581	157	18,232	178,150	6,429	126,345
39,654	445	487	44,243	551	5,620
1,303,557	344,084	501,440	8,804,609	421,426	2,836,969
—	(98,777)	(166,870)	—	(150,684)	—
1,303,557	245,307	334,570	8,804,609	270,742	2,836,969
2,054,079	764,133	320,572	71,398,887	1,646,695	3,804,531

(39,121,222)	(1,427,291)	119,826	(33,276,159)	(2,561,339)	(21,760,973)
—	—	—	—	—	—
(43,490)	811,253	—	112,008,019	672,752	958,990

(170,934)	(1,634)	(1,357)	(200,344)	(2,205)	(460,092)
(39,335,646)	(617,672)	118,469	78,531,516	(1,890,792)	(21,262,075)

(581,309)	2,358,098	11,887,134	300,166,156	11,022,748	44,578,555

(4,323)	(223)	(3,346)	(9,599)	2,257	(22,347)
(585,632)	2,357,875	11,883,788	300,156,557	11,025,005	44,556,208

$(37,867,199)	$2,504,336	$12,322,829	$450,086,960	$10,780,908	$27,098,664

See Notes to Financial Statements

55

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,868,210	$1,667,874	$2,257,232	$3,012,348
Net realized gain (loss)	(2,433,758)	(27,757)	9,890,910	4,482,111
Increase from payment from Adviser (See Note 3)	—	—	372,975	—
Net change in unrealized appreciation (depreciation)	3,995,501	(14,097,436)	18,136,058	(19,288,050)
Net increase (decrease) in net assets resulting from operations	4,429,953	(12,457,319)	30,657,175	(11,793,591)

Dividends to shareholders:
Dividends and Distributions	(3,150,210)	(924,000)	(2,475,060)	(2,547,600)

Share transactions*:
Proceeds from sale of shares	—	—	—	5,522,935
Cost of shares redeemed	(6,279,035)	(7,073,702)	(18,955,215)	(11,268,857)
Increase (decrease) in net assets resulting from share transactions	(6,279,035)	(7,073,702)	(18,955,215)	(5,745,922)
Total increase (decrease) in net assets	(4,999,292)	(20,455,021)	9,226,900	(20,087,113)
Net Assets, beginning of year	55,222,857	75,677,878	88,397,133	108,484,246
Net Assets, end of year	$50,223,565	$55,222,857	$97,624,033	$88,397,133

** Shares of Common Stock Issued (no par value)
Shares sold	—	—	—	250,000
Shares redeemed	(300,000)	(300,000)	(850,000)	(500,000)
Net increase (decrease)	(300,000)	(300,000)	(850,000)	(250,000)

See Notes to Financial Statements

56

ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$1,138,595	$608,763	$105,891	$19,785	$740,019	$1,018,244
(3,500,097)	4,930,507	(3,224,352)	(3,576,086)	(2,645,772)	6,230,153
—	—	—	—	—	—
19,454,132	(26,428,940)	9,178,141	(7,066,926)	1,577,163	(11,591,246)
17,092,630	(20,889,670)	6,059,680	(10,623,227)	(328,590)	(4,342,849)

(985,120)	(4,841,600)	(135,000)	—	(650,037)	(560,463)

20,798,155	14,985,222	14,409,463	7,672,886	23,237,784	15,041,752
(23,178,285)	(29,881,468)	(6,258,128)	(3,932,406)	(24,088,922)	(53,373,990)
(2,380,130)	(14,896,246)	8,151,335	3,740,480	(851,138)	(38,332,238)
13,727,380	(40,627,516)	14,076,015	(6,882,747)	(1,829,765)	(43,235,550)
53,693,447	94,320,963	15,730,320	22,613,067	33,223,878	76,459,428
$67,420,827	$53,693,447	$29,806,335	$15,730,320	$31,394,113	$33,223,878

500,000	400,000	500,000	250,000	700,000	400,000
(600,000)	(650,000)	(250,000)	(150,000)	(800,000)	(1,550,000)
(100,000)	(250,000)	250,000	100,000	(100,000)	(1,150,000)

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	India Small-Cap Index ETF (a)		Indonesia Index ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income (loss)	$2,054,079	$(77,616)	$764,133	$876,448
Net realized gain (loss)	(39,335,646)	4,126,517	(617,672)	(4,134,430)
Net change in unrealized appreciation (depreciation)	(585,632)	(131,817,510)	2,357,875	(3,716,594)
Net increase (decrease) in net assets resulting from operations	(37,867,199)	(127,768,609)	2,504,336	(6,974,576)

Dividends to shareholders:
Dividends and Distributions	(1,600,209)	(216,823)	(850,140)	(975,800)

Share transactions*:
Proceeds from sale of shares	9,562,351	6,506,209	1,105,121	8,643,814
Cost of shares redeemed	(35,496,590)	(96,327,507)	(6,734,141)	(17,756,773)
Increase (decrease) in net assets resulting from share transactions	(25,934,239)	(89,821,298)	(5,629,020)	(9,112,959)
Total increase (decrease) in net assets	(65,401,647)	(217,806,730)	(3,974,824)	(17,063,335)
Net Assets, beginning of year	187,439,162	405,245,892	44,800,566	61,863,901
Net Assets, end of year	$122,037,515	$187,439,162	$40,825,742	$44,800,566

** Shares of Common Stock Issued (no par value)
Shares sold	250,000	150,000	50,000	350,000
Shares redeemed	(950,000)	(1,650,000)	(300,000)	(800,000)
Net increase (decrease)	(700,000)	(1,500,000)	(250,000)	(450,000)

(a)	Represents Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

58

Israel ETF		Russia ETF		Russia Small-Cap ETF
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$320,572	$401,669	$71,398,887	$70,096,608	$1,646,695	$1,469,550
118,469	(5,005,061)	78,531,516	66,675,505	(1,890,792)	(2,827,712)
11,883,788	911,146	300,156,557	(226,285,860)	11,025,005	(12,433,777)
12,322,829	(3,692,246)	450,086,960	(89,513,747)	10,780,908	(13,791,939)

(800,085)	(349,800)	(73,500,780)	(68,511,950)	(1,625,031)	(1,440,098)

—	9,336,069	373,210,325	898,492,169	—	3,757,271
—	(1,529,591)	(793,491,106)	(1,221,552,842)	(6,496,725)	(14,160,540)
—	7,806,478	(420,280,781)	(323,060,673)	(6,496,725)	(10,403,269)
11,522,744	3,764,432	(43,694,601)	(481,086,370)	2,659,152	(25,635,306)
46,284,992	42,520,560	1,325,621,343	1,806,707,713	32,677,062	58,312,368
$57,807,736	$46,284,992	$1,281,926,742	$1,325,621,343	$35,336,214	$32,677,062

—	300,000	17,000,000	42,350,000	—	100,000
—	(50,000)	(36,200,000)	(57,250,000)	(200,000)	(350,000)
—	250,000	(19,200,000)	(14,900,000)	(200,000)	(250,000)

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Vietnam ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income.	$3,804,531	$3,720,819
Net realized loss	(21,262,075)	(1,687,406)
Net change in unrealized appreciation (depreciation)	44,556,208	(63,106,038)
Net increase (decrease) in net assets resulting from operations	27,098,664	(61,072,625)

Dividends to shareholders:
Dividends and Distributions	(3,336,840)	(2,610,800)

Share transactions*:
Proceeds from sale of shares	133,626,985	96,453,951
Cost of shares redeemed	(32,097,680)	(64,130,429)
Increase in net assets resulting from share transactions	101,529,305	32,323,522
Total increase (decrease) in net assets	125,291,129	(31,359,903)
Net Assets, beginning of year	317,669,109	349,029,012
Net Assets, end of year	$442,960,238	$317,669,109

** Shares of Common Stock Issued (no par value)
Shares sold	8,200,000	5,200,000
Shares redeemed	(2,000,000)	(3,800,000)
Net increase	6,200,000	1,400,000

See Notes to Financial Statements

60

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2019		2018	2017	2016		2015
Net asset value, beginning of year	$20.08		$24.81	$20.09	$18.11		$26.20
Income from investment operations:
Net investment income	1.09	(a)	0.57 (a)	0.39 (a)	0.58		0.50
Net realized and unrealized gain (loss) on investments	0.62		(4.96)	4.82	1.93		(8.20)
Total from investment operations	1.71		(4.39)	5.21	2.51		(7.70)
Less:
Dividends from net investment income	(1.29)		(0.34)	(0.49)	(0.53)		(0.39)
Net asset value, end of year	$20.50		$20.08	$24.81	$20.09		$18.11
Total return (b)	8.52%		(17.70)%	26.02%	13.94%		(29.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$50,224		$55,223	$75,678	$66,296		$59,766
Ratio of gross expenses to average net assets	0.90%		0.91%	0.87%	0.83%		0.82%
Ratio of net expenses to average net assets	0.79%		0.78%	0.84%	0.79%		0.79%
Ratio of net expenses to average net assets excluding interest expense	0.78%		0.78%	0.78%	0.78	%(d)	0.78%
Ratio of net investment income to average net assets	5.13%		2.44%	1.73%	2.85%		2.05%
Portfolio turnover rate (c)	46%		23%	38%	45%		33%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2019		2018	2017	2016		2015
Net asset value, beginning of year	$20.09		$23.33	$16.10	$10.44		$21.23
Income from investment operations:
Net investment income	0.58	(a)	0.68 (a)	0.48 (a)	0.51		0.44
Net realized and unrealized gain (loss) on investments	7.42		(3.34)	7.81	5.83		(10.83)
Payment from Adviser	0.11	(e)	—	—	—		—
Total from investment operations	8.11		(2.66)	8.29	6.34		(10.39)
Less:
Dividends from net investment income	(0.70)		(0.58)	(1.06)	(0.68)		(0.40)
Net asset value, end of year	$27.50		$20.09	$23.33	$16.10		$10.44
Total return (b)	40.81	%(e)	(11.66)%	51.71%	60.92%		(48.97)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$97,624		$88,397	$108,484	$82,898		$65,264
Ratio of gross expenses to average net assets	0.73%		0.73%	0.68%	0.69%		0.72%
Ratio of net expenses to average net assets	0.63%		0.60%	0.60%	0.60%		0.60%
Ratio of net expenses to average net assets excluding interest expense	0.59%		0.59%	0.59%	0.59%		0.59%
Ratio of net investment income to average net assets	2.52%		3.25%	2.24%	3.14%		3.29%
Portfolio turnover rate (c)	38%		45%	53%	44%		57%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.01%.
(e)	For the year ended December 31, 2019, 0.55% of total return, representing $0.11 per share, consisted of a payment from the Adviser in connection with a reimbursement for an investment loss (See Note 3).

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChinaAMC CSI 300 ETF
	For the Year Ended December 31,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$31.58	$48.37	$37.08		$44.76		$46.06
Income from investment operations:
Net investment income	0.63 (a)	0.41 (a)	0.41	(a)	0.41		0.45
Net realized and unrealized gain (loss) on investments	10.55	(14.35)	11.40		(7.64)		(0.34)
Total from investment operations	11.18	(13.94)	11.81		(7.23)		0.11
Less:
Dividends from net investment income	(0.62)	(0.31)	(0.52)		(0.15)		(0.52)
Distributions from net realized capital gains	—	(2.54)	—		(0.28)		(0.89)
Return of capital	—	—	—		(0.02)		—
Total dividends and distributions	(0.62)	(2.85)	(0.52)		(0.45)		(1.41)
Net asset value, end of year	$42.14	$31.58	$48.37		$37.08		$44.76
Total return (b)	35.40%	(28.79)%	31.86%		(16.16)%		0.22%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$67,421	$53,693	$94,321		$85,290		$105,193
Ratio of gross expenses to average net assets	1.07%	1.17%	0.82%		1.06%		1.20%
Ratio of net expenses to average net assets	0.61%	0.85%	0.78%		0.71%		0.75%
Ratio of net expenses to average net assets excluding interest expense (e)	0.61%	0.72%	0.72%		0.72	%(d)	0.72%
Ratio of net investment income to average net assets	1.60%	0.95%	0.96%		1.26%		0.91%
Portfolio turnover rate (c)	42%	34%	37%		50%		70%

	ChinaAMC SME-ChiNext ETF
	For the Year Ended December 31,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$20.97	$34.79	$29.20		$41.74		$28.60
Income from investment operations:
Net investment income (loss)	0.10 (a)	0.03 (a)	(0.01	)(a)	(0.06)		(0.10)
Net realized and unrealized gain (loss) on investments	8.88	(13.85)	5.67		(12.48)		13.24
Total from investment operations	8.98	(13.82)	5.66		(12.54)		13.14
Less:
Dividends from net investment income	(0.14)	—	(0.07)		—		—
Net asset value, end of year	$29.81	$20.97	$34.79		$29.20		$41.74
Total return (b)	42.80%	(39.72)%	19.37%		(30.04)%		45.94%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$29,806	$15,730	$22,613		$23,357		$56,343
Ratio of gross expenses to average net assets	1.08%	1.33%	1.38%		1.16%		1.11%
Ratio of net expenses to average net assets	0.65%	0.82%	0.82%		0.81%		0.79%
Ratio of net expenses to average net assets excluding interest expense (e)	0.65%	0.78%	0.78%		0.78%		0.78%
Ratio of net investment income (loss) to average net assets	0.39%	0.09%	(0.04)%		(0.07)%		(0.29)%
Portfolio turnover rate (c)	43%	36%	34%		39%		160%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.02%.
(e)	Effective January 10, 2019, the Fund includes interest expense in the calculation of the expense limitation. The ratio only excludes interest expense accrued prior to January 10, 2019 and not waived under the expense limit agreement.

See Notes to Financial Statements

62

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF
	For the Year Ended December 31,
	2019	2018		2017	2016		2015
Net asset value, beginning of year	$28.28	$32.89		$26.02	$39.01		$59.95
Income from investment operations:
Net investment income	0.59 (a)	0.60	(a)	0.81 (a)	1.17		0.04
Net realized and unrealized gain (loss) on investments	0.93 (f)	(4.73)		6.31	(14.16)		(20.37)
Total from investment operations	1.52	(4.13)		7.12	(12.99)		(20.33)
Less:
Dividends from net investment income	(0.60)	(0.48)		(0.25)	—		(0.61)
Net asset value, end of year	$29.20	$28.28		$32.89	$26.02		$39.01
Total return (b)	5.42%	(12.56)%		27.39%	(33.30)%		(33.89)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$31,394	$33,224		$76,459	$40,985		$26,329
Ratio of gross expenses to average net assets	1.11%	1.19%		1.09%	1.14%		1.07%
Ratio of net expenses to average net assets	1.01%	0.98%		0.94%	1.01%		0.98%
Ratio of net expenses to average net assets excluding interest expense	0.94%	0.94%		0.94%	0.94%		0.94%
Ratio of net investment income to average net assets	1.88%	1.73%		2.82%	1.17%		0.60%
Portfolio turnover rate (c)	76%	41%		41%	56%		57%

	India Small-Cap Index ETF (d)
	For the Year Ended December 31,
	2019	2018		2017	2016		2015
Net asset value, beginning of year	$42.36	$68.40		$41.03	$43.66		$44.53
Income from investment operations:
Net investment income (loss)	0.50 (a)	(0.02	)(a)	0.02 (a)	0.39		0.06 (a)
Net realized and unrealized gain (loss) on investments	(9.68)	(25.97)		27.42	(2.45)		0.42
Total from investment operations	(9.18)	(25.99)		27.44	(2.06)		0.48
Less:
Dividends from net investment income	(0.42)	(0.05)		(0.07)	(0.57)		(1.35)
Net asset value, end of year	$32.76	$42.36		$68.40	$41.03		$43.66
Total return (b)	(21.65)%	(38.00)%		66.88%	(4.70)%		1.07%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$122,038	$187,439		$405,246	$183,627		$171,370
Ratio of gross expenses to average net assets	0.86%	0.83%		0.72%	0.78%		0.78%
Ratio of net expenses to average net assets	0.86%	0.83%		0.72%	0.78%		0.78%
Ratio of net expenses to average net assets excluding interest expense	0.83%	0.80%		0.70%	0.78	%(e)	0.75%
Ratio of net investment income (loss) to average net assets	1.35%	(0.03)%		0.04%	0.96%		0.13%
Portfolio turnover rate (c)	51%	39%		42%	29%		40%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Represents consolidated Financial Highlights
(e)	Excludes reimbursement from prior year custodial charge of 0.01%.
(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.85	$24.75	$21.31	$18.36	$24.32
Income from investment operations:
Net investment income	0.40 (a)	0.36 (a)	0.35 (a)	0.28	0.47
Net realized and unrealized gain (loss) on investments	0.90	(2.78)	3.55	2.92	(5.98)
Total from investment operations	1.30	(2.42)	3.90	3.20	(5.51)
Less:
Dividends from net investment income	(0.47)	(0.48)	(0.46)	(0.25)	(0.45)
Net asset value, end of year	$22.68	$21.85	$24.75	$21.31	$18.36
Total return (b)	5.97%	(9.79)%	18.35%	17.49%	(22.69)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$40,826	$44,801	$61,864	$85,240	$86,293
Ratio of gross expenses to average net assets	0.80%	0.75%	0.73%	0.68%	0.72%
Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.58%	0.58%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.78%	1.61%	1.53%	1.05%	1.65%
Portfolio turnover rate (c)	10%	14%	14%	12%	11%

	Israel ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.05	$30.37	$26.84	$28.81	$29.56
Income from investment operations:
Net investment income	0.19 (a)	0.27 (a)	0.30 (a)	0.27	0.32
Net realized and unrealized gain (loss) on investments	7.27	(2.38)	3.71	(1.80)	(0.69)
Total from investment operations	7.46	(2.11)	4.01	(1.53)	(0.37)
Less:
Dividends from net investment income	(0.48)	(0.21)	(0.48)	(0.26)	(0.38)
Distributions from net realized capital gains	—	—	—	—	—
Return of capital	—	—	—	(0.18)	—
Total dividends and distributions	(0.48)	(0.21)	(0.48)	(0.44)	(0.38)
Net asset value, end of year	$35.03	$28.05	$30.37	$26.84	$28.81
Total return (b)	26.64%	(6.94)%	14.96%	(5.34)%	(1.27)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$57,808	$46,285	$42,521	$36,236	$46,091
Ratio of gross expenses to average net assets	0.94%	1.02%	0.92%	0.92%	0.85%
Ratio of net expenses to average net assets	0.62%	0.60%	0.59%	0.60%	0.59%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	0.60%	0.85%	1.04%	0.94%	1.04%
Portfolio turnover rate (c)	14%	23%	21%	19%	18%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

64

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.79	$21.14	$21.09	$14.69	$15.17
Income from investment operations:
Net investment income	1.20 (a)	0.88 (a)	0.71 (a)	0.38	0.50
Net realized and unrealized gain (loss) on investments	6.39	(2.26)	0.25	6.36	(0.46)
Total from investment operations	7.59	(1.38)	0.96	6.74	0.04
Less:
Dividends from net investment income	(1.42)	(0.97)	(0.91)	(0.34)	(0.52)
Net asset value, end of year	$24.96	$18.79	$21.14	$21.09	$14.69
Total return (b)	40.40%	(6.47)%	4.62%	45.91%	0.39%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,281,927	$1,325,621	$1,806,708	$2,605,165	$1,735,849
Ratio of gross expenses to average net assets	0.67%	0.65%	0.72%	0.79%	0.72%
Ratio of net expenses to average net assets	0.67%	0.65%	0.67%	0.65%	0.63%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (d)	0.65%	0.64%	0.66%	0.65%	0.62%
Ratio of net investment income to average net assets	5.40%	4.09%	3.40%	2.48%	2.98%
Portfolio turnover rate (c)	15%	20%	15%	22%	33%

	Russia Small-Cap ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$27.61	$40.68	$38.04	$19.31	$19.60
Income from investment operations:
Net investment income	1.53 (a)	1.17 (a)	1.17 (a)	0.77	0.38
Net realized and unrealized gain (loss) on investments	8.45	(13.02)	2.94	18.77	(0.29)
Total from investment operations	9.98	(11.85)	4.11	19.54	0.09
Less:
Dividends from net investment income	(1.65)	(1.22)	(1.47)	(0.81)	(0.38)
Net asset value, end of year	$35.94	$27.61	$40.68	$38.04	$19.31
Total return (b)	36.17%	(29.09)%	11.01%	101.07%	0.48%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$35,336	$32,677	$58,312	$88,755	$35,392
Ratio of gross expenses to average net assets	1.20%	0.94%	0.82%	0.86%	1.19%
Ratio of net expenses to average net assets	0.77%	0.76%	0.76%	0.75%	0.69%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (e)	0.75%	0.75%	0.75%	0.73%	0.67%
Ratio of net investment income to average net assets	4.67%	3.22%	2.87%	3.28%	1.58%
Portfolio turnover rate (c)	30%	49%	39%	72%	30%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Effective May 1, 2016, the ratio excludes depositary receipt fees in excess of 0.10% of average daily net assets (See Note 3).
(e)	Effective May 1, 2016, the ratio excludes depositary receipt fees in excess of 0.08% of average daily net assets (See Note 3).

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Vietnam ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.84	$17.45	$12.97	$14.78	$18.84
Income from investment operations:
Net investment income	0.14 (a)	0.17 (a)	0.20 (a)	0.39	0.55
Net realized and unrealized gain (loss) on investments	1.19	(2.66)	4.46	(1.83)	(4.11)
Total from investment operations	1.33	(2.49)	4.66	(1.44)	(3.56)
Less:
Dividends from net investment income	(0.12)	(0.12)	(0.18)	(0.37)	(0.50)
Return of capital	—	—	— (d)	—	—
Total dividends	(0.12)	(0.12)	(0.18)	(0.37)	(0.50)
Net asset value, end of year	$16.05	$14.84	$17.45	$12.97	$14.78
Total return (b)	8.86%	(14.15)%	35.76%	(9.78)%	(18.87)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$442,960	$317,669	$349,029	$257,549	$379,231
Ratio of gross expenses to average net assets	0.66%	0.68%	0.66%	0.66%	0.67%
Ratio of net expenses to average net assets	0.66%	0.68%	0.66%	0.66%	0.67%
Ratio of net expenses to average net assets excluding interest expense	0.63%	0.64%	0.63%	0.63%	0.65%
Ratio of net investment income to average net assets	0.89%	0.98%	1.37%	2.14%	3.29%
Portfolio turnover rate (c)	33%	49%	50%	47%	67%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

66

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting as their index.

Fund	Diversification Classification
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
ChinaAMC CSI 300 ETF	Diversified
ChinaAMC SME-ChiNext ETF	Diversified
Egypt Index ETF	Non-Diversified
India Small-Cap Index ETF	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified

China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objectives by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the MV SCIF Mauritius (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these
67

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments, are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (“SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of SCIF include the financial results of its wholly owned subsidiary. All interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial
68

statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2019 is presented in the Schedules of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

At December 31, 2019, ChinaAMC SME-ChiNext included $8,600 in cash, at value on the Statements of Assets and Liabilities, which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2020, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses; and for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations as listed in the following table. Effective January 10, 2019, ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF no longer exclude interest expense from their expense limitations. Refer to the Statements of Operations for the amounts waived/assumed by the Advisor for the year ended December 31, 2019.

69

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Expense Limitations
Africa Index ETF	0.78%
Brazil Small-Cap ETF	0.59
ChinaAMC CSI 300 ETF*(a)	0.60
ChinaAMC SME-ChiNext ETF*(b)	0.65
Egypt Index ETF	0.94
India Small-Cap Index ETF	0.85
Indonesia Index ETF	0.57
Israel ETF	0.59
Russia ETF	0.62
Russia Small-Cap ETF	0.67
Vietnam ETF	0.76

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser
(a)	Prior to January 10, 2019 the expense limitation was 0.72%.
(b)	Prior to January 10, 2019 the expense limitation was 0.78%

During the year ended December 31, 2019, the Adviser reimbursed the Brazil Small-Cap ETF $372,975 for an investment loss. This reimbursement is reflected in the Statements of Operations and the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Effective November 4, 2019, State Street Bank and Trust Company is the Funds’ custodian, securities lending agent and transfer agent. Prior to November 4, 2019, Bank of New York Mellon provided these services to the Funds.

For the year ended December 31, 2019, there were offsets to custodian fees under an expense offset agreement and these amounts are reflected in custody expense in the Statement of Operations.

Note 4—Capital Share Transactions—As of December 31, 2019, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

70

Note 5—Investments—For the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Africa Index ETF	$25,518,641	$27,607,576	$—	$3,831,997
Brazil Small-Cap ETF	34,413,698	48,591,617	—	3,534,476
ChinaAMC CSI 300 ETF	27,633,558	30,302,820	—	—
ChinaAMC SME-ChiNext ETF	19,489,028	11,389,144	—	—
Egypt Index ETF	28,700,838	30,426,914	4,250,209	4,228,709
India Small-Cap Index ETF	78,014,163	102,920,785	261,512	869,595
Indonesia Index ETF	4,221,041	4,275,241	1,104,653	6,736,042
Israel ETF	7,648,299	8,180,993	—	—
Russia ETF	201,203,237	206,399,320	409,966,329	830,001,819
Russia Small-Cap ETF	10,789,286	11,333,971	2,374,902	8,871,778
Vietnam ETF	228,371,623	138,674,838	13,794,957	3,014,471

Note 6—Income Taxes—As of December 31, 2019, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$45,800,795	$11,131,020	$(5,108,067)	$6,022,953
Brazil Small-Cap ETF	74,460,980	31,925,568	(7,546,034)	24,379,534
ChinaAMC CSI 300 ETF	50,954,467	22,978,725	(6,537,671)	16,441,054
ChinaAMC SME-ChiNext ETF	22,837,326	9,187,200	(2,207,410)	6,979,790
Egypt Index ETF	31,701,472	4,547,643	(5,556,890)	(1,009,247)
India Small-Cap Index ETF	137,279,878	21,605,478	(37,019,173)	(15,413,695)
Indonesia Index ETF	48,730,933	6,867,939	(14,778,345)	(7,910,406)
Israel ETF	46,555,808	19,619,036	(8,126,657)	11,492,379
Russia ETF	1,303,228,316	174,809,490	(196,372,547)	(21,563,057)
Russia Small-Cap ETF	38,480,760	4,927,297	(6,854,321)	(1,927,024)
Vietnam ETF	406,365,334	106,192,866	(70,668,085)	35,524,781

At December 31, 2019, the components of total distributable earnings on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Africa Index ETF	$437,644	$(60,290,824)	$—	$(11,318)	$6,023,114	$(53,841,384)
Brazil Small-Cap ETF	148,404	(156,176,312)	—	(34,983)	24,384,047	(131,678,844)
ChinaAMC CSI 300 ETF	23,393	(6,046,313)	—	(4,678)	16,449,203	10,421,605
ChinaAMC SME-ChiNext ETF	—	(14,252,433)	(4,290)	(569)	6,979,282	(7,278,010)
Egypt Index ETF	—	(30,248,113)	(56,338)	(5,136)	(1,008,924)	(31,318,511)
India Small-Cap Index ETF	178,050	(53,823,933)	—	(13,134)	(15,415,133)	(69,074,150)
Indonesia Index ETF	—	(102,308,622)	(762)	(29,160)	(7,910,398)	(110,248,942)
Israel ETF	92,479	(8,960,659)	—	(3,023)	11,492,612	2,621,409
Russia ETF	13,155,992	(1,424,696,275)	—	(163,318)	(21,558,213)	(1,433,261,814)
Russia Small-Cap ETF	19,704	(9,861,660)	—	(2,799)	(1,926,474)	(11,771,229)
Vietnam ETF	39,215	(267,338,121)	—	(42,378)	35,527,725	(231,813,559)

*	Qualified late year losses incurred after October 31, 2019 are deemed to arise on January 1, 2020.
71

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends paid to shareholders were as follows:

	2019 Dividends	2018 Dividends
Fund	Ordinary Income**	Ordinary Income**	Long-Term Capital Gains
Africa Index ETF	$3,150,210	$924,000	$—
Brazil Small-Cap ETF	2,475,060	2,547,600	—
ChinaAMC CSI 300 ETF	985,120	525,300	4,316,300
ChinaAMC SME-ChiNext ETF	135,000	—	—
Egypt Index ETF	650,037	560,463	—
India Small-Cap Index ETF	1,600,209	216,823	—
Indonesia Index ETF	850,140	975,800	—
Israel ETF	800,085	349,800	—
Russia ETF	73,500,780	68,511,950	—
Russia Small-Cap ETF	1,625,031	1,440,098	—
Vietnam ETF	3,336,840	2,610,800	—

**	Includes short-term capital gains (if any)

At December 31, 2019, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Africa Index ETF	$(10,482,431)	$(49,808,393)	$(60,290,824)
Brazil Small-Cap ETF	(22,088,693)	(134,087,619)	(156,176,312)
ChinaAMC CSI 300 ETF	(1,492,992)	(4,553,321)	(6,046,313)
ChinaAMC SME-ChiNext ETF	(8,882,601)	(5,369,832)	(14,252,433)
Egypt Index ETF	(12,397,949)	(17,850,164)	(30,248,113)
India Small-Cap Index ETF	(19,174,916)	(34,649,017)	(53,823,933)
Indonesia Index ETF	(37,157,756)	(65,150,866)	(102,308,622)
Israel ETF	(868,022)	(8,092,637)	(8,960,659)
Russia ETF	(220,099,845)	(1,204,596,430)	(1,424,696,275)
Russia Small-Cap ETF	(3,271,269)	(6,590,391)	(9,861,660)
Vietnam ETF	(66,849,395)	(200,488,726)	(267,338,121)

During the year ended December 31, 2019, Brazil Small-Cap ETF and Israel ETF utilized $8,189,563 and $40,045 of their capital loss carryovers available from prior years.

During the year ended December 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment of gains/losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	$(1,058,432)	$1,058,432
Brazil Small-Cap ETF	(476,505)	476,505
ChinaAMC CSI 300 ETF	—	—
ChinaAMC SME-ChiNext ETF	9,242	(9,242)
Egypt Index ETF	(189,234)	189,234
India Small-Cap Index ETF	171,849	(171,849)
Indonesia Index ETF	(404,280)	404,280
Israel ETF	—	—
Russia ETF	(89,239,018)	89,239,018
Russia Small-Cap ETF	(132,802)	132,802
Vietnam ETF	(950,984)	950,984
72

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.

Investments in China: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (the “Funds”). China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends and interest (excluding government bond interest) derived by non-People’s Republic of China (“PRC”) resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers residing in China. However, on November 7, 2018, the PRC Ministry of Finance (“MOF”) and PRC State Administration of Taxation (“SAT”) jointly issued Caishui [2018] 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (“FIIs”). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. China also imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, were exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares). However, uncertainties remain regarding the taxation of capital gains in China. PRC rules for taxation of RQFIIs (and QFIIs) and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains derived by QFIIs, RQFIIs and other nonresident investors WHT on gains from such investments the Funds could be subject to additional tax liabilities.

Investments in India: The Finance Act, 2012 introduced a general anti-avoidance rule (“GAAR”), which became effective from April 1, 2017. GAAR is applicable where the main purpose of an arrangement is tax avoidance and empowers Indian tax authorities to declare such an arrangement as an impermissible avoidance arrangement. Additionally, on May 10, 2016, the Governments of India and Mauritius signed the Protocol for amending the tax treaty between India and Mauritius. The renegotiation of the treaty clarified the applicability of GAAR to a Mauritius subsidiary deemed a tax resident of Mauritius. As per the Protocol, India commenced taxation on capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation. Additionally, the Finance Act (2018) provided that long-term capital gains from listed equity shares sold after April 1, 2018 which were previously exempt from capital gains tax are now subject to a tax of 10% (plus applicable surcharge and education cess). Taxpayers received a cost step-up to the fair market value of shares held on January 31, 2018 provided the shares had unrealized gains as of that date. In summary, capital gains on shares purchased after April 1, 2018 for India Small-Cap Index Fund will now be subject to a capital gains tax of 15% on short-term capital gains and 10% on long-term capital gains (plus applicable surcharges and cess). Existing Indian capital loss carryforwards may be utilized to offset capital gains realized on securities acquired after April 1, 2017. These changes may reduce the return to the India Small-Cap Index ETF on its investments made after April 1, 2017 and the return received by Fund shareholders.

Note 7—Principal Risks—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Fund’s index. Each of the Funds (except Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF and India Small-Cap Index ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single

73

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts or natural or other disasters, such as the recent coronavirus outbreak. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. In addition, for Africa Index ETF and Egypt Index ETF there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in timely manner.

As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Should the Chinese government impose restrictions on the ability of ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2019 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2019:

74

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Africa Index ETF	$1,588,160	$916,922	$803,218	$1,720,140
Brazil Small-Cap ETF	1,811,608	1,306,142	588,675	1,894,817
Israel ETF	2,013,664	282,011	1,771,493	2,053,504
Russia ETF	2,136,185	27,004	2,131,867	2,158,871
Russia Small-Cap ETF	2,942,477	1,210,410	1,894,316	3,104,726
Vietnam ETF	1,927,656	—	2,061,166	2,061,166

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2019:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$916,922
Brazil Small-Cap ETF	1,306,142
Israel ETF	282,011
Russia ETF	27,004
Russia Small-Cap ETF	1,210,410

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2019, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2019
Africa Index ETF	92	$346,353	3.74%	$467,385
Brazil Small-Cap ETF	310	1,064,324	3.70	2,000,930
ChinaAMC CSI 300 ETF	343	2,431,753	3.64	—
ChinaAMC SME-ChiNext ETF	1	1,478,981	3.80	—
Egypt Index ETF	219	827,168	3.67	—
India Small-Cap Index ETF	306	1,532,041	3.59	—
Indonesia Index ETF	2	446,915	3.65	—
Israel ETF	130	528,403	3.65	—
Russia ETF	242	6,727,015	3.63	4,886,486
Russia Small-Cap ETF	148	393,690	3.83	—
Vietnam ETF	321	3,812,842	3.61	475,303

Note 11—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of the ASU 2018-13 had no material effect on financial statements and related disclosures. Management is currently evaluating the potential impact of additional requirements, not yet adopted, of the ASU 2018-13 to financial statements. Public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

75

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF and the Board of Trustees of VanEck Vectors ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF (collectively referred to as the “Funds”) (eleven of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), as of December 31, 2019, and the related statements of operations (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for the year then ended, the statements of changes in net assets (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the two years in the period then ended, the financial highlights (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) of each of the Funds (eleven of the series constituting VanEck Vectors ETF Trust) at December 31, 2019, and the results of their operations for the year then ended (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), the changes in net assets (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the two years in the period then ended and financial highlights (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 27, 2020

76

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019

	Africa Index ETF		Brazil Small-Cap ETF		ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF		India Small-Cap Index ETF
Record Date	12/24/2019		12/24/2019		12/24/2019		12/24/2019		12/24/2019		12/24/2019
Ex Date	12/23/2019		12/23/2019		12/23/2019		12/23/2019		12/23/2019		12/23/2019
Payable Date	12/30/2019		12/30/2019		12/30/2019		12/30/2019		12/30/2019		12/30/2019
Ordinary Income Per Share	$1.285800		$0.697200		$0.615700		$0.135000		$0.604700		$0.423900

Ordinary Income:
Qualified Dividend Income for Individuals	30.07	%*	6.97	%*	100.00	%*	100.00	%*	100.00	%*	100.00	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		—		—		—		—		—
Foreign Source Income	81.73	%*	92.64	%*	100.00	%*	88.94	%*	100.00	%*	100.00	%*
Foreign Taxes Paid Per Share	$0.081936	**	$0.032093	**	$0.109324	**	$0.032068	**	$0.116700	**	$0.010165	**

	Indonesia Index ETF		Israel ETF		Russia ETF		Russia Small-Cap ETF		Vietnam ETF
Record Date	12/24/2019		12/24/2019		12/24/2019		12/24/2019		12/24/2019		12/31/2019
Ex Date	12/23/2019		12/23/2019		12/23/2019		12/23/2019		12/23/2019		12/30/2019
Payable Date	12/30/2019		12/30/2019		12/30/2019		12/30/2019		12/30/2019		1/6/2020
Ordinary Income Per Share	$0.472300		$0.484900		$1.416200		$1.652600		$0.105100		$0.015800

Ordinary Income:
Qualified Dividend Income for Individuals	100.00	%*	74.28	%*	25.04	%*	32.13	%*	47.77	%*	47.73	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		0.71	%*	—		—		—		—
Foreign Source Income	99.28	%*	61.90	%*	97.11	%*	99.16	%*	100.00	%*	100.00	%*
Foreign Taxes Paid Per Share	$0.086796	**	$0.105617	**	$0.210841		$0.138012	**	$0.007716	**	$0.001160	**

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please consult your tax advisor for proper treatment of this information.

77

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc.

Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	55	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
78

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
79

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT December 31, 2019

VANECK VECTORS®

Agribusiness ETF	MOO®
Coal ETF	KOL®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Low Carbon Energy ETF	SMOG®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2019.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

December 31, 2019 (unaudited)

Dear Shareholders:

The story for 2019 was simple and familiar—slower economic growth was combated by expansive monetary policy.

But first a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward and we now have the prospect of at least some resolution of the trade dispute between them in the phase-one agreement. The latest economic statistics from China are steady and there are signs of “green shoots.” China’s services sector is expanding robustly and manufacturing is struggling, but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets last summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck Vectors ETF Trust

January 24, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

December 31, 2019 (unaudited)

Agribusiness

From a low at the very start of the year, and following one dip at the end of May, agribusiness stocks essentially moved sideways and upward during 2019 without any other major ups or downs. The Fund finished the year returning 21.70% for the 12 month period. The primary drivers of positive performance were companies in the healthcare and consumer staples sectors. In the former, they were, in particular, those in the pharmaceuticals segment. In the latter, they were those in the food products segment. All sectors contributed positively to returns, with only a single segment, food and staples retailing (in the consumer staples sector), detracting from performance. By far the greatest positive returns came from companies in the U.S., while the greatest negative returns came from those in Australia and Chile.

Coal

Following a lackluster first six months in 2019, after the end of June, except for a single significant up-tick in mid-September, coal stocks declined through December, with a slight up-tick at the very end of the year. The Fund lost 13.77% for the 12 month period under review.

In mid-December the U.S. Energy Information Administration (EIA) expected U.S. coal production would total 697 MMst1 in 2019 (down 8% from 2018) and 601 MMst in 2020 (down 14% from 2019).2 U.S. coal exports were expected to total 93 million MMst in 2019 (down nearly 20% on 2018).3 According to the EIA: “U.S. coking coal currently faces challenges from a global oversupply of steel, particularly in the fourth quarter of 2019. Steam coal exports have been dampened by high stockpiles in Europe and India, a top destination for U.S. shipments.”

The long-term benefits of any of the current U.S. Administration’s initiatives to provide support for the domestic coal industry continue to remain debatable. Over 2019, demonstrable benefits for coal companies, not least in the U.S., appeared even fewer. However, coal accounts for 27% of all energy used globally and for 38% of electricity generation, in addition to playing a crucial role in industries such as iron and steel.4 While South Africa was the largest positive contributor to returns, its contribution was offset significantly by the negative contributions of the U.S., the single largest negative country contributor to returns, followed by those of Poland and Canada.

Gold Miners

Until the end of May 2019, the stocks of both major gold miners and their junior peers remained in the doldrums. Thereafter, on the back of falling U.S. interest rates and a rise in the price of gold, they appreciated significantly with the larger gold miners (VanEck Vectors Gold Miners ETF) posting a positive return of 40.15% and junior gold miners (VanEck Vectors Junior Gold Miners ETF) posting a positive return of 41.31% for the 12 month period.

Among the larger mining stocks, Canadian companies, with the largest average country weighting, contributed by far the most to performance. Only companies in Peru detracted from performance.

The situation was similar among the juniors, with Canada the strongest contributor, followed by South Africa. Mexico detracted the most from performance.

Low Carbon Energy

The performance of low carbon energy stocks during the 12 month period was encouraging, with the Fund recording a positive return of 37.38%. Companies in the industrial and information technology sectors contributed by far the most to performance. No sector detracted from performance. The U.S. was by far the best performing country. Only a single country, France, detracted from performance and then only minimally.

Natural Resources

The Fund returned 18.34% over the 12 months period under review. All sectors, except two, contributed positively to returns. While the materials and consumer staples sectors were the two largest contributors, the two detracting sectors, healthcare and financial, did so only minimally. Companies in the U.S. contributed by far the most to performance, while those in Chile detracted the most from performance.

2

Oil Refiners

Following weakness in the middle of the year, refining stocks picked up over the final four months of 2019, ending the 12 month period showing a gain of 9.19%. Refiners performed well with an improving crack spread and widening of the high/light sulfur fuel oil spread heading into the implementation of IMO 2020 (regulations mandating a maximum sulfur content of 0.5% in marine fuels globally) on January 1. There were also some seasonality impacts in November and December, with increased refinery utilization and products build.

Exposure to refiners in the U.S. contributed the majority of the Fund’s total positive return. Other significant contributors were: India, Finland, Austria and Australia. Poland, Japan and South Korea detracted the most from performance.

Oil Services

Having had a relatively strong first four months of 2019, oil services stocks declined into mid-August and demonstrated neither any very stable nor significant recovery thereafter. The result was that the Fund lost 3.35% over the full 12 month period.

During the year, drilling activity slowed substantially. While the Baker Hughes U.S. rig count stood at 1,083 at the end of 2018, by the end of 2019 it had dropped over 25% to 805. The count still remains considerably lower than its peak in the U.S. of over 1,900 prior to the oil glut and consequent price crash of 2015.5

The oil service stocks in the U.S., with the largest average country weighting, detracted the most from performance. Companies in the U.K. and Netherlands contributed positively, but only minimally, to performance.

Rare Earth and Strategic Metals

The Fund had another difficult year, gaining just 0.91%. Having hit highs at the end of February and early in April, stocks in the Fund’s portfolio declined (with only a little respite in the last week or so), through the end of the year. A number of companies contributed positively to returns, the largest such contribution coming from a company involved in the mining of cobalt, followed by others involved in either rare earths or titanium. The greatest detractors from performance were companies with mining operations and/or production involving vanadium and lithium. Mid-cap companies performed better than either their large- or small-cap peers (these last actually detracting from performance) during the period under review.

Steel

In 2019, steel stocks continued to experience a number of quite violent ups and downs, with the Fund’s NAV reaching highs above $42 and a low of approximately $31 over the course of the year. However, the Fund ended the year under review recording a gain of 11.02%. The continuing trade dispute between the U.S. and both China and its ostensible allies did little to help the volatility not only of steel prices, but also those of steel stocks. Perhaps surprisingly, companies in the U.S., with the largest average country weighting, were the greatest contributors to performance. The country was followed by Brazil, with the second largest average weighting during the period under review, and then Australia. India was the greatest detractor from performance.

Unconventional Oil & Gas

Having hit a high toward the end of April, with an NAV of a little over $14, the Fund took a roller coaster ride down through November and into December, but still ended the period under review having gained 4.32%. Having ended 2018 at $45.41 a barrel, and reached a high of $66.30 on April 23, by the end of the year the front month West Texas Intermediate (WTI) crude oil price6 had dropped nearly 8% to $61.06. Unconventional oil and gas, particularly shale oil, companies consequently had a challenging year. However, both U.S. companies (on average approximately 81% of the Fund by weight during the period under review) and Canadian contributed positively to performance.

3

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

(unaudited) (continued)

Uranium+Nuclear Energy

The Fund also had an unsettled year in 2019, ending the 12 month period slightly up with a gain of 0.44%. Industrial companies were the largest contributors to the Fund’s positive total return, with only the energy sector substantially offsetting and detracting from performance. Geographically, companies in the U.S. contributed the most to performance, while Japan was the greatest detractor from performance. According to the World Nuclear Association, in December 2019, there were some 444 operable nuclear power reactors in 30 countries and 54 power reactors currently under construction in 18 countries, notably China, Russia, India, South Korea, the UAE and the U.S.7

*	Returns based on the funds’ net asset values (NAVs).

The principal risks of investing in VanEck Vectors ETFs include sector, market, economic, political, foreign currency, world event, index tracking and non-diversification risks, as well as fluctuations in net asset value and the risks associated with investing in less developed capital markets. The Funds may loan their securities, which may subject them to additional credit and counterparty risk. Please see the prospectus of each Fund for more complete information regarding each Fund’s specific risks.

[1]	One short ton = 2,000 lbs (907.19 kg).

[2]	EIA: Short-Term Energy Outlook (Dated: December 10, 2018), https://www.eia.gov/outlooks/steo/report/coal.cfm

[3]	Ibid.

[4]	International Energy Agency: Coal 2018, December 2018, https://www.iea.org/reports/coal-2018

[5]	Baker Hughes: Baker Hughes Rig Count, http://phx.corporate-ir.net/phoenix.zhtml?c=79687&p=irol-rigcountsoverview

[6]	Front month: “Used in the context of options and futures, the term Front Month means the month closest to delivery (futures) or expiration (options)—which is often in the same month.” www.wikinvest.com/wiki/Front_Month

[7]	World Nuclear Association: World Nuclear Power Reactors & Uranium Requirements, December 2019, https://www.world-nuclear.org/information-library/facts-and-figures/world-nuclear-power-reactors-archive/reactor-archive-december-2019.aspx
4

VANECK VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVMOOTR[1]	Share Price	NAV	MVMOOTR[1]
One Year	22.36%	21.70%	22.00%	22.36%	21.70%	22.00%
Five Year	7.52%	7.45%	7.34%	43.71%	43.24%	42.52%
Ten Year	6.46%	6.46%	6.57%	86.96%	86.98%	88.98%
[1]	MVIS® Global Agribusiness Index (MVMOOTR) is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness industry.

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVIS® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

5

VANECK VECTORS COAL ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVKOLTR[1]	Share Price	NAV	MVKOLTR[1]
One Year	(12.86)%	(13.77)%	(13.66)%	(12.86)%	(13.77)%	(13.66)%
Five Year	(2.74)%	(2.75)%	(2.49)%	(12.96)%	(13.01)%	(11.87)%
Ten Year	(9.13)%	(9.11)%	(8.78)%	(61.60)%	(61.51)%	(60.11)%
[1]	MVIS® Global Coal Index (MVKOLTR) is a rules based index intended to give investors a means of tracking the overall performance of companies in the global coal industry.

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the MVIS® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

6

VANECK VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	GDMNTR[1]	Share Price	NAV	GDMNTR[1]
One Year	39.73%	40.15%	40.89%	39.73%	40.15%	40.89%
Five Year	10.43%	10.41%	10.84%	64.21%	64.09%	67.31%
Ten Year	(3.83)%	(3.80)%	(3.35)%	(32.34)%	(32.11)%	(28.85)%
[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

7

VANECK VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVGDXJTR[1]	Share Price	NAV	MVGDXJTR[1]
One Year	40.38%	41.31%	42.18%	40.38%	41.31%	42.18%
Five Year	13.56%	13.53%	13.66%	88.87%	88.58%	89.68%
Ten Year	(6.24)%	(6.23)%	(5.78)%	(47.49)%	(47.45)%	(44.84)%
[1]	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

8

VANECK VECTORS LOW CARBON ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	AGIXLT[1]	Share Price	NAV	AGIXLT[1]
One Year	38.86%	37.38%	38.40%	38.86%	37.38%	38.40%
Five Year	8.01%	7.93%	8.10%	46.98%	46.43%	47.58%
Ten Year	1.28%	1.20%	0.98%	13.61%	12.63%	10.26%
[1]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

9

VANECK VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	RVEIT[1]	Share Price	NAV	RVEIT[1]
One Year	18.44%	18.34%	18.54%	18.44%	18.34%	18.54%
Five Year	4.43%	4.49%	4.65%	24.20%	24.55%	25.52%
Ten Year	3.25%	3.27%	3.45%	37.67%	37.93%	40.43%
[1]	VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

10

VANECK VECTORS OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVCRAKTR[1]	Share Price	NAV	MVCRAKTR[1]
One Year	9.11%	9.19%	9.45%	9.11%	9.19%	9.45%
Life*	11.37%	11.49%	11.60%	60.10%	60.87%	61.54%
*	Commencement of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15
[1]	MVIS® Global Oil Refiners Index (MVCRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

11

VANECK VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVOIHTR[1]	Share Price	NAV	MVOIHTR[1]
One Year	(3.52)%	(3.35)%	(3.21)%	(3.52)%	(3.35)%	(3.21)%
Five Year	(16.33)%	(16.29)%	(16.42)%	(58.99)%	(58.89)%	(59.22)%
Life*	(10.56)%	(10.63)%	(10.70)%	(59.18)%	(59.45)%	(59.71)%
*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11
[1]	MVIS® US Listed Oil Services 25 Index (MVOIHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in oil services to the upstream oil sector.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

12

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVREMXTR[1]	Share Price	NAV	MVREMXTR[1]
One Year	0.62%	0.91%	(0.75)%	0.62%	0.91%	(0.75)%
Five Year	(7.62)%	(7.77)%	(8.46)%	(32.71)%	(33.26)%	(35.72)%
Life*	(14.55)%	(14.52)%	(15.08)%	(76.38)%	(76.32)%	(77.69)%
*	Commencement of Fund: 10/27/10; First Day of Secondary Market Trading: 10/28/10
[1]	MVIS® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

13

VANECK VECTORS STEEL ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	STEEL[1]	Share Price	NAV	STEEL[1]
One Year	11.03%	11.02%	11.60%	11.03%	11.02%	11.60%
Five Year	4.79%	4.82%	4.98%	26.33%	26.51%	27.51%
Ten Year	(2.03)%	(2.04)%	(1.80)%	(18.58)%	(18.58)%	(16.57)%
[1]	NYSE Arca Steel Index (STEEL) is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

14

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVFRAKTR[1]	Share Price	NAV	MVFRAKTR[1]
One Year	4.14%	4.32%	4.43%	4.14%	4.32%	4.43%
Five Year	(11.63)%	(11.64)%	(11.48)%	(46.10)%	(46.13)%	(45.66)%
Life*	(8.70)%	(8.67)%	(8.51)%	(51.17)%	(51.04)%	(50.36)%
*	Commencement of Fund: 2/14/12; First Day of Secondary Market Trading: 2/15/12
[1]	MVIS® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the exploration, development, extraction and/or production of unconventional oil and natural gas.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

15

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVNLRTR[1]	Share Price	NAV	MVNLRTR[1]
One Year	0.43%	0.44%	0.57%	0.43%	0.44%	0.57%
Five Year	2.45%	2.47%	2.01%	12.89%	12.96%	10.45%
Ten Year	0.82%	0.83%	0.48%	8.47%	8.65%	4.95%
[1]	MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 years. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

16

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain Funds reflect temporary waivers of expenses and/or fees. Had these Funds incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (ICE Data). The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Uranium & Nuclear Energy Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index and the Ardour Global Index are published by S-Network Global Indexes, LLC (S-Network).

ICE Data, MVIS, S-Network, and Ardour are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at vaneck.com.

17

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	July 1, 2019-
	July 1, 2019	December 31, 2019	During Period	December 31, 2019
Agribusiness ETF
Actual	$1,000.00	$1,039.80	0.57%	$2.93
Hypothetical**	$1,000.00	$1,022.33	0.57%	$2.91
Coal ETF
Actual	$1,000.00	$820.80	0.60%	$2.75
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Gold Miners ETF
Actual	$1,000.00	$1,152.10	0.52%	$2.82
Hypothetical**	$1,000.00	$1,022.58	0.52%	$2.65
Junior Gold Miners ETF
Actual	$1,000.00	$1,214.00	0.53%	$2.96
Hypothetical**	$1,000.00	$1,022.53	0.53%	$2.70
Low Carbon Energy ETF
Actual	$1,000.00	$1,163.80	0.62%	$3.38
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Natural Resources ETF
Actual	$1,000.00	$1,037.20	0.50%	$2.57
Hypothetical**	$1,000.00	$1,022.68	0.50%	$2.55
Oil Refiners ETF
Actual	$1,000.00	$1,058.50	0.60%	$3.11
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Oil Services ETF
Actual	$1,000.00	$915.60	0.35%	$1.69
Hypothetical**	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth/Strategic Metals ETF
Actual	$1,000.00	$906.20	0.60%	$2.88
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Steel ETF
Actual	$1,000.00	$988.30	0.55%	$2.76
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80
Unconventional Oil & Gas ETF
Actual	$1,000.00	$951.80	0.54%	$2.66
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$977.10	0.60%	$2.99
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2019) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
19

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 2.5%
2,155,299	Incitec Pivot Ltd. #	$4,823,354
1,156,653	Treasury Wine Estates Ltd. † #	13,197,671
		18,021,025
Brazil: 1.9%
2,092,500	Rumo SA * #	13,620,843
Canada: 6.4%
964,762	Nutrien Ltd. (USD)	46,221,747
Chile: 0.9%
244,805	Sociedad Quimica y Minera de Chile SA (ADR) †	6,533,845
China / Hong Kong: 1.5%
2,641,000	China Mengniu Dairy Co. Ltd. #	10,683,773

Denmark: 1.2%
86,510	Bakkafrost P/F (NOK) #	6,407,222
25,929	Schouw & Co. AB	2,181,199
		8,588,421
Germany: 8.8%
718,787	Bayer AG #	58,476,586
365,886	K+S AG #	4,559,693
		63,036,279
Indonesia: 1.0%
14,673,000	Charoen Pokphand Indonesia Tbk PT #	6,862,182
Israel: 0.9%
1,406,045	Israel Chemicals Ltd. (USD) †	6,734,956
Japan: 5.4%
1,812,030	Kubota Corp. #	28,449,506
73,900	Maruha Nichiro Corp. #	1,891,556
144,500	Nippon Meat Packers, Inc. #	5,984,584
400,300	Nippon Suisan Kaisha Ltd. #	2,390,117
		38,715,763
Malaysia: 3.0%
5,112,355	IOI Corp. Bhd #	5,764,259
714,670	Kuala Lumpur Kepong Bhd #	4,336,310
1,070,480	PPB Group Bhd #	4,933,078
5,040,300	Sime Darby Plantation Bhd #	6,717,761
		21,751,408
Netherlands: 0.4%
128,307	OCI NV * #	2,718,415
Norway: 5.9%
484,638	Leroy Seafood Group ASA #	3,223,303
820,266	Mowi ASA #	21,308,249
96,773	Salmar ASA #	4,954,732
315,764	Yara International ASA #	13,143,945
		42,630,229
Russia: 0.4%
244,947	PhosAgro PJSC Reg S (GDR)	3,110,827
Number of Shares		Value

Singapore: 2.7%
8,287,345	Golden Agri-Resources Ltd. #	$1,449,794
5,802,051	Wilmar International Ltd. #	17,779,691
		19,229,485
Switzerland: 0.6%
12,299	Bucher Indistries AG #	4,313,987
Taiwan: 0.4%
1,515,000	Taiwan Fertilizer Co. Ltd. #	2,505,309
Thailand: 1.3%
9,806,836	Charoen Pokphand Foods (NVDR) #	8,990,281
United Kingdom: 3.3%
1,758,809	CNH Industrial NV (USD) †	19,346,899
101,898	Genus Plc #	4,292,491
		23,639,390
United States: 51.4%
104,439	AGCO Corp.	8,067,913
690,584	Archer-Daniels-Midland Co.	32,008,568
40,561	Balchem Corp.	4,122,214
213,188	Bunge Ltd.	12,268,969
265,308	CF Industries Holdings, Inc.	12,665,804
1,065,980	Corteva, Inc.	31,510,369
283,896	Deere & Co.	49,187,821
455,136	Elanco Animal Health, Inc. *	13,403,755
168,699	FMC Corp.	16,839,534
134,328	IDEXX Laboratories, Inc. *	35,077,071
67,164	Neogen Corp. *	4,383,123
111,659	Pilgrim’s Pride Corp. *	3,652,924
27,932	Sanderson Farms, Inc.	4,922,177
531,487	The Mosaic Co.	11,501,379
156,090	Toro Co.	12,435,690
197,420	Tractor Supply Co.	18,446,925
426,214	Tyson Foods, Inc.	38,802,523
445,611	Zoetis, Inc.	58,976,616
		368,273,375

Total Common Stocks (Cost: $637,545,722)		716,181,540
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $827,598)
Money Market Fund: 0.1%
827,598	State Street Navigator Securities Lending Government Money Market Portfolio	827,598
Total Investments: 100.0% (Cost: $638,373,320)		717,009,138
Liabilities in excess of other assets: (0.0)%		(249,496)
NET ASSETS: 100.0%		$716,759,642

See Notes to Financial Statements

20

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,510,630.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $263,778,692 which represents 36.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.6%	$18,446,925
Consumer Staples	30.8	220,710,923
Health Care	24.4	174,609,642
Industrials	18.9	135,422,659
Materials	23.3	166,991,391
	100.0%	$716,181,540

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$18,021,025	$—	$18,021,025
Brazil	—	13,620,843	—	13,620,843
Canada	46,221,747	—	—	46,221,747
Chile	6,533,845	—	—	6,533,845
China / Hong Kong	—	10,683,773	—	10,683,773
Denmark	2,181,199	6,407,222	—	8,588,421
Germany	—	63,036,279	—	63,036,279
Indonesia	—	6,862,182	—	6,862,182
Israel	6,734,956	—	—	6,734,956
Japan	—	38,715,763	—	38,715,763
Malaysia	—	21,751,408	—	21,751,408
Netherlands	—	2,718,415	—	2,718,415
Norway	—	42,630,229	—	42,630,229
Russia	3,110,827	—	—	3,110,827
Singapore	—	19,229,485	—	19,229,485
Switzerland	—	4,313,987	—	4,313,987
Taiwan	—	2,505,309	—	2,505,309
Thailand	—	8,990,281	—	8,990,281
United Kingdom	19,346,899	4,292,491	—	23,639,390
United States	368,273,375	—	—	368,273,375
Money Market Fund	827,598	—	—	827,598
Total	$453,230,446	$263,778,692	$—	$717,009,138

See Notes to Financial Statements

21

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 20.7%
548,140	Aurizon Holdings Ltd. #	$2,015,073
301,976	Coronado Global Resources, Inc. Reg S 144A #	469,453
506,721	New Hope Corp. Ltd. † #	734,873
79,341	Washington H Soul Pattinson & Co. Ltd. #	1,198,987
639,412	Whitehaven Coal Ltd. #	1,187,839
		5,606,225
Canada: 11.5%
130,628	Teck Resources Ltd. (USD)	2,269,008
57,306	Westshore Terminals Investment Corp. †	837,439
		3,106,447
China / Hong Kong: 22.9%
4,380,000	Agritrade Resources Ltd. †	326,035
3,123,095	China Coal Energy Co. Ltd. #	1,239,485
942,908	China Shenhua Energy Co. Ltd. #	1,971,655
29,780,000	National United Resources Holdings Ltd. * # ∞	4
1,550,000	Sany Heavy Equipment International Holdings Co. Ltd. #	848,212
2,898,067	Shougang Fushan Resources Group Ltd. #	625,916
1,336,000	Yanzhou Coal Mining Co. Ltd. #	1,200,396
		6,211,703
Indonesia: 19.8%
13,670,215	Adaro Energy Tbk PT #	1,527,665
78,761,100	Bumi Resources Tbk PT * #	373,818
617,852	Indo Tambangraya Megah Tbk PT #	510,046
6,119,100	Tambang Batubara Bukit Asam Tbk PT #	1,170,407
1,157,300	United Tractors Tbk PT #	1,791,847
		5,373,783
Philippines: 3.2%
1,992,030	Semirara Mining and Power Corp. #	864,953
Poland: 1.7%
82,539	Jastrzebska Spolka Weglowa SA #	466,541
South Africa: 5.8%
167,718	Exxaro Resources Ltd. #	1,570,335
Thailand: 5.1%
3,505,789	Banpu PCL (NVDR) #	1,390,651
United States: 9.4%
10,339	Arch Coal, Inc. †	741,720
68,049	Peabody Energy Corp.	620,607
56,646	Warrior Met Coal, Inc.	1,196,930
		2,559,257
Total Common Stocks (Cost: $41,093,496)		27,149,895
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.6% (Cost: $697,091)
Money Market Fund: 2.6%
697,091	State Street Navigator Securities Lending Government Money Market Portfolio	$697,091
Total Investments: 102.7% (Cost: $41,790,587)		27,846,986
Liabilities in excess of other assets: (2.7)%		(715,959)
NET ASSETS: 100.0%		$27,131,027

See Notes to Financial Statements

22

Definitions:

NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,709,344.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $21,158,156 which represents 78.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $469,453, or 1.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	67.9%	$18,421,319
Industrials	13.6	3,700,728
Materials	18.5	5,027,848
	100.0%	$27,149,895

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$5,606,225	$—	$5,606,225
Canada	3,106,447	—	—	3,106,447
China / Hong Kong	326,035	5,885,664	4	6,211,703
Indonesia	—	5,373,783	—	5,373,783
Philippines	—	864,953	—	864,953
Poland	—	466,541	—	466,541
South Africa	—	1,570,335	—	1,570,335
Thailand	—	1,390,651	—	1,390,651
United States	2,559,257	—	—	2,559,257
Money Market Fund	697,091	—	—	697,091
Total	$6,688,830	$21,158,152	$4	$27,846,986

See Notes to Financial Statements

23

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 14.1%
107,063,462	Evolution Mining Ltd. ‡ #	$285,107,900
33,065,013	Newcrest Mining Ltd. #	699,493,388
40,832,345	Northern Star Resources Ltd. ‡ #	322,344,397
39,158,224	OceanaGold Corp. (CAD) ‡	77,002,870
73,191,044	Perseus Mining Ltd. ‡ * #	59,258,632
31,977,616	Regis Resources Ltd. ‡ #	96,922,314
56,830,902	Resolute Mining Ltd. ‡ * #	50,094,493
69,367,323	Saracen Mineral Holdings Ltd. ‡ * #	161,141,752
43,994,374	St. Barbara Ltd. ‡ #	83,729,671
		1,835,095,417
Canada: 53.4%
10,316,793	Agnico-Eagle Mines Ltd. (USD)	635,617,617
24,615,240	Alamos Gold, Inc. (USD) ‡	148,183,745
64,542,840	B2Gold Corp. (USD) ‡ †	258,816,788
76,455,534	Barrick Gold Corp. (USD)	1,421,308,376
18,472,841	Centerra Gold, Inc. ‡ *	147,155,926
11,163,152	Detour Gold Corp. ‡ *	216,419,234
11,248,720	Dundee Precious Metals, Inc. ‡ *	48,403,977
9,971,362	Eldorado Gold Corp. (USD) ‡ *	80,070,037
12,886,242	First Majestic Silver Corp. (USD) ‡ * †	157,985,327
8,109,881	Franco-Nevada Corp. (USD)	837,750,707
29,449,200	IAMGOLD Corp. (USD) ‡ *	109,845,516
78,874,926	Kinross Gold Corp. (USD) ‡ *	373,867,149
12,757,844	Kirkland Lake Gold Ltd. ‡ †	563,145,549
42,342,629	New Gold, Inc. (USD) ‡ *	37,261,514
9,905,011	Osisko Gold Royalties Ltd. (USD) ‡	96,177,657
13,189,789	Pan American Silver Corp. (USD) ‡ †	312,466,101
11,662,595	Pretium Resources, Inc. (USD) ‡ * †	129,804,682
10,999,433	Sandstorm Gold Ltd. (USD) ‡ * †	81,945,776
21,045,803	Semafo, Inc. ‡ *	43,820,064
10,803,271	Silvercorp Metals, Inc. (USD) ‡	61,254,547
7,742,708	SSR Mining, Inc. (USD) ‡ *	149,124,556
5,365,877	Torex Gold Resources, Inc. ‡ *	84,910,581
8,605,391	Wesdome Gold Mines Ltd. ‡ *	67,489,359
21,584,038	Wheaton Precious Metals Corp. (USD)	642,125,130
59,806,309	Yamana Gold, Inc. (USD) ‡	236,234,921
		6,941,184,836
China / Hong Kong: 1.9%
66,038,000	Zhaojin Mining Industry Co. Ltd. ‡ #	72,449,148
360,798,000	Zijin Mining Group Ltd. ‡ #	179,209,244
		251,658,392
Monaco: 1.0%
6,916,628	Endeavour Mining Corp. (CAD) ‡ *	130,838,546
Peru: 1.9%
15,970,754	Cia de Minas Buenaventura SAA (USD) ‡	241,158,385
South Africa: 8.1%
26,132,217	AngloGold Ashanti Ltd. (ADR) ‡	583,793,728
52,142,224	Gold Fields Ltd. (USD) ‡	344,138,678
34,122,650	Harmony Gold Mining Co. Ltd. (USD) ‡ *	123,865,219
		1,051,797,625
Number of Shares		Value

United Kingdom: 1.4%
72,739,222	Centamin Plc ‡ #	$122,016,193
22,898,417	Highland Gold Mining Ltd. ‡ #	59,183,929
		181,200,122
United States: 18.2%
18,543,185	Alacer Gold Corp. (CAD) ‡ * †	98,668,191
15,130,283	Coeur Mining, Inc. ‡ *	122,252,687
31,180,828	Hecla Mining Co. ‡	105,703,007
35,258,275	Newmont Mining Corp.	1,531,972,049
4,127,457	Royal Gold, Inc. ‡	504,581,618
		2,363,177,552
Total Common Stocks (Cost: $10,751,009,939)		12,996,110,875
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2% (Cost: $27,585,223)
Money Market Fund: 0.2%
27,585,223	State Street Navigator Securities Lending Government Money Market Portfolio	27,585,223
Total Investments: 100.2% (Cost: $10,778,595,162)		13,023,696,098
Liabilities in excess of other assets: (0.2)%		(24,969,623)
NET ASSETS: 100.0%		$12,998,726,475

See Notes to Financial Statements

24

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $86,418,103.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,190,951,061 which represents 16.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	90.2%	$11,716,576,763
Silver	9.8	1,279,534,112
	100.0%	$12,996,110,875

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2019 is set forth below:

Affiliates	Value 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19
Agnico-Eagle Mines Ltd.	$520,137,718	$162,321,253	$(269,685,839)	$43,548,549	$5,993,767	$179,295,936	$—	(a)
Alacer Gold Corp.	—	79,267,657	(25,426,456)	3,724,616	—	41,102,374	98,668,191
Alamos Gold, Inc.	99,464,864	47,991,715	(59,616,813)	15,318,194	1,000,835	45,025,785	148,183,745
AngloGold Ashanti Ltd.	366,913,231	165,866,605	(196,849,189)	70,713,124	1,860,235	177,149,957	583,793,728
B2Gold Corp.	204,816,687	75,199,155	(86,360,068)	12,420,377	—	52,740,637	258,816,788
Barrick Gold Corp.	808,713,532	875,240,834	(576,177,872)	29,779,965	9,397,604	283,751,917	—	(a)
Centamin Plc	113,792,339	36,882,137	(47,954,200)	(1,536,053)	4,956,007	20,831,970	122,016,193
Centerra Gold, Inc.	88,781,167	47,177,379	(55,538,915)	14,434,950	—	52,301,345	147,155,926
Cia de Minas Buenaventura SAA	316,030,237	89,431,520	(142,149,530)	13,261,718	1,546,645	(35,415,560)	241,158,385
Coeur Mining, Inc.	64,403,009	31,783,589	(24,022,138)	972,241	—	49,115,986	122,252,687
Detour Gold Corp.	104,674,993	54,007,416	(62,884,739)	17,637,075	—	102,984,489	216,419,234
Dundee Precious Metals, Inc.	—	48,019,069	(221,067)	3,401	—	602,574	48,403,977
Eldorado Gold Corp.	32,416,577	24,381,162	(26,701,914)	(9,714,860)	—	59,689,072	80,070,037
Endeavour Mining Corp.	124,894,732	40,609,749	(50,551,904)	3,616,952	—	12,269,017	130,838,546
Evolution Mining Ltd.	312,760,951	107,019,391	(136,667,276)	38,255,481	6,968,312	(36,260,647)	285,107,900
First Majestic Silver Corp.	80,812,220	42,176,410	(43,041,705)	9,018,462	—	69,019,940	157,985,327
Fortuna Silver Mines, Inc.	41,480,198	1,910,383	(35,051,997)	(26,914,481)	—	18,575,897	—
Franco-Nevada Corp.	668,954,538	204,388,892	(293,491,978)	49,273,281	7,969,406	208,625,974	—	(a)
Gold Fields Ltd.	204,968,051	93,127,539	(114,752,721)	26,513,556	2,832,431	134,282,253	344,138,678
Goldcorp, Inc.	482,050,171	36,549,181	(587,592,400)	(192,897,372)	918,382	261,890,420	—
Harmony Gold Mining Co. Ltd.	67,526,656	33,710,076	(37,483,005)	7,595,865	—	52,515,627	123,865,219
Hecla Mining Co.	80,325,184	22,973,290	(29,504,399)	(4,694,060)	308,188	36,602,992	105,703,007
Highland Gold Mining Ltd.	—	75,675,674	(20,399,756)	(89,617)	3,633,943	3,997,628	59,183,929
IAMGOLD Corp.	121,697,254	35,041,436	(44,885,057)	(6,143,619)	—	4,135,502	109,845,516
Kinross Gold Corp.	285,843,557	114,513,763	(139,339,184)	18,418,031	—	94,430,982	373,867,149
Kirkland Lake Gold Ltd.	387,709,075	171,225,853	(221,849,861)	148,139,193	2,081,447	77,921,289	563,145,549
McEwen Mining, Inc.	43,509,870	14,358,056	(39,675,274)	(35,000,800)	—	16,808,148	—
New Gold, Inc.	30,868,670	56,420,043	(37,137,558)	(86,711,056)	—	73,821,415	37,261,514
Newcrest Mining Ltd.	603,699,623	194,932,753	(295,989,670)	68,159,970	7,078,428	128,690,712	—	(a)
Newmont Mining Corp.	944,143,269	864,018,277	(582,580,194)	35,366,902	38,547,584	271,023,795	—	(a)
Northern Star Resources Ltd.	295,708,750	99,685,363	(126,771,084)	52,275,099	3,834,941	1,446,269	322,344,397
OceanaGold Corp.	159,840,290	34,489,065	(48,459,320)	(682,271)	406,838	(68,184,894)	77,002,870
Osisko Gold Royalties Ltd.	97,337,468	38,110,271	(51,599,362)	6,947,471	1,469,642	5,381,809	96,177,657
Pan American Silver Corp.	158,659,602	120,245,837	(88,579,247)	8,430,436	1,712,795	113,709,473	312,466,101
Perseus Mining Ltd.	—	50,671,321	(232,106)	2,447	—	8,816,970	59,258,632
Pretium Resources, Inc.	109,881,257	41,072,890	(50,272,707)	6,206,093	—	22,917,149	129,804,682

See Notes to Financial Statements

25

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Affiliates (continued)	Value 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19
Randgold Resources Ltd.	$498,159,398	$—	$(511,609,270)	$—	$15,559,502	$13,449,872	$—
Regis Resources Ltd.	122,392,528	36,988,956	(49,755,976)	12,950,919	3,546,830	(25,654,113)	96,922,314
Resolute Mining Ltd.	43,706,450	24,875,939	(19,116,109)	(717,082)	—	1,345,295	50,094,493
Royal Gold, Inc.	397,694,277	155,471,658	(194,923,048)	37,532,909	4,519,548	108,805,822	504,581,618
Sandstorm Gold Ltd.	59,675,136	21,621,840	(31,200,706)	5,299,312	—	26,550,194	81,945,776
Saracen Mineral Holdings Ltd.	120,142,275	72,413,766	(47,068,100)	24,288,113	—	(8,634,302)	161,141,752
Semafo, Inc.	49,849,492	23,763,890	(27,024,264)	3,425,953	—	(6,195,007)	43,820,064
Silvercorp Metals, Inc.	—	58,618,276	(269,781)	3,760	—	2,902,292	61,254,547
SSR Mining, Inc.	103,045,923	38,206,270	(46,183,849)	9,868,705	—	44,187,507	149,124,556
St. Barbara Ltd.	123,029,927	51,894,942	(41,250,492)	936,337	2,038,018	(50,881,043)	83,729,671
Tahoe Resources, Inc.	81,058,653	659,261	(82,846,460)	(97,134,218)	—	98,262,764	—
Torex Gold Resources, Inc.	53,530,337	26,745,493	(27,182,989)	4,491,834	—	27,325,906	84,910,581
Wesdome Gold Mines Ltd.	—	61,692,459	(291,029)	11,232	—	6,076,697	67,489,359
Wheaton Precious Metals Corp.	515,099,961	160,945,542	(256,263,508)	27,989,624	7,800,820	194,353,511	—	(a)
Yamana Gold, Inc.	158,725,755	62,853,039	(77,833,576)	2,601,772	1,800,301	89,887,931	236,234,921
Zhaojin Mining Industry Co. Ltd.	75,479,429	25,003,261	(32,532,622)	6,280,036	371,170	(1,780,956)	72,449,148
Zijin Mining Group Ltd.	154,103,290	46,713,257	(64,743,569)	6,043,098	5,194,402	37,093,168	179,209,244
	$10,578,508,571	$5,098,962,853	$(6,159,591,853)	$379,521,564	$143,348,021	$3,098,709,740	$7,227,843,608

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$77,002,870	$1,758,092,547	$—	$1,835,095,417
Canada	6,941,184,836	—	—	6,941,184,836
China / Hong Kong	—	251,658,392	—	251,658,392
Monaco	130,838,546	—	—	130,838,546
Peru	241,158,385	—	—	241,158,385
South Africa	1,051,797,625	—	—	1,051,797,625
United Kingdom	—	181,200,122	—	181,200,122
United States	2,363,177,552	—	—	2,363,177,552
Money Market Fund	27,585,223	—	—	27,585,223
Total	$10,832,745,037	$2,190,951,061	$—	$13,023,696,098

See Notes to Financial Statements

26

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 20.2%
42,210,066	Aurelia Metals Ltd. #	$12,914,107
4,027,098	Castile Resources Pty Ltd. * # ∞	56,617
11,730,509	Dacian Gold Ltd. ‡ * † #	13,018,355
78,936,482	Evolution Mining Ltd. #	210,206,304
43,040,408	Gold Road Resources Ltd. * † #	40,366,236
32,197,701	Northern Star Resources Ltd. † #	254,179,585
27,667,853	OceanaGold Corp. (CAD)	54,407,577
64,723,972	Perseus Mining Ltd. ‡ * † #	52,403,324
36,065,027	Ramelius Resources Ltd. ‡ #	31,267,811
26,851,159	Regis Resources Ltd. ‡ #	81,384,318
37,245,400	Resolute Mining Ltd. * † #	32,830,544
54,508,007	Saracen Mineral Holdings Ltd. * #	126,623,248
44,646,125	Silver Lake Resources Ltd. ‡ * † #	41,916,219
37,392,658	St. Barbara Ltd. ‡ #	71,165,348
19,562,689	Westgold Resources Ltd. * #	31,405,205
		1,054,144,798
Canada: 51.7%
16,132,388	Alamos Gold, Inc. (USD)	97,116,976
42,962,194	B2Gold Corp. (USD)	172,278,398
10,025,730	Centerra Gold, Inc. *	79,865,657
15,581,511	China Gold International Resources Corp. Ltd. * †	14,178,664
8,900,451	Continental Gold, Inc. *	36,720,581
9,374,053	Detour Gold Corp. ‡ *	181,734,099
7,738,260	Dundee Precious Metals, Inc. *	33,298,238
9,109,221	Eldorado Gold Corp. (USD) ‡ *	73,147,045
8,474,263	Endeavour Silver Corp. (USD) ‡ * †	20,422,974
10,178,888	First Majestic Silver Corp. (USD) ‡ * †	124,793,167
8,572,732	Fortuna Silver Mines, Inc. (USD) ‡ * †	34,976,747
9,835,576	Gold Standard Ventures Corp. (USD) *	8,419,253
3,998,535	Golden Star Resources Ltd. (USD) * †	15,234,418
18,860,161	Great Panther Silver Ltd. (USD) ‡ *	9,618,682
24,124,104	IAMGOLD Corp. (USD) ‡ *	89,982,908
58,957,956	Kinross Gold Corp. (USD) *	279,460,711
3,512,102	MAG Silver Corp. (USD) * †	41,583,288
17,280,980	McEwen Mining, Inc. (USD) * †	21,946,845
31,359,804	New Gold, Inc. (USD) *	27,596,627
12,634,222	NovaGold Resources, Inc. (USD) *	113,202,629
8,061,248	Novo Resources Corp. * †	23,684,870
5,783,651	Osisko Gold Royalties Ltd. (USD) †	56,159,251
9,700,745	Osisko Mining, Inc. * †	30,297,295
11,885,728	Pan American Silver Corp. (USD) ‡ †	281,572,897
16,729,842	Pan American Silver Corp. (USD) * # (a) ∞	10,066,982
8,814,860	Premier Gold Mines Ltd. * †	13,391,382
8,001,691	Pretium Resources, Inc. (USD) * †	89,058,821
19,391,823	Roxgold, Inc. ‡ * †	15,552,339
32,427,307	Royal Nickel Corp. ‡ * †	12,503,299
9,383,118	Sandstorm Gold Ltd. (USD) ‡ * †	69,904,229
3,017,345	Seabridge Gold, Inc. (USD) * †	41,699,708
14,439,228	Semafo, Inc. *	30,064,327
10,435,349	Silvercorp Metals, Inc. ‡ †	58,986,781
6,973,917	SSR Mining, Inc. (USD) ‡ * †	134,317,641
1,694,754	Sulliden Mining Capital, Inc. *	65,346
4,644,775	Teranga Gold Corp. *	25,144,647
3,296,774	Torex Gold Resources, Inc. *	52,168,731
8,317,788	Wesdome Gold Mines Ltd. ‡ * †	65,233,780
Number of Shares		Value

Canada: (continued)
53,893,479	Yamana Gold, Inc. (USD) ‡	$212,879,242
		2,698,329,475
China / Hong Kong: 0.9%
11,294,000	Hengxing Gold Holding Co. Ltd. Reg S	5,189,112
19,287,400	Real Gold Mining Ltd. * # ∞	2
37,177,000	Zhaojin Mining Industry Co. Ltd. #	40,786,244
		45,975,358
Mexico: 1.6%
7,939,612	Industrias Penoles, SAB de CV †	83,335,654
Monaco: 1.2%
3,329,084	Endeavour Mining Corp. (CAD) *	62,974,691
Peru: 4.1%
11,513,382	Cia de Minas Buenaventura SAA (USD)	173,852,068
16,120,131	Hochschild Mining Plc (GBP) #	39,084,269
		212,936,337
South Africa: 12.1%
35,774,055	Gold Fields Ltd. (USD)	236,108,763
30,051,424	Harmony Gold Mining Co. Ltd. (USD) ‡ *	109,086,669
29,247,977	Sibanye Gold Ltd. (USD) * †	290,432,412
		635,627,844
Turkey: 0.7%
2,947,967	Koza Altin Isletmeleri AS * #	36,661,086
United Kingdom: 2.2%
46,181,049	Centamin Plc #	77,466,264
14,068,914	Highland Gold Mining Ltd. #	36,362,933
		113,829,197
United States: 5.2%
14,431,126	Alacer Gold Corp. (CAD) *	76,787,946
9,599,703	Argonaut Gold, Inc. (CAD) ‡ *	14,435,644
10,848,922	Coeur Mining, Inc. *	87,659,290
3,513,324	Gold Resource Corp. ‡	19,463,815
21,393,667	Hecla Mining Co.	72,524,531
2,799,497	Patagonia Gold Corp. (CAD) *	129,531
		271,000,757
Total Common Stocks (Cost: $4,410,149,674)		5,214,815,197
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.2% (Cost: $60,229,115)
Money Market Fund: 1.2%
60,229,115	State Street Navigator Securities Lending Government Money Market Portfolio	60,229,115
Total Investments: 101.1% (Cost: $4,470,378,789)		5,275,044,312
Liabilities in excess of other assets: (1.1)%		(55,824,058)
NET ASSETS: 100.0%		$5,219,220,254

See Notes to Financial Statements

27

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:

(a)	Contingent Value Right
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $196,868,095.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,240,165,001 which represents 23.8% of net assets.
∞	Security is valued using pricing models and significant unobservable inputs that factor in discount for lack of marketability
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	0.5%	$25,474,023
Gold	84.2	4,391,631,243
Precious Metals & Minerals	2.2	113,698,295
Silver	13.1	684,011,636
	100.0%	$5,214,815,197

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2019 is set forth below:

Affiliates	Value 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19
Alacer Gold Corp.	$34,982,152	$28,127,937	$(42,760,939)	$12,821,342	$—	$43,617,454	$—	(b)
AngloGold Ashanti Ltd.	282,998,522	5,835,830	(312,202,250)	121,052,961	—	(97,685,063)	—
Argonaut Gold, Inc.	12,949,447	6,382,283	(8,939,982)	(980,605)	—	5,024,501	14,435,644
Centamin Plc	80,309,456	31,633,430	(49,685,680)	(7,177,506)	3,426,347	22,386,564	—	(b)
Cia de Minas Buenaventura SAA	234,294,396	77,442,145	(125,819,878)	(423,792)	1,091,177	(11,640,803)	—	(b)
Coeur Mining, Inc.	45,523,338	30,482,985	(24,680,523)	(3,004,910)	—	39,338,400	—	(b)
Dacian Gold Ltd.	—	12,461,615	(885,693)	37,778	—	1,404,655	13,018,355
Detour Gold Corp.	88,749,098	62,333,538	(72,661,288)	11,100,423	—	92,212,328	181,734,099
Eldorado Gold Corp.	25,343,959	29,282,145	(23,309,709)	1,330,896	—	40,499,754	73,147,045
Endeavour Silver Corp.	19,602,819	9,136,403	(10,278,882)	(1,147,089)	—	3,109,723	20,422,974
Evolution Mining Ltd.	231,124,387	100,527,859	(130,077,560)	37,871,883	5,082,843	(29,240,265)	—	(b)
First Majestic Silver Corp.	65,808,888	42,834,854	(48,906,439)	4,274,878	—	60,780,986	124,793,167
First Mining Gold Corp.	7,062,340	1,633,504	(8,092,517)	(16,153,544)	—	15,550,217	—
Fortuna Silver Mines, Inc.	35,792,404	12,942,551	(17,198,543)	(2,549,153)	—	5,989,488	34,976,747
Gold Fields Ltd.	169,028,988	85,758,731	(151,169,671)	33,370,085	2,074,036	99,120,630	—	(b)
Gold Resource Corp.	13,319,704	9,256,661	(8,918,698)	970,322	82,851	4,835,826	19,463,815
Great Panther Silver Ltd.	8,385,985	15,663,567	(7,579,518)	(2,741,720)	—	(4,109,632)	9,618,682
Harmony Gold Mining Co. Ltd.	52,794,763	43,005,070	(38,147,661)	7,063,841	—	44,370,656	109,086,669
Hecla Mining Co.	60,219,126	17,807,007	(25,988,310)	(8,909,609)	220,887	29,396,317	—	(b)
IAMGOLD Corp.	102,965,609	38,282,805	(50,626,589)	(4,666,377)	—	4,027,460	89,982,908
Kinross Gold Corp.	264,445,346	117,185,725	(201,558,488)	29,421,421	—	69,966,707	—	(b)
New Gold, Inc.	28,593,826	12,760,287	(17,826,478)	(18,218,871)	—	22,287,863	—	(b)
Northern Star Resources Ltd.	237,525,086	98,755,904	(129,209,792)	52,018,061	2,829,103	(4,909,674)	—	(b)
OceanaGold Corp.	119,830,727	34,608,873	(49,573,072)	(3,035,391)	295,764	(47,423,560)	—	(b)
Pan American Silver Corp.	139,336,545	199,430,921	(113,870,133)	(29,096,338)	1,783,457	85,771,902	281,572,897
Perseus Mining Ltd.	16,515,673	19,044,756	(14,348,200)	4,909,929	—	26,281,166	52,403,324
Premier Gold Mines Ltd.	12,902,867	6,338,268	(9,578,035)	(1,955,551)	—	5,683,833	—	(b)
Pretium Resources, Inc.	89,438,248	30,630,897	(55,441,985)	7,533,661	—	16,898,000	—	(b)
Ramelius Resources Ltd.	9,807,806	17,845,435	(14,450,112)	4,537,450	227,730	13,527,232	31,267,811
Regis Resources Ltd.	111,422,986	48,074,362	(67,746,447)	21,588,567	3,186,817	(31,955,150)	81,384,318

See Notes to Financial Statements

28

Affiliates (continued)	Value 12/31/18		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/19
Roxgold, Inc.	$—		$18,089,944	$(839,545)	$76,217	$—	$(1,774,277)	$15,552,339
Royal Nickel Corp.	—		21,102,766	(3,835,793)	(2,097,099)	—	(2,666,575)	12,503,299
Sandstorm Gold Ltd.	51,768,258		22,409,429	(31,984,252)	8,773,422	—	18,937,372	69,904,229
Saracen Mineral Holdings Ltd.	97,789,867		73,665,771	(61,617,009)	41,527,652	—	(24,743,033)	—	(b)
Silver Lake Resources Ltd.	11,913,423		30,275,278	(16,906,498)	3,957,879	—	12,676,137	41,916,219
Silvercorp Metals, Inc.	24,544,468		16,815,249	(20,242,503)	3,746,220	277,792	34,123,347	58,986,781
SSR Mining, Inc.	94,896,804		43,267,246	(55,821,656)	24,457,213	—	27,518,034	134,317,641
St. Barbara Ltd.	107,983,269		64,578,577	(55,355,913)	(972,714)	1,870,343	(45,067,871)	71,165,348
Tahoe Resources, Inc.	65,108,273		784,105	(114,775,367)	695,506	—	48,187,483	—
Teranga Gold Corp.	17,350,543		24,120,226	(28,552,594)	857,877	—	11,368,595	—	(b)
Torex Gold Resources,Inc.	42,916,086		22,117,013	(36,238,829)	3,692,730	—	19,681,731	—	(b)
Wesdome Gold Mines Ltd.	—	(a)	25,614,737	(14,597,089)	7,351,595	—	25,298,805	65,233,780
Yamana Gold, Inc.	147,920,842		71,148,134	(93,261,715)	10,315,396	1,609,091	76,756,585	212,879,242
	$3,263,266,324		$1,679,494,823	$(2,365,561,835)	$352,224,936	$24,058,238	$725,413,848	$1,819,767,333

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$54,407,577	$999,680,604	$56,617	$1,054,144,798
Canada	2,688,262,493	—	10,066,982	2,698,329,475
China / Hong Kong	5,189,112	40,786,244	2	45,975,358
Mexico	83,335,654	—	—	83,335,654
Monaco	62,974,691	—	—	62,974,691
Peru	173,852,068	39,084,269	—	212,936,337
South Africa	635,627,844	—	—	635,627,844
Turkey	—	36,661,086	—	36,661,086
United Kingdom	—	113,829,197	—	113,829,197
United States	271,000,757	—	—	271,000,757
Money Market Fund	60,229,115	—	—	60,229,115
Total	$4,034,879,311	$1,230,041,400	$10,123,601	$5,275,044,312

See Notes to Financial Statements

29

VANECK VECTORS LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Austria: 2.9%
60,521	Verbund-Oesterreichische Elektrizis AG #	$3,040,299
Brazil: 2.0%
93,564	Cosan Ltd. (USD) *	2,137,002
Canada: 3.7%
40,549	Canadian Solar, Inc. (USD) * †	896,133
140,299	Northland Power, Inc.	2,942,844
		3,838,977
China / Hong Kong: 3.2%
2,763,000	China Longyuan Power Group Corp. Ltd. #	1,747,409
36,642	JinkoSolar Holding Co. Ltd. (ADR) * †	824,078
639,580	Xinjiang Goldwind Science & Technology Co. Ltd. #	743,274
		3,314,761
Denmark: 8.1%
84,038	Vestas Wind Systems A/S #	8,494,562
Germany: 0.7%
55,939	Nordex SE * #	749,618
Spain: 3.3%
199,771	Siemens Gamesa Renewable Energy SA #	3,520,608
Sweden: 4.4%
263,827	Nibe Industrier AB #	4,579,826
United States: 71.6%
32,683	Acuity Brands, Inc.	4,510,254
85,909	AMETEK, Inc.	8,568,564
25,872	Badger Meter, Inc.	1,679,869
109,790	Covanta Holding Corp.	1,629,284
94,464	Cree, Inc. *	4,359,513
90,320	Eaton Corp. Plc	8,555,110
37,751	EnerSys, Inc.	2,824,907
70,454	Enphase Energy, Inc. * †	1,840,963
67,433	First Solar, Inc. *	3,773,551
34,177	Franklin Electric Co. Inc.	1,959,026
31,207	Itron, Inc. *	2,619,828
82,694	Microchip Technology, Inc.	8,659,716
45,199	Ormat Technologies, Inc.	3,368,229
26,064	Power Integrations, Inc.	2,577,990
34,620	Renewable Energy Group, Inc. * †	933,009
79,067	SunPower Corp. * †	616,723
88,833	Sunrun, Inc. *	1,226,784
23,718	Tesla, Inc. *	9,921,951
25,878	Universal Display Corp.	5,332,679
		74,957,950
Total Common Stocks (Cost: $71,944,708)		104,633,603
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.2% (Cost: $1,193,707)
Money Market Fund: 1.2%
1,193,707	State Street Navigator Securities Lending Government Money Market Portfolio	$1,193,707
Total Investments: 101.1% (Cost: $73,138,415)		105,827,310
Liabilities in excess of other assets: (1.1)%		(1,117,256)
NET ASSETS: 100.0%		$104,710,054

See Notes to Financial Statements

30

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,691,228.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,875,596 which represents 21.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	9.5%	$9,921,951
Energy	2.9	3,070,011
Industrials	45.3	47,361,817
Information Technology	31.7	33,181,043
Utilities	10.6	11,098,781
	100.0%	$104,633,603

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$3,040,299	$—	$3,040,299
Brazil	2,137,002	—	—	2,137,002
Canada	3,838,977	—	—	3,838,977
China / Hong Kong	824,078	2,490,683	—	3,314,761
Denmark	—	8,494,562	—	8,494,562
Germany	—	749,618	—	749,618
Spain	—	3,520,608	—	3,520,608
Sweden	—	4,579,826	—	4,579,826
United States	74,957,950	—	—	74,957,950
Money Market Fund	1,193,707	—	—	1,193,707
Total	$82,951,714	$22,875,596	$—	$105,827,310

See Notes to Financial Statements

31

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
Argentina: 0.1%
8,224	Adecoagro SA (USD) *	$68,835
1,525	YPF SA (ADR) †	17,660
		86,495
Australia: 5.0%
5,799	AGL Energy Ltd. #	83,611
43,484	Alumina Ltd. #	70,356
17,464	Bega Cheese Ltd. † #	53,057
54,198	BHP Group Ltd. #	1,486,604
9,618	BlueScope Steel Ltd. #	102,044
2,299	Caltex Australia Ltd. #	54,912
1,609	CIMIC Group Ltd. #	37,473
11,486	Elders Ltd. #	52,184
31,120	Evolution Mining Ltd. #	82,872
31,183	Fortescue Metals Group Ltd. † #	235,470
19,263	GrainCorp. Ltd. * #	102,691
7,781	Iluka Resources Ltd. #	51,035
15,625	Newcrest Mining Ltd. #	330,548
23,546	Nufarm Ltd. * #	95,980
11,692	Oil Search Ltd. #	59,720
15,493	Origin Energy Ltd. #	92,019
15,606	Santos Ltd. #	89,934
22,019	Saracen Mineral Holdings Ltd. * #	51,151
90,746	South32 Ltd. #	171,632
8,250	Woodside Petroleum Ltd. #	199,815
		3,503,108
Austria: 0.3%
152	Mayr-Melnhof Karton AG	20,406
1,269	OMV AG #	71,146
1,220	Verbund-Oesterreichische Elektrizis AG #	61,287
2,301	Voestalpine AG #	63,865
		216,704
Brazil: 2.2%
6,122	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	92,136
11,753	Cia Siderurgica Nacional SA (ADR) †	40,548
19,415	Gerdau SA (ADR) †	95,134
19,150	Klabin SA #	87,928
16,399	Petroleo Brasileiro S.A. (ADR)	261,400
7,550	SLC Agricola SA #	46,680
9,400	Suzano SA #	93,062
62,277	Vale SA (ADR)	822,056
		1,538,944
Canada: 11.0%
4,843	Agnico-Eagle Mines Ltd. (USD) †	298,377
7,950	Alamos Gold, Inc.	48,003
9,389	Algonquin Power & Utilities Corp. †	133,006
20,598	B2Gold Corp.	82,757
36,109	Barrick Gold Corp. (USD)	671,266
10,475	Canadian Natural Resources Ltd. (USD)	338,866
8,989	Cenovus Energy, Inc.	91,502
4,346	Centerra Gold, Inc. *	34,621
17,838	Enbridge, Inc. (USD)	709,417
Number of Shares		Value

Canada: (continued)
11,449	Encana Corp. (USD) †	$53,696
3,622	First Majestic Silver Corp. * †	44,495
10,282	First Quantum Minerals Ltd.	104,426
3,805	Franco-Nevada Corp.	393,455
2,658	Husky Energy, Inc.	21,358
9,511	IAMGOLD Corp. * †	35,572
1,882	Imperial Oil Ltd. (USD) †	49,817
25,454	Kinross Gold Corp. (USD) *	120,652
3,887	Kirkland Lake Gold Ltd.	171,577
11,784	Lundin Mining Corp. †	70,518
4,841	NovaGold Resources, Inc. (USD) *	43,375
50,758	Nutrien Ltd. (USD) †	2,431,816
2,888	Osisko Gold Royalties Ltd.	28,106
4,257	Pan American Silver Corp. (USD)	100,848
4,505	Pembina Pipeline Corp. †	167,207
3,676	Pretium Resources, Inc. *	40,963
2,468	SSR Mining, Inc. (USD) *	47,534
13,711	Suncor Energy, Inc. (USD)	449,721
8,221	TC Energy Corp. (USD)	438,262
9,012	Teck Resources Ltd. (USD)	156,538
891	West Fraser Timber Co. Ltd. †	39,357
9,070	Wheaton Precious Metals Corp. (USD)	269,833
19,315	Yamana Gold, Inc. (USD)	76,294
		7,763,235
Chile: 0.6%
48,921	Aguas Andinas SA #	20,765
6,354	Antofagasta Plc (GBP) #	76,941
19,880	Empresas CMPC SA #	48,724
9,813	Sociedad Quimica y Minera de Chile SA (ADR) †	261,909
		408,339
China / Hong Kong: 1.8%
69,900	Aluminum Corp. of China Ltd. * #	23,956
26,340	Angang Steel Co. Ltd. † #	10,961
195,614	China Agri-Industries Holdings Ltd. #	103,621
144,175	China BlueChemical Ltd. #	35,523
18,300	China Coal Energy Co. Ltd. #	7,263
17,400	China Gas Holdings Ltd. #	65,153
31,700	China Hongqiao Group Ltd. #	19,119
55,429	China Longyuan Power Group Corp. Ltd. #	35,055
66,000	China Molybdenum Co. Ltd. #	28,320
16,100	China Oilfield Services Ltd. (Class H) #	25,279
225,627	China Petroleum & Chemical Corp. #	135,866
29,991	China Shenhua Energy Co. Ltd. #	62,712
142,079	CNOOC Ltd. #	236,268
45,400	Fosun International Ltd. #	66,228
18,800	Health and Happiness H&H International Holdings Ltd. † #	77,875
32,500	Huaneng Power International, Inc. #	16,435
90,000	Huaneng Renewables Corp. Ltd. #	35,000
21,400	Jiangxi Copper Co. Ltd. (Class H) #	29,435
35,900	Kunlun Energy Co. Ltd. #	31,718
21,200	Lee & Man Paper Manufacturing Ltd. #	16,060
15,700	Maanshan Iron and Steel Co. Ltd. (Class H) † #	6,366
29,657	Nine Dragons Paper Holdings Ltd. #	30,843

See Notes to Financial Statements

32

Number of Shares		Value

China / Hong Kong: (continued)
186,140	PetroChina Co. Ltd. (Class-H) #	$93,708
14,000	Yanzhou Coal Mining Co. Ltd. † #	12,579
20,600	Zhaojin Mining Industry Co. Ltd. #	22,600
117,461	Zijin Mining Group Ltd. #	58,343
		1,286,286
Denmark: 1.0%
4,182	Bakkafrost P/F (NOK) #	309,733
3,563	Vestas Wind Systems A/S #	360,148
		669,881
Finland: 0.4%
3,797	Neste Oil Oyj	132,211
10,821	Stora Enso Oyj (R Shares) #	157,566
		289,777
France: 2.3%
7,593	Suez #	115,141
22,260	Total SA #	1,236,099
10,072	Veolia Environnement SA #	268,190
		1,619,430
Germany: 0.9%
39,268	E.ON SE #	419,951
5,789	Suedzucker AG #	106,119
9,056	ThyssenKrupp AG #	121,773
		647,843
Hungary: 0.1%
4,261	MOL Hungarian Oil & Gas Plc #	42,537
India: 0.8%
13,676	Reliance Industries Ltd. 144A (GDR)	581,914
Indonesia: 0.1%
45,400	Indah Kiat Pulp and Paper Corp. Tbk PT #	25,126
22,000	Pabrik Kertas Tjiwi Kimia Tbk PT #	16,259
247,900	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	26,510
		67,895
Ireland: 0.3%
11,128	Origin Enterprises Plc #	46,134
4,204	Smurfit Kappa Group Plc (GBP) #	162,373
		208,507
Italy: 0.5%
22,422	ENI S.p.A. #	348,489
Japan: 5.6%
7,700	Calbee, Inc. #	250,830
2,100	Daio Paper Corp. #	28,622
3,717	Hitachi Metals Ltd. #	54,703
2,200	Hokuto Corp. #	39,936
2,000	Idemitsu Kosan Co. Ltd. #	55,253
9,500	Inpex Corp. #	98,399
Number of Shares		Value

Japan: (continued)
10,664	JFE Holdings, Inc. #	$136,809
29,400	JXTG Holdings, Inc. #	133,410
103,700	Kubota Corp. † #	1,628,126
8,700	Kumiai Chemical Industry Co. Ltd. #	79,585
1,965	Kurita Water Industries Ltd. #	58,301
2,400	Mitsubishi Materials Corp. #	65,123
1,800	Nippon Paper Industries Co. Ltd. #	30,372
17,500	Nippon Steel Corp. #	263,728
27,714	Nippon Suisan Kaisha Ltd. #	165,475
22,350	Nisshin Seifun Group, Inc. #	389,879
16,876	Oji Holdings Corp. #	91,248
4,370	Rengo Co. Ltd. #	33,287
3,200	Sakata Seed Corp. #	107,284
3,083	Sumitomo Forestry Co. Ltd. #	45,392
5,000	Sumitomo Metal Mining Ltd. #	160,970
		3,916,732
Luxembourg: 0.4%
11,783	Arcelormittal #	207,761
2,081	Tenaris SA (ADR)	47,114
976	Ternium SA (ADR)	21,472
		276,347
Malaysia: 1.4%
135,739	Felda Global Ventures Holdings Bhd * #	50,472
30,251	Genting Plantation Bhd #	78,352
172,594	IOI Corp. Bhd #	194,602
29,278	Kuala Lumpur Kepong Bhd #	177,646
91,400	Malyan Banking Bhd #	193,144
1,600	Petronas Dagangan Bhd	9,036
47,900	PPB Group Bhd #	220,737
28,800	Press Metal Aluminium Holdings Bhd #	32,790
		956,779
Mexico: 0.6%
3,744	Fresnillo Plc (GBP) #	31,760
19,510	Gruma, SAB de CV	200,565
58,764	Grupo Mexico, SAB de CV	161,380
2,502	Industrias Penoles, SAB de CV	26,261
		419,966
Monaco: 0.0%
1,541	Endeavour Mining Corp. (CAD) *	29,150
Netherlands: 1.6%
7,468	OCI NV * #	158,223
33,012	Royal Dutch Shell Plc (GBP) #	980,029
		1,138,252
Norway: 2.8%
9,711	Equinor ASA #	193,483
39,779	Mowi ASA #	1,033,349
25,145	Norsk Hydro ASA #	93,419
1,660	Norway Royal Salmon ASA	45,187
15,447	Yara International ASA #	642,995
		2,008,433

See Notes to Financial Statements

33

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Peru: 0.2%
4,581	Cia de Minas Buenaventura SAA (USD)	$69,173
1,566	Southern Copper Corp. (USD) †	66,524
		135,697
Poland: 0.2%
4,131	Grupa Azoty SA *	31,937
2,504	KGHM Polska Miedz SA * #	63,273
2,563	Polski Koncern Naftowy Orlen SA #	58,075
14,260	Polskie Gornictwo Naftowe I Gazownictwo SA #	16,293
		169,578
Portugal: 0.1%
3,806	Galp Energia, SGPS, SA #	63,941
3,930	Navigator Co. SA #	15,867
		79,808
Russia: 3.1%
9,625	Evraz Plc (GBP) #	51,546
53,207	Gazprom PJSC (ADR) † #	439,145
3,718	LUKOIL PJSC (ADR) #	370,337
11,073	MMC Norilsk Nickel PJSC (ADR) #	338,626
876	Novatek PJSC Reg S (GDR)	177,828
2,097	Novolipetsk Steel PJSC Reg S (GDR) #	48,340
12,049	PhosAgro PJSC Reg S (GDR)	153,022
5,628	Polymetal International Plc (GBP) #	89,017
10,275	Rosneft Oil Co. PJSC Reg S (GDR) #	74,596
3,461	Severstal PJSC Reg S (GDR) #	52,377
31,488	Surgutneftegas PJSC (ADR) † #	254,897
2,272	Tatneft PJSC (ADR)	167,810
		2,217,541
Singapore: 1.1%
586,719	Golden Agri-Resources Ltd. #	102,641
229,864	Wilmar International Ltd. #	704,391
		807,032
South Africa: 1.5%
1,261	Anglo American Platinum Ltd.	117,892
8,383	AngloGold Ashanti Ltd. (ADR)	187,276
617	Assore Ltd. #	11,993
3,371	Astral Foods Ltd.	52,348
16,696	Gold Fields Ltd. (USD)	110,194
9,422	Harmony Gold Mining Co. Ltd. (USD) *	34,202
16,238	Impala Platinum Holdings Ltd. * † #	166,176
1,008	Kumba Iron Ore Ltd. #	30,039
9,324	Northam Platinum Ltd. *	82,428
9,685	Sappi Ltd. #	30,211
5,053	Sasol Ltd. #	109,804
43,275	Sibanye Gold Ltd. * #	110,752
		1,043,315
South Korea: 1.0%
1,573	Hyundai Steel Co. #	42,647
233	Korea Zinc Co. Ltd. #	85,622
1,413	POSCO #	287,211
497	SK Energy Co. Ltd. #	64,320
Number of Shares		Value

South Korea: (continued)
409	SK Holdings Co. Ltd. #	$92,270
357	S-Oil Corp. #	29,321
912	Woongjin Coway Co. Ltd.	73,421
		674,812
Spain: 0.5%
2,790	Acerinox SA #	31,549
2,656	EDP Renovaveis SA #	31,384
13,357	Repsol YPF SA #	209,990
4,026	Siemens Gamesa Renewable Energy SA #	70,951
		343,874
Sweden: 0.6%
3,128	Billerudkorsnas AB † #	36,983
5,036	Boliden AB #	133,825
1,757	Holmen AB #	53,521
1,663	Lundin Petroleum AB #	56,498
11,625	SSAB AB (B Shares) #	38,009
10,704	Svenska Cellulosa AB #	108,606
		427,442
Switzerland: 0.4%
96,299	Glencore Plc (GBP) #	299,882
Taiwan: 0.5%
231,472	China Steel Corp. #	184,688
14,920	Formosa Petrochemical Corp. #	48,527
66,000	Taiwan Fertilizer Co. Ltd. #	109,142
		342,357
Thailand: 0.3%
30,700	Energy Absolute PCL (NVDR) #	44,720
12,200	PTT Exploration & Production PCL (NVDR) #	50,634
75,500	PTT PCL (NVDR) #	110,781
		206,135
Turkey: 0.1%
25,135	Eregli Demir ve Celik Fabrikalari TAS #	38,160
1,082	Tupras-Turkiye Petrol Rafinerileri AS #	23,047
		61,207
United Kingdom: 6.7%
22,930	Anglo American Plc #	658,806
167,928	BP Plc #	1,056,522
23,492	Centamin Plc #	39,407
51,381	Centrica Plc	60,784
88,037	CNH Industrial NV (USD)	968,407
24,252	DS Smith Plc #	123,363
4,176	KAZ Minerals Plc #	29,375
8,580	Mondi Plc #	201,217
7,540	Pennon Group Plc #	102,282
18,331	Rio Tinto Plc #	1,085,227
4,262	Severn Trent Plc	141,999
3,699	TechnipFMC Plc (USD)	79,307
12,214	United Utilities Group Plc #	152,862
		4,699,558

See Notes to Financial Statements

34

Number of Shares		Value

United States: 44.0%
5,607	AGCO Corp.	$433,141
3,417	Alcoa Corp. *	73,500
660	American States Water Co.	57,182
3,314	Apache Corp.	84,805
3,865	Aqua America, Inc.	181,423
49,350	Archer-Daniels-Midland Co.	2,287,372
7,619	Arconic, Inc.	234,437
5,728	Baker Hughes Co.	146,809
12,542	Bunge Ltd.	721,792
3,688	Cabot Oil & Gas Corp.	64,208
862	California Water Service Group	44,445
2,683	Cal-Maine Foods, Inc.	114,698
19,344	CF Industries Holdings, Inc.	923,483
2,254	Chefs’ Warehouse, Inc. *	85,900
2,218	Cheniere Energy, Inc. *	135,453
16,732	Chevron Corp.	2,016,373
894	Cimarex Energy Co.	46,926
1,313	Clearway Energy, Inc.	26,194
1,772	Concho Resources, Inc.	155,174
9,785	ConocoPhillips	636,319
759	Continental Resources, Inc.	26,034
1,916	Cree, Inc. *	88,423
14,597	Darling International, Inc. *	409,884
27,899	Deere & Co.	4,833,781
3,563	Devon Energy Corp.	92,531
1,437	Diamondback Energy, Inc.	133,440
1,012	Domtar Corp.	38,699
5,115	EOG Resources, Inc.	428,432
37,292	Exxon Mobil Corp.	2,602,236
1,359	First Solar, Inc. *	76,050
11,557	FMC Corp.	1,153,620
26,716	Freeport-McMoRan Copper and Gold, Inc.	350,514
5,195	Graphic Packaging Holding Co.	86,497
7,720	Halliburton Co.	188,908
956	Helmerich & Payne, Inc.	43,431
2,281	Hess Corp.	152,394
1,335	HollyFrontier Corp.	67,698
5,912	Ingredion, Inc.	549,520
6,942	International Paper Co.	319,679
629	Itron, Inc. *	52,805
17,159	Kinder Morgan, Inc.	363,256
956	Lindsay Corp.	91,766
2,184	Louisiana-Pacific Corp.	64,799
7,087	Marathon Oil Corp.	96,241
5,802	Marathon Petroleum Corp.	349,571
3,401	National Oilwell Varco, Inc.	85,195
16,663	Newmont Mining Corp.	724,007
4,215	Noble Energy, Inc.	104,701
5,582	Nucor Corp.	314,155
7,884	Occidental Petroleum Corp.	324,900
3,640	ONEOK, Inc.	275,439
911	Ormat Technologies, Inc.	67,888
1,673	Packaging Corp. of America	187,359
3,953	Phillips 66	440,404
4,639	Pilgrim’s Pride Corp. *	151,765
1,473	Pioneer Natural Resources Co.	222,968
1,227	Reliance Steel & Aluminum Co.	146,946
1,207	Royal Gold, Inc.	147,556
Number of Shares		Value

United States: (continued)
12,190	Schlumberger Ltd.	$490,038
23	Seaboard Corp.	97,763
9,212	Southern Co./The	586,804
3,680	Steel Dynamics, Inc.	125,267
2,052	Targa Resources Corp.	83,783
2,831	The Andersons, Inc.	71,568
31,112	The Mosaic Co.	673,264
10,567	Tractor Supply Co.	987,380
26,109	Tyson Foods, Inc.	2,376,963
3,144	United States Steel Corp. †	35,873
3,652	Valero Energy Corp.	342,010
4,557	Westrock Co.	195,541
13,164	Weyerhaeuser Co.	397,553
10,683	Williams Cos, Inc./The	253,401
		31,040,334
Total Common Stocks (Cost: $65,717,778)		70,573,615
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.0% (Cost: $2,838,207)
Money Market Fund: 4.0%
2,838,207	State Street Navigator Securities Lending Government Money Market Portfolio	2,838,207
Total Investments: 104.1% (Cost: $68,555,985)		73,411,822
Liabilities in excess of other assets: (4.1)%		(2,917,873)
NET ASSETS: 100.0%		$70,493,949

See Notes to Financial Statements

35

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,755,656.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $26,261,120 which represents 37.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $581,914, or 0.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	1.6%	$1,106,193
Consumer Staples	16.5	11,674,358
Energy	30.3	21,403,048
Financials	0.3	193,144
Industrials	12.6	8,875,029
Information Technology	0.3	217,278
Materials	33.8	23,831,597
Real Estate	0.5	397,553
Utilities	4.1	2,875,415
	100.0%	$70,573,615

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$86,495	$—	$—	$86,495
Australia	—	3,503,108	—	3,503,108
Austria	20,406	196,298	—	216,704
Brazil	1,311,274	227,670	—	1,538,944
Canada	7,763,235	—	—	7,763,235
Chile	261,909	146,430	—	408,339
China / Hong Kong	—	1,286,286	—	1,286,286
Denmark	—	669,881	—	669,881
Finland	132,211	157,566	—	289,777
France	—	1,619,430	—	1,619,430
Germany	—	647,843	—	647,843
Hungary	—	42,537	—	42,537
India	581,914	—	—	581,914
Indonesia	—	67,895	—	67,895
Ireland	—	208,507	—	208,507
Italy	—	348,489	—	348,489
Japan	—	3,916,732	—	3,916,732
Luxembourg	68,586	207,761	—	276,347
Malaysia	9,036	947,743	—	956,779
Mexico	388,206	31,760	—	419,966
Monaco	29,150	—	—	29,150
Netherlands	—	1,138,252	—	1,138,252
Norway	45,187	1,963,246	—	2,008,433
Peru	135,697	—	—	135,697
Poland	31,937	137,641	—	169,578
Portugal	—	79,808	—	79,808
Russia	498,660	1,718,881	—	2,217,541
Singapore	—	807,032	—	807,032
South Africa	584,340	458,975	—	1,043,315
South Korea	73,421	601,391	—	674,812
Spain	—	343,874	—	343,874
Sweden	—	427,442	—	427,442
Switzerland	—	299,882	—	299,882
Taiwan	—	342,357	—	342,357
Thailand	—	206,135	—	206,135
Turkey	—	61,207	—	61,207
United Kingdom	1,250,497	3,449,061	—	4,699,558
United States	31,040,334	—	—	31,040,334
Money Market Fund	2,838,207	—	—	2,838,207
Total	$47,150,702	$26,261,120	$—	$73,411,822

See Notes to Financial Statements

37

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 4.4%
64,084	Caltex Australia Ltd. #	$1,530,653
Austria: 4.9%
30,720	OMV AG #	1,722,309
Finland: 6.5%
64,976	Neste Oil Oyj	2,262,460
Greece: 1.3%
19,683	Motor Oil Hellas Corinth Refineries SA #	455,886
Hungary: 4.1%
142,893	MOL Hungarian Oil & Gas Plc #	1,426,489
India: 7.5%
61,005	Reliance Industries Ltd. 144A (GDR)	2,595,763
Japan: 11.0%
19,000	Cosmo Energy Holdings Co. Ltd. #	434,906
55,468	Idemitsu Kosan Co. Ltd. #	1,532,394
407,400	JXTG Holdings, Inc. #	1,848,676
		3,815,976
Poland: 6.3%
25,548	Grupa Lotos SA #	564,537
72,005	Polski Koncern Naftowy Orlen SA #	1,631,559
		2,196,096
Portugal: 4.6%
96,065	Galp Energia, SGPS, SA #	1,613,894
Number of Shares		Value

South Korea: 10.1%
2,626	Hyundai Heavy Industries Holdings Co. Ltd. #	$766,395
12,439	SK Energy Co. Ltd. #	1,609,823
13,706	S-Oil Corp. #	1,125,698
		3,501,916
Taiwan: 4.5%
485,000	Formosa Petrochemical Corp. #	1,577,442
Thailand: 3.6%
3,496,200	IRPC PCL (NVDR) #	428,649
349,000	Thai Oil PCL (NVDR) #	811,232
		1,239,881
Turkey: 2.2%
36,253	Tupras-Turkiye Petrol Rafinerileri AS #	772,190
United States: 28.9%
13,922	Delek US Holdings, Inc.	466,805
30,343	HollyFrontier Corp.	1,538,694
41,406	Marathon Petroleum Corp.	2,494,711
21,688	PBF Energy, Inc.	680,353
24,085	Phillips 66	2,683,310
23,639	Valero Energy Corp.	2,213,792
		10,077,665
Total Common Stocks: 99.9% (Cost: $37,777,533)		34,788,620
Other assets less liabilities: 0.1%		25,879
NET ASSETS: 100.0%		$34,814,499

Definitions:

GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,852,732 which represents 57.0% of net assets.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,595,763, or 7.5% of net assets.

Summary of Investments by Sector	% of Investments	Value
Energy	97.8%	$34,022,225
Industrials	2.2	766,395
	100.0%	$34,788,620

See Notes to Financial Statements

38

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,530,653	$—	$1,530,653
Austria	—	1,722,309	—	1,722,309
Finland	2,262,460	—	—	2,262,460
Greece	—	455,886	—	455,886
Hungary	—	1,426,489	—	1,426,489
India	2,595,763	—	—	2,595,763
Japan	—	3,815,976	—	3,815,976
Poland	—	2,196,096	—	2,196,096
Portugal	—	1,613,894	—	1,613,894
South Korea	—	3,501,916	—	3,501,916
Taiwan	—	1,577,442	—	1,577,442
Thailand	—	1,239,881	—	1,239,881
Turkey	—	772,190	—	772,190
United States	10,077,665	—	—	10,077,665
Total	$14,935,888	$19,852,732	$—	$34,788,620

See Notes to Financial Statements

39

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
Luxembourg: 4.7%
1,604,012	Tenaris SA (ADR)	$36,314,832
Netherlands: 3.5%
727,417	Core Laboratories NV (USD)	27,401,798
Switzerland: 0.7%
4,366,891	Noble Corp. Plc (USD) *	5,327,607
United Kingdom: 7.8%
1,852,853	TechnipFMC Plc (USD)	39,725,168
3,187,906	Valaris Plc (USD) †	20,912,663
		60,637,831
United States: 83.4%
1,153,026	Apergy Corp. *	38,949,218
1,579,953	Baker Hughes Co.	40,494,195
1,017,319	Cactus, Inc.	34,914,388
933,945	Diamond Offshore Drilling, Inc. * †	6,715,065
449,905	Dril-Quip, Inc. *	21,105,044
3,065,341	Halliburton Co.	75,008,894
2,481,470	Helix Energy Solutions Group, Inc. *	23,896,556
775,354	Helmerich & Payne, Inc.	35,224,332
4,111,236	McDermott International, Inc. * †	2,781,662
6,162,936	Nabors Industries Ltd.	17,749,256
1,515,144	National Oilwell Varco, Inc.	37,954,357
2,436,168	NexTier Oilfield Solutions, Inc. *	16,322,326
1,649,741	Oceaneering International, Inc. *	24,597,638
735,312	Oil States International, Inc. *	11,992,939
Number of Shares		Value

United States: (continued)
3,199,457	Patterson-UTI Energy, Inc.	$33,594,299
1,592,572	ProPetro Holding Corp. *	17,916,435
2,061,236	RPC, Inc. †	10,800,877
3,732,696	Schlumberger Ltd.	150,054,379
5,708,059	Transocean Ltd. * †	39,271,446
852,498	US Silica Holdings, Inc. †	5,242,863
		644,586,169
Total Common Stocks (Cost: $1,340,492,634)		774,268,237
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.6% (Cost: $19,877,420)
Money Market Fund: 2.6%
19,877,420	State Street Navigator Securities Lending Government Money Market Portfolio	19,877,420
Total Investments: 102.7% (Cost: $1,360,370,054)		794,145,657
Liabilities in excess of other assets: (2.7)%		(20,822,094)
NET ASSETS: 100.0%		$773,323,563

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $59,407,365.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas Drilling	20.5%	$158,794,668
Oil & Gas Equipment & Services	79.5	615,473,569
	100.0%	$774,268,237

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$774,268,237	$—	$—	$774,268,237
Money Market Fund	19,877,420	—	—	19,877,420
Total	$794,145,657	$—	$—	$794,145,657

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

40

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 22.2%
9,225,207	Galaxy Resources Ltd. * † #	$6,023,372
1,763,635	Iluka Resources Ltd. #	11,567,630
42,193,732	Jupiter Mines Ltd. † #	8,325,528
4,566,639	Orocobre Ltd. * † #	8,526,848
42,390,640	Pilbara Minerals Ltd. * † #	8,375,049
		42,818,427
Canada: 2.4%
6,057,566	Largo Resources Ltd. *	4,624,631
China / Hong Kong: 41.7%
26,785,980	China Molybdenum Co. Ltd. #	16,804,035
9,839,024	China Northern Rare Earth Group High-Tech Co. Ltd. #	15,274,981
8,496,670	Jinduicheng Molybdenum Co. Ltd. #	9,778,427
8,915,261	Shenghe Resources Holding Co. Ltd. #	11,609,313
5,613,800	Xiamen Tungsten Co. Ltd. #	10,514,552
2,912,201	Zhejiang Huayou Cobalt Co. Ltd. #	16,404,574
		80,385,882
France: 4.6%
171,042	Eramet SA † #	8,854,717
Japan: 7.3%
473,892	OSAKA Titanium Technologies Co. #	6,623,685
876,347	Toho Titanium Co. Ltd. #	7,475,765
		14,099,450
Malaysia: 4.5%
5,370,027	Lynas Corp. Ltd. (AUD) * #	8,783,709
Number of Shares		Value

Netherlands: 4.5%
353,032	AMG Advanced Metallurgical † #	$8,672,005
South Africa: 4.4%
438,351	Assore Ltd. #	8,520,546
United Kingdom: 4.3%
720,618	Tronox Holdings PLC (USD)	8,229,458
United States: 4.1%
924,238	Livent Corp. * †	7,902,235
Total Common Stocks (Cost: $214,277,026)		192,891,060
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.1% (Cost: $2,126,040)
Money Market Fund: 1.1%
2,126,040	State Street Navigator Securities Lending Government Money Market Portfolio	2,126,040
Total Investments: 101.1% (Cost: $216,403,066)		195,017,100
Liabilities in excess of other assets: (1.1)%		(2,080,265)
NET ASSETS: 100.0%		$192,936,835

Definitions:

AUD	Australian Dollar
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $30,938,789.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $172,134,736 which represents 89.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	26.9%	$51,826,052
Materials	73.1	141,065,008
	100.0%	$192,891,060

See Notes to Financial Statements

41

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$42,818,427	$—	$42,818,427
Canada	4,624,631	—	—	4,624,631
China / Hong Kong	—	80,385,882	—	80,385,882
France	—	8,854,717	—	8,854,717
Japan	—	14,099,450	—	14,099,450
Malaysia	—	8,783,709	—	8,783,709
Netherlands	—	8,672,005	—	8,672,005
South Africa	—	8,520,546	—	8,520,546
United Kingdom	8,229,458	—	—	8,229,458
United States	7,902,235	—	—	7,902,235
Money Market Fund	2,126,040	—	—	2,126,040
Total	$22,882,364	$172,134,736	$—	$195,017,100

See Notes to Financial Statements

42

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.2%
Brazil: 20.1%
846,163	Cia Siderurgica Nacional SA (ADR) †	$2,919,262
635,523	Gerdau SA (ADR) †	3,114,063
549,128	Vale SA (ADR)	7,248,490
		13,281,815
India: 5.6%
427,989	Vedanta Ltd. (ADR) †	3,693,545
Luxembourg: 17.5%
186,138	ArcelorMittal SA (USD) †	3,264,860
145,499	Tenaris SA (ADR)	3,294,097
225,975	Ternium SA (ADR)	4,971,450
		11,530,407
South Korea: 4.4%
57,287	POSCO (ADR)	2,899,868
United Kingdom: 11.1%
123,849	Rio Tinto Plc (ADR)	7,351,677
United States: 41.5%
196,132	AK Steel Holding Corp. * †	645,274
141,294	Allegheny Technologies, Inc. *	2,919,134
59,183	Carpenter Technology Corp.	2,946,130
363,819	Cleveland-Cliffs, Inc. †	3,056,080
134,669	Commercial Metals Co.	2,999,079
20,442	Gibraltar Industries, Inc. *	1,031,094
58,461	Nucor Corp.	3,290,185
6,842	Olympic Steel, Inc.	122,609
Number of Shares		Value

United States: (continued)
24,720	Reliance Steel & Aluminum Co.	$2,960,467
23,275	Ryerson Holding Corp. *	275,343
16,574	Schnitzer Steel Industries, Inc.	359,324
86,830	Steel Dynamics, Inc.	2,955,693
40,251	SunCoke Energy, Inc.	250,764
27,723	TimkenSteel Corp. *	217,903
108,485	United States Steel Corp. †	1,237,814
32,088	Warrior Met Coal, Inc.	678,019
34,478	Worthington Industries, Inc.	1,454,282
		27,399,194
Total Common Stocks (Cost: $74,008,511)		66,156,506
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.1% (Cost: $3,391,650)
Money Market Fund: 5.1%
3,391,650	State Street Navigator Securities Lending Government Money Market Portfolio	3,391,650
Total Investments: 105.3% (Cost: $77,400,161)		69,548,156
Liabilities in excess of other assets: (5.3)%		(3,506,389)
NET ASSETS: 100.0%		$66,041,767

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $10,794,738.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	5.0%	$3,294,097
Industrials	1.5	1,031,094
Materials	93.5	61,831,315
	100.0%	$66,156,506

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$66,156,506	$—	$—	$66,156,506
Money Market Fund	3,391,650	—	—	3,391,650
Total	$69,548,156	$—	$—	$69,548,156

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

43

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 17.6%
40,570	ARC Resources Ltd. †	$255,919
93,488	Cenovus Energy, Inc. (USD)	948,903
65,520	Crescent Point Energy Corp. (USD)	292,874
117,403	Encana Corp. (USD) †	550,620
28,290	Enerplus Corp. (USD) †	201,708
38,381	Husky Energy, Inc.	308,409
19,003	PrairieSky Royalty Ltd. †	223,185
28,173	Seven Generations Energy Ltd. *	184,018
26,317	Tourmaline Oil Corp.	308,883
42,745	Whitecap Resources, Inc. †	182,946
		3,457,465
United States: 82.4%
25,948	Antero Resources Corp. * †	73,952
22,017	Apache Corp.	563,415
35,307	Cabot Oil & Gas Corp.	614,695
94,519	Chesapeake Energy Corp. * †	78,035
8,164	Cimarex Energy Co.	428,528
8,550	CNX Resources Corp. *	75,667
12,440	Concho Resources, Inc.	1,089,371
22,820	ConocoPhillips	1,483,985
10,873	Continental Resources, Inc.	372,944
33,734	Devon Energy Corp.	876,072
9,445	Diamondback Energy, Inc.	877,063
18,850	EOG Resources, Inc.	1,578,876
23,103	EQT Corp.	251,823
17,137	Hess Corp.	1,144,923
62,109	Marathon Oil Corp.	843,440
11,877	Matador Resources Co. *	213,430
Number of Shares		Value

United States: (continued)
9,806	Murphy Oil Corp. †	$262,801
7,472	National Fuel Gas Co.	347,747
34,093	Noble Energy, Inc.	846,870
20,858	Oasis Petroleum, Inc. *	67,997
32,808	Occidental Petroleum Corp.	1,352,018
27,922	Parsley Energy, Inc.	528,005
3,921	PDC Energy, Inc. *	102,612
8,397	Pioneer Natural Resources Co.	1,271,054
16,950	QEP Resources, Inc.	76,275
17,281	Range Resources Corp. †	83,813
6,895	SM Energy Co.	77,500
40,844	WPX Energy, Inc. *	561,196
		16,144,107
Total Common Stocks (Cost: $31,901,196)		19,601,572
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7% (Cost: $525,900)
Money Market Fund: 2.7%
525,900	State Street Navigator Securities Lending Government Money Market Portfolio	525,900
Total Investments: 102.7% (Cost: $32,427,096)		20,127,472
Liabilities in excess of other assets: (2.7)%		(526,816)
NET ASSETS: 100.0%		$19,600,656

Definitions:

USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,671,202.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gas Utilities	1.8%	$347,747
Integrated Oil & Gas	13.3	2,609,330
Oil & Gas Exploration & Production	84.9	16,644,495
	100.0%	$19,601,572

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$19,601,572	$—	$—	$19,601,572
Money Market Fund	525,900	—	—	525,900
Total	$20,127,472	$—	$—	$20,127,472

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

44

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 100.1%
Canada: 4.9%
103,020	Cameco Corp. (USD)	$916,878
87,686	NexGen Energy Ltd. *	112,925
26,618	Uranium Participation Corp. *	83,749
		1,113,552
China / Hong Kong: 2.9%
2,442,000	CGN Power Co. Ltd. Reg S 144A #	652,182
Czech Republic: 4.4%
44,691	CEZ AS	1,005,720
Finland: 5.7%
52,512	Fortum Oyj #	1,297,100
France: 4.8%
96,681	Electricite de France SA #	1,079,562
Japan: 15.3%
50,700	Hokuriku Electric Power Co. * #	369,899
98,000	Kansai Electric Power Co., Inc. † #	1,135,102
112,900	Kyushu Electric Power Co., Inc. #	979,338
228,900	Tokyo Electric Power Co., Inc. * #	979,638
		3,463,977
Korea: 0.6%
4,237	KEPCO Plant Service & Engineering Co. Ltd. #	143,444
South Korea: 4.4%
84,787	Korea Electric Power Corp. (ADR) * †	1,003,030
Spain: 4.4%
37,534	Endesa SA † #	1,003,049
Number of Shares		Value

United States: 52.7%
10,022	BWX Technologies, Inc.	$622,166
22,209	Dominion Energy, Inc.	1,839,349
20,188	Duke Energy Corp.	1,841,348
7,332	El Paso Electric Co.	497,770
27,357	Energy Fuels, Inc./Canada * †	52,252
11,403	Entergy Corp.	1,366,079
35,573	Exelon Corp.	1,621,773
83,251	PG&E Corp. *	904,938
11,829	Pinnacle West Capital Corp.	1,063,782
13,675	PNM Resources, Inc.	693,459
25,053	Public Service Enterprise Group, Inc.	1,479,380
		11,982,296
Total Common Stocks (Cost: $22,382,301)		22,743,912
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.3% (Cost: $1,448,283)
Money Market Fund: 6.3%
1,448,283	State Street Navigator Securities Lending Government Money Market Portfolio	1,448,283
Total Investments: 106.4% (Cost: $23,830,584)		24,192,195
Liabilities in excess of other assets: (6.4)%		(1,461,790)
NET ASSETS: 100.0%		$22,730,405

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,562,020.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,639,314 which represents 33.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $652,182, or 2.9% of net assets.

See Notes to Financial Statements

45

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	4.7%	$1,082,055
Financials	0.4	83,749
Industrials	3.4	765,610
Utilities	91.5	20,812,498
	100.0%	$22,743,912

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$1,113,552	$—	$—	$1,113,552
China / Hong Kong	—	652,182	—	652,182
Czech Republic	1,005,720	—	—	1,005,720
Finland	—	1,297,100	—	1,297,100
France	—	1,079,562	—	1,079,562
Japan	—	3,463,977	—	3,463,977
Korea	—	143,444	—	143,444
South Korea	1,003,030	—	—	1,003,030
Spain	—	1,003,049	—	1,003,049
United States	11,982,296	—	—	11,982,296
Money Market Fund	1,448,283	—	—	1,448,283
Total	$16,552,881	$7,639,314	$—	$24,192,195

See Notes to Financial Statements

46

[This Page Intentionally Left Blank.]

47

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Agribusiness ETF	Coal ETF	Gold Miners ETF	Junior Gold Miners ETF	Low Carbon Energy ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$716,181,540	$27,149,895	$5,768,267,267	$3,395,047,864	$104,633,603
Affiliated issuers (3)	—	—	7,227,843,608	1,819,767,333	—
Short-term investments held as collateral for securities loaned (4)	827,598	697,091	27,585,223	60,229,115	1,193,707
Cash	211,774	77,638	5,785,862	13,481,087	54,183
Cash denominated in foreign currency, at value (5)	212,808	13	882	—	—
Receivables:
Investment securities sold	—	—	—	—	59,234
Shares of beneficial interest sold	—	—	170,403,245	44,504,429	—
Dividends and interest	1,179,874	11,948	3,152,010	1,763,506	116,938
Prepaid expenses	8,280	1,840	77,563	35,862	2,012
Other assets	—	—	—	216,253	—
Total assets	718,621,874	27,938,425	13,203,115,660	5,335,045,449	106,059,677

Liabilities:
Payables:
Investment securities purchased	—	—	170,357,076	52,916,465	—
Collateral for securities loaned	827,598	697,091	27,585,223	60,229,115	1,193,707
Line of credit	—	—	—	—	—
Shares redeemed	—	—	476	—	—
Due to Adviser	304,072	7,406	5,138,567	2,060,386	42,972
Due to custodian	—	—	—	209,160	59,234
Distribution to shareholders	—	—	—	—	—
Deferred Trustee fees	484,842	21,987	972,330	236,762	12,090
Accrued expenses	245,720	80,914	335,513	173,307	41,620
Total liabilities	1,862,232	807,398	204,389,185	115,825,195	1,349,623
NET ASSETS	$716,759,642	$27,131,027	$12,998,726,475	$5,219,220,254	$104,710,054
Shares outstanding	10,450,000	2,750,000	443,052,500	123,137,446	1,383,298
Net asset value, redemption and offering price per share	$68.59	$9.87	$29.34	$42.39	$75.70

Net Assets consist of:
Aggregate paid in capital	$1,356,378,381	$353,629,076	$21,137,815,637	$8,993,903,204	$168,092,157
Total distributable earnings (loss)	(639,618,739)	(326,498,049)	(8,139,089,162)	(3,774,682,950)	(63,382,103)
	$716,759,642	$27,131,027	$12,998,726,475	$5,219,220,254	$104,710,054
(1) Value of securities on loan	$7,510,630	$1,709,344	$86,418,103	$196,868,095	$4,691,228
(2) Cost of investments – Unaffiliated issuers	$637,545,722	$41,093,496	$4,703,226,911	$2,962,500,702	$71,944,708
(3) Cost of investments – Affiliated issuers	$—	$—	$6,047,783,028	$1,447,648,972	$—
(4) Cost of short-term investments held as collateral for securities loaned	$827,598	$697,091	$27,585,223	$60,229,115	$1,193,707
(5) Cost of cash denominated in foreign currency	$209,456	$13	$868	$—	$—

See Notes to Financial Statements

48

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$70,573,615	$34,788,620	$774,268,237	$192,891,060	$66,156,506	$19,601,572	$22,743,912
—	—	—	—	—	—	—
2,838,207	—	19,877,420	2,126,040	3,391,650	525,900	1,448,283
1,167	21,508	1,397,736	831,519	157,223	39,307	39,205
16,573	—	—	1,082,662	—	2,089	—

6,620	85,536	38,631,663	—	2,545,925	2,081	—
—	—	—	241,409	—	—	—
181,593	57,613	2,348,177	133,312	217,336	44,283	28,326
1,974	985	9,689	2,410	1,926	1,004	909
—	—	—	42,940	—	—	—
73,619,749	34,954,262	836,532,922	197,351,352	72,470,566	20,216,236	24,260,635

353	—	1,398,729	241,409	2,779,131	2,085	—
2,838,207	—	19,877,420	2,126,040	3,391,650	525,900	1,448,283
147,703	—	2,826,895	943,932	—	—	—
—	—	38,632,002	916,858	—	—	—
13,243	10,393	206,375	71,691	31,054	1,143	5,488
—	64,582	—	—	—	—	—
—	—	—	—	130,140	—	—
12,573	558	164,794	15,491	16,774	3,867	11,022
113,721	64,230	103,144	99,096	80,050	82,585	65,437
3,125,800	139,763	63,209,359	4,414,517	6,428,799	615,580	1,530,230
$70,493,949	$34,814,499	$773,323,563	$192,936,835	$66,041,767	$19,600,656	$22,730,405
1,900,000	1,200,000	58,260,863	14,324,962	1,750,000	1,750,000	466,632
$37.10	$29.01	$13.27	$13.47	$37.74	$11.20	$48.71

$106,882,214	$40,847,623	$2,280,040,359	$522,370,775	$213,500,434	$77,661,596	$104,521,699
(36,388,265)	(6,033,124)	(1,506,716,796)	(329,433,940)	(147,458,667)	(58,060,940)	(81,791,294)
$70,493,949	$34,814,499	$773,323,563	$192,936,835	$66,041,767	$19,600,656	$22,730,405
$5,755,656	$—	$59,407,365	$30,938,789	$10,794,738	$1,671,202	$1,562,020
$65,717,778	$37,777,533	$1,340,492,634	$214,277,026	$74,008,511	$31,901,196	$22,382,301
$—	$—	$—	$—	$—	$—	$—

$2,838,207	$—	$19,877,420	$2,126,040	$3,391,650	$525,900	$1,448,283
$16,313	$—	$—	$1,079,401	$—	$2,075	$—

See Notes to Financial Statements

49

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2019

	Agribusiness ETF	Coal ETF	Gold Miners ETF	Junior Gold Miners ETF	Low Carbon Energy ETF
Income:
Dividends – Unaffiliated issuers	$13,522,689	$3,403,914	$665,307	$7,377,870	$634,354
Dividends – Affiliated issuers	—	—	143,348,021	24,058,238	—
Interest	6,389	1,750	89,924	172,278	765
Securities lending income	945,042	47,075	1,215,535	2,454,622	53,184
Foreign taxes withheld	(1,082,755)	(323,205)	(7,569,564)	(1,276,728)	(54,566)
Total income	13,391,365	3,129,534	137,749,223	32,786,280	633,737

Expenses:
Management fees	3,615,501	228,229	53,842,504	21,262,348	453,986
Professional fees	61,261	62,480	102,647	156,758	62,642
Custodian fees	75,029	6,408	450,637	202,339	12,428
Fund accounting fees	56,536	14,365	—	235,418	10,308
Reports to shareholders	42,611	21,390	321,263	140,103	27,852
IOPV fees	3,062	5,036	—	5,039	5,050
Trustees’ fees and expenses	141,619	1,972	664,837	201,108	2,772
Registration fees	5,043	5,043	51,377	27,201	5,044
Transfer agent fees	2,420	2,420	2,420	2,420	2,420
Insurance	8,311	2,004	60,309	34,470	1,979
Interest	41,538	3,786	121,770	40,440	3,359
Other	13,352	907	312,675	339,944	737
Total expenses	4,066,283	354,040	55,930,439	22,647,588	588,577
Waiver of management fees	—	(81,052)	—	—	(25,109)
Net expenses	4,066,283	272,988	55,930,439	22,647,588	563,468
Net investment income	9,325,082	2,856,546	81,818,784	10,138,692	70,269

Net realized gain (loss) on:
Investments – unaffiliated issuers	(23,209,279)	(5,949,389)	—	(52,634,762)	1,262,569
Investments – affiliated issuers	—	—	(603,201,819)	21,634,015	—
In-kind redemptions – unaffiliated issuers	68,286,682	(1,752,239)	—	90,539,484	2,705,670
In-kind redemptions – affiliated issuers	—	—	982,723,383	330,590,921	—
Foreign currency transactions and foreign denominated assets and liabilities	(280,087)	5,633	(207,453)	(777,877)	(10,903)
Net realized gain	44,797,316	(7,695,995)	379,314,111	389,351,781	3,957,336

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	90,481,083	(1,102,411)	—	433,933,175	24,995,376
Investments – affiliated issuers	—	—	3,098,709,740	725,413,848	—
Foreign currency transactions and foreign denominated assets and liabilities	13,871	(7,964)	29,126	2,405	236
Net change in unrealized appreciation (depreciation)	90,494,954	(1,110,375)	3,098,738,866	1,159,349,428	24,995,612
Net Increase in Net Assets Resulting from Operations	$144,617,352	$(5,949,824)	$3,559,871,761	$1,558,839,901	$29,023,217

See Notes to Financial Statements

50

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$2,382,675	$654,506	$20,086,649	$2,605,121	$2,151,470	$419,445	$684,000
—	—	—	—	—	—	—
807	230	7,236	4,520	1,627	1,421	488
37,518	880	589,816	2,272,611	41,637	2,699	11,600
(158,940)	(38,037)	(197,602)	(232,410)	(48,469)	(13,558)	(32,440)
2,262,060	617,579	20,486,099	4,649,842	2,146,265	410,007	663,648

353,318	119,831	2,719,707	847,063	292,623	113,950	121,444
69,630	61,563	63,946	62,283	62,089	61,192	51,795
42,648	17,686	18,393	16,104	17,759	4,816	11,804
46,134	12,077	40,061	17,375	8,833	8,219	10,836
18,925	13,272	69,807	35,184	15,489	17,406	12,390
5,853	4,989	5,039	8,604	302	1,241	5,893
4,935	387	69,997	7,005	3,860	1,860	1,153
5,056	10,226	12,729	4,921	4,675	5,658	5,056
2,608	2,656	2,420	2,419	2,420	2,420	2,420
2,041	911	12,242	2,645	2,293	1,140	902
8,485	3,124	33,788	53,309	4,335	370	1,501
1,585	414	10,063	26,039	1,298	883	484
561,218	247,136	3,058,192	1,082,951	415,976	219,155	225,678
(206,461)	(102,490)	(305,084)	(60,775)	(89,706)	(95,707)	(78,447)
354,757	144,646	2,753,108	1,022,176	326,270	123,448	147,231
1,907,303	472,933	17,732,991	3,627,666	1,819,995	286,559	516,417

(1,009,828)	(1,539,296)	(745,520,370)	(39,327,786)	(7,472,207)	(3,707,711)	(575,902)
—	—	—	—	—	—	—
2,880,887	(2,568,840)	13,236,601	5,006,938	2,735,630	(2,687,476)	453,441
—	—	—	—	—	—	—

(9,369)	6,107	—	(123,387)	—	181	(663)
1,861,690	(4,102,029)	(732,283,769)	(34,444,235)	(4,736,577)	(6,395,006)	(123,124)

8,602,328	6,240,639	792,379,286	20,065,075	9,706,290	8,706,635	(269,238)
—	—	—	—	—	—	—

2,361	89	—	(489)	—	392	(672)
8,604,689	6,240,728	792,379,286	20,064,586	9,706,290	8,707,027	(269,910)
$12,373,682	$2,611,632	$77,828,508	$(10,751,983)	$6,789,708	$2,598,580	$123,383

See Notes to Financial Statements

51

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$9,325,082	$11,247,175	$2,856,546	$3,658,960
Net realized gain (loss)	44,797,316	26,425,991	(7,695,995)	5,152,067
Net change in unrealized appreciation (depreciation)	90,494,954	(78,237,487)	(1,110,375)	(23,299,853)
Net increase (decrease) in net assets resulting from operations	144,617,352	(40,564,321)	(5,949,824)	(14,488,826)

Distributions to shareholders:
Dividends and Distributions	(9,500,095)	(12,001,800)	(2,900,150)	(3,625,600)

Share transactions:**
Proceeds from sale of shares	105,326,430	253,505,524	1,187,794	37,840,160
Cost of shares redeemed	(280,400,157)	(297,801,280)	(20,290,433)	(65,842,648)
Increase (decrease) in net assets resulting from share transactions	(175,073,727)	(44,295,756)	(19,102,639)	(28,002,488)
Total increase (decrease) in net assets	(39,956,470)	(96,861,877)	(27,952,613)	(46,116,914)
Net Assets, beginning of year	756,716,112	853,577,989	55,083,640	101,200,554
Net Assets, end of year	$716,759,642	$756,716,112	$27,131,027	$55,083,640

** Shares of Common Stock Issued (no par value)
Shares sold	1,600,000	4,100,000	100,000	2,200,000
Shares redeemed	(4,400,000)	(4,700,000)	(1,700,000)	(4,150,000)
Net increase (decrease)	(2,800,000)	(600,000)	(1,600,000)	(1,950,000)

See Notes to Financial Statements

52

Gold Miners ETF		Junior Gold Miners ETF		Low Carbon Energy ETF
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$81,818,784	$54,277,346	$10,138,692	$20,158,325	$70,269	$388,213
379,314,111	(601,102,816)	389,351,781	(27,214,893)	3,957,336	(6,719,605)
3,098,738,866	(18,619,340)	1,159,349,428	(619,710,123)	24,995,612	(1,788,978)
3,559,871,761	(565,444,810)	1,558,839,901	(626,766,691)	29,023,217	(8,120,370)

(83,020,376)	(51,959,513)	(19,760,414)	(19,534,693)	—	(499,871)

3,041,614,263	5,960,338,004	1,571,000,381	1,806,805,925	3,279,996	2,944,806
(4,095,425,966)	(2,341,832,008)	(2,164,254,798)	(1,521,604,784)	(6,568,905)	(2,699,948)
(1,053,811,703)	3,618,505,996	(593,254,417)	285,201,141	(3,288,909)	244,858
2,423,039,682	3,001,101,673	945,825,070	(361,100,243)	25,734,308	(8,375,383)
10,575,686,793	7,574,585,120	4,273,395,184	4,634,495,427	78,975,746	87,351,129
$12,998,726,475	$10,575,686,793	$5,219,220,254	$4,273,395,184	$104,710,054	$78,975,746

110,700,000	284,350,000	44,500,000	57,450,000	50,000	50,000
(169,500,000)	(108,250,000)	(63,300,000)	(51,000,000)	(100,000)	(50,000)
(58,800,000)	176,100,000	(18,800,000)	6,450,000	(50,000)	—

See Notes to Financial Statements

53

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,907,303	$2,177,109	$472,933	$1,074,205
Net realized gain (loss)	1,861,690	2,307,544	(4,102,029)	2,132,774
Net change in unrealized appreciation (depreciation)	8,604,689	(14,165,407)	6,240,728	(11,639,881)
Net increase (decrease) in net assets resulting from operations	12,373,682	(9,680,754)	2,611,632	(8,432,902)

Distributions to shareholders:
Dividends and Distributions	(1,900,000)	(2,159,650)	(496,080)	(1,170,000)

Share transactions:**
Proceeds from sale of shares	3,749,265	20,587,991	21,310,441	71,379,067
Cost of shares redeemed	(21,011,129)	(35,327,984)	(37,120,710)	(23,907,520)
Increase (decrease) in net assets resulting from share transactions	(17,261,864)	(14,739,993)	(15,810,269)	47,471,547
Total increase (decrease) in net assets	(6,788,182)	(26,580,397)	(13,694,717)	37,868,645
Net Assets, beginning of year	77,282,131	103,862,528	48,509,216	10,640,571
Net Assets, end of year	$70,493,949	$77,282,131	$34,814,499	$48,509,216

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	550,000	700,000	2,200,000
Shares redeemed	(600,000)	(950,000)	(1,300,000)	(750,000)
Net increase (decrease)	(500,000)	(400,000)	(600,000)	1,450,000

See Notes to Financial Statements

54

Oil Services ETF		Rare Earth/Strategic Metals ETF		Steel ETF
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$17,732,991	$20,914,787	$3,627,666	$4,738,473	$1,819,995	$3,613,616
(732,283,769)	(21,009,960)	(34,444,235)	(29,449,479)	(4,736,577)	13,351,999
792,379,286	(653,349,446)	20,064,586	(83,243,311)	9,706,290	(35,609,871)
77,828,508	(653,444,619)	(10,751,983)	(107,954,317)	6,789,708	(18,644,256)

(17,651,031)	(21,321,948)	(3,000,424)	(11,500,061)	(1,830,265)	(3,600,300)

1,831,589,993	3,576,434,472	179,145,791	92,876,673	22,421,304	69,668,571
(2,163,278,689)	(3,508,098,084)	(64,994,094)	(63,091,508)	(18,873,013)	(140,826,609)
(331,688,696)	68,336,388	114,151,697	29,785,165	3,548,291	(71,158,038)
(271,511,219)	(606,430,179)	100,399,290	(89,669,213)	8,507,734	(93,402,594)
1,044,834,782	1,651,264,961	92,537,545	182,206,758	57,534,033	150,936,627
$773,323,563	$1,044,834,782	$192,936,835	$92,537,545	$66,041,767	$57,534,033

131,400,000	156,300,000	12,100,000	3,300,000	600,000	1,450,000
(147,600,000)	(145,300,000)	(4,600,000)	(2,600,000)	(500,000)	(3,100,000)
(16,200,000)	11,000,000	7,500,000	700,000	100,000	(1,650,000)

See Notes to Financial Statements

55

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconventional Oil & Gas ETF		Uranium+Nuclear Energy ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$286,559	$508,185	$516,417	$716,050
Net realized gain (loss)	(6,395,006)	(10,939,902)	(123,124)	502,306
Net change in unrealized appreciation (depreciation)	8,707,027	(12,940,297)	(269,910)	234,878
Net increase (decrease) in net assets resulting from operations	2,598,580	(23,372,014)	123,383	1,453,234

Distributions to shareholders:
Dividends and Distributions	(350,000)	(426,800)	(550,019)	(1,000,199)

Share transactions:**
Proceeds from sale of shares	1,675,305	19,198,826	—	—
Cost of shares redeemed	(14,385,844)	(34,540,419)	(2,503,957)	(2,606,938)
Decrease in net assets resulting from share transactions	(12,710,539)	(15,341,593)	(2,503,957)	(2,606,938)
Total decrease in net assets	(10,461,959)	(39,140,407)	(2,930,593)	(2,153,903)
Net Assets, beginning of year	30,062,615	69,203,022	25,660,998	27,814,901
Net Assets, end of year	$19,600,656	$30,062,615	$22,730,405	$25,660,998

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	1,200,000	—	—
Shares redeemed	(1,150,000)	(2,850,000)	(50,000)	(50,000)
Net decrease	(1,000,000)	(1,650,000)	(50,000)	(50,000)

See Notes to Financial Statements

56

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$57.11	$61.63	$51.38		$46.55	$52.59
Income from investment operations:
Net investment income	0.83 (a)	0.83 (a)	0.83	(a)	1.07	1.37
Net realized and unrealized gain (loss) on investments	11.56	(4.39)	10.30		4.86	(6.07)
Total from investment operations	12.39	(3.56)	11.13		5.93	(4.70)
Less:
Dividends from net investment income	(0.91)	(0.96)	(0.88)		(1.10)	(1.34)
Net asset value, end of year	$68.59	$57.11	$61.63		$51.38	$46.55
Total return (b)	21.70%	(5.76)%	21.68%		12.74%	(8.96)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$716,760	$756,716	$853,578		$804,156	$835,551
Ratio of gross expenses to average net assets	0.56%	0.54%	0.54%		0.53%	0.55%
Ratio of net expenses to average net assets	0.56%	0.54%	0.54%		0.53%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.56%	0.54%	0.53%		0.53%	0.54%
Ratio of net investment income to average net assets	1.29%	1.32%	1.48%		2.04%	2.00%
Portfolio turnover rate (c)	21%	16%	22%		15%	20%

	Coal ETF
	For the Year Ended December 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$12.66	$16.06	$12.37		$6.28	$14.64
Income from investment operations:
Net investment income	0.78 (a)	0.67 (a)	0.53	(a)	0.14	0.29
Net realized and unrealized gain (loss) on investments	(2.52)	(3.25)	3.73		6.08	(8.36)
Total from investment operations	(1.74)	(2.58)	4.26		6.22	(8.07)
Less:
Dividends from net investment income	(1.05)	(0.82)	(0.57)		(0.13)	(0.29)
Net asset value, end of year	$9.87	$12.66	$16.06		$12.37	$6.28
Total return (b)	(13.77)%	(15.97)%	34.42%		99.10%	(55.14)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,131	$55,084	$101,201		$101,395	$39,248
Ratio of gross expenses to average net assets	0.78%	0.64%	0.64%		0.62%	0.66%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%		0.59%	0.59%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59	%(d)	0.59%	0.59%
Ratio of net investment income to average net assets	6.26%	4.19%	3.80	%(d)	1.66%	2.31%
Portfolio turnover rate (c)	24%	24%	39%		40%	36%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Includes expense offset arrangements of 0.01%.

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gold Miners ETF
	For the Year Ended December 31,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$21.07	$23.25	$20.92		$13.72		$18.43
Income from investment operations:
Net investment income	0.19 (a)	0.14 (a)	0.10	(a)	0.03		0.12
Net realized and unrealized gain (loss) on investments	8.27	(2.21)	2.41		7.23		(4.71)
Total from investment operations	8.46	(2.07)	2.51		7.26		(4.59)
Less:
Dividends from net investment income	(0.19)	(0.11)	(0.18)		(0.06)		(0.12)
Net asset value, end of year	$29.34	$21.07	$23.25		$20.92		$13.72
Total return (b)	40.15%	(8.92)%	11.99%		52.91%		(24.93)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$12,998,726	$10,575,687	$7,574,585		$9,685,012		$4,316,718
Ratio of gross expenses to average net assets	0.52%	0.52%	0.53%		0.51%		0.52%
Ratio of net expenses to average net assets	0.52%	0.52%	0.53%		0.51%		0.52%
Ratio of net expenses to average net assets excluding interest expense	0.52%	0.52%	0.53%		0.51%		0.52%
Ratio of net investment income to average net assets	0.76%	0.66%	0.42%		0.21%		0.66%
Portfolio turnover rate (c)	14%	15%	12%		26%		24%

	Junior Gold Miners ETF
	For the Year Ended December 31,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$30.11	$34.21	$31.72		$19.22		$24.04
Income from investment operations:
Net investment income	0.08 (a)	0.14 (a)	0.05	(a)	0.14		0.15
Net realized and unrealized gain (loss) on investments	12.36	(4.10)	2.45		13.87		(4.83)
Total from investment operations	12.44	(3.96)	2.50		14.01		(4.68)
Less:
Dividends from net investment income	(0.16)	(0.14)	(0.01)		(1.51)		(0.14)
Net asset value, end of year	$42.39	$30.11	$34.21		$31.72		$19.22
Total return (b)	41.31%	(11.58)%	7.89%		73.75%		(19.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$5,219,220	$4,273,395	$4,634,495		$3,454,333		$1,300,681
Ratio of gross expenses to average net assets	0.53%	0.53%	0.55	%(d)	0.52	%(d)	0.56%
Ratio of net expenses to average net assets	0.53%	0.53%	0.54	%(d)	0.52	%(d)	0.56%
Ratio of net expenses to average net assets excluding interest expense and taxes	0.53%	0.53%	0.53	%(d)	0.52	%(d)	0.55%
Ratio of net investment income (loss) to average net assets	0.24%	0.45%	0.16	%(d)	0.14	%(d)	0.66%
Portfolio turnover rate (c)	19%	28%	67%		58%		47%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses form the Fund’s investment in underlying funds.

See Notes to Financial Statements

58

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Low Carbon Energy ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$55.10	$60.94	$50.62	$54.57	$54.09
Income from investment operations:
Net investment income	0.05 (a)	0.26 (a)	1.12 (a)	1.38	0.46
Net realized and unrealized gain (loss) on investments	20.55	(5.76)	9.97	(4.26)	0.33
Total from investment operations	20.60	(5.50)	11.09	(2.88)	0.79
Less:
Dividends from net investment income	—	(0.34)	(0.77)	(1.07)	(0.31)
Net asset value, end of year	$75.70	$55.10	$60.94	$50.62	$54.57
Total return (b)	37.38%	(9.02)%	21.90%	(5.26)%	1.45%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$104,710	$78,976	$87,351	$64,958	$91,857
Ratio of gross expenses to average net assets	0.65%	0.65%	0.67%	0.64%	0.62%
Ratio of net expenses to average net assets	0.62%	0.63%	0.63%	0.62%	0.62%
Ratio of net expenses to average net assets excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	0.08%	0.44%	1.94%	2.04%	0.88%
Portfolio turnover rate (c)	40%	31%	21%	32%	27%

	Natural Resources ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$32.20	$37.09	$32.31	$26.38	$33.73
Income from investment operations:
Net investment income	0.96 (a)	0.81 (a)	0.72 (a)	0.66	0.81
Net realized and unrealized gain (loss) on investments	4.94	(4.78)	4.81	5.91	(7.37)
Total from investment operations	5.90	(3.97)	5.53	6.57	(6.56)
Less:
Dividends from net investment income	(1.00)	(0.92)	(0.75)	(0.64)	(0.79)
Net asset value, end of year	$37.10	$32.20	$37.09	$32.31	$26.38
Total return (b)	18.34%	(10.69)%	17.14%	24.93%	(19.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$70,494	$77,282	$103,863	$95,323	$76,511
Ratio of gross expenses to average net assets	0.79%	0.72%	0.80%	0.77%	0.75%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net expenses to average net assets excluding interest expense	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	2.70%	2.21%	2.09%	2.18%	2.66%
Portfolio turnover rate (c)	24%	23%	34%	37%	9%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
						For the Period
						August 18, 2015(a)
						through
	For the Year Ended December 31,					December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of period	$26.95		$30.40	$20.86	$19.69	$19.75
Income from investment operations:
Net investment income	0.56	(b)	0.74 (b)	0.61 (b)	0.73	0.07
Net realized and unrealized gain (loss) on investments	1.91		(3.54)	9.38	1.15	(0.04)
Total from investment operations	2.47		(2.80)	9.99	1.88	0.03
Less:
Dividends from net investment income	(0.41)		(0.52)	(0.37)	(0.71)	(0.07)
Distributions from net realized capital gains	—		(0.13)	(0.08)	—	—
Return of capital	—		—	—	—	(0.02)
Total dividends and distributions	(0.41)		(0.65)	(0.45)	(0.71)	(0.09)
Net asset value, end of period	$29.01		$26.95	$30.40	$20.86	$19.69
Total return (c)	9.19%		(9.22)%	47.91%	9.55%	0.16	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$34,814		$48,509	$10,641	$3,129	$3,938
Ratio of gross expenses to average net assets	1.03%		0.72%	2.71%	3.42%	4.98	%(e)
Ratio of net expenses to average net assets	0.60%		0.60%	0.59%	0.59%	0.59	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.59%		0.59%	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	1.97%		2.32%	2.43%	2.85%	1.19	%(e)
Portfolio turnover rate (f)	30%		31%	24%	15%	12	%(d)

	Oil Services ETF
	For the Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$14.03		$26.02	$33.36	$26.44	$35.89
Income from investment operations:
Net investment income	0.33	(b)	0.35 (b)	0.90 (b)	0.46	0.63
Net realized and unrealized gain (loss) on investments	(0.80	)(g)	(12.04)	(7.56)	6.93	(9.45)
Total from investment operations	(0.47)		(11.69)	(6.66)	7.39	(8.82)
Less:
Dividends from net investment income	(0.29)		(0.30)	(0.68)	(0.47)	(0.63)
Net asset value, end of year	$13.27		$14.03	$26.02	$33.36	$26.44
Total return (c)	(3.35)%		(44.93)%	(19.95)%	27.92%	(24.58)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$773,324		$1,044,835	$1,651,265	$1,218,137	$1,118,901
Ratio of gross expenses to average net assets	0.39%		0.38%	0.39%	0.40%	0.39%
Ratio of net expenses to average net assets	0.35%		0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%		0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.28%		1.44%	3.36%	1.70%	2.30%
Portfolio turnover rate (f)	29%		22%	34%	24%	18%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(g)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

60

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Rare Earth/Strategic Metals ETF
	For the Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.56		$29.75	$16.90	$13.68	$25.49
Income from investment operations:
Net investment income	0.30	(a)	0.66 (a)	0.44 (a)	0.12	0.51
Net realized and unrealized gain (loss) on investments	(0.18	)(d)	(15.16)	13.28	3.48	(11.68)
Total from investment operations	0.12		(14.50)	13.72	3.60	(11.17)
Less:
Dividends from net investment income	(0.21)		(1.69)	(0.87)	(0.38)	(0.64)
Net asset value, end of year	$13.47		$13.56	$29.75	$16.90	$13.68
Total return (b)	0.91%		(48.70)%	81.43%	26.35%	(43.76)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$192,937		$92,538	$182,207	$42,663	$28,381
Ratio of gross expenses to average net assets	0.64%		0.63%	0.73%	0.86%	0.82%
Ratio of net expenses to average net assets	0.60%		0.59%	0.61%	0.61%	0.57%
Ratio of net expenses to average net assets excluding interest expense	0.57%		0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.14%		2.73%	1.99%	1.43%	2.01%
Portfolio turnover rate (c)	64%		68%	57%	104%	49%

	Steel ETF
	For the Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$34.87		$45.74	$37.82	$19.52	$35.45
Income from investment operations:
Net investment income	1.16	(a)	1.30 (a)	0.92 (a)	0.42	1.03
Net realized and unrealized gain (loss) on investments	2.75		(9.99)	8.12	18.28	(15.92)
Total from investment operations	3.91		(8.69)	9.04	18.70	(14.89)
Less:
Dividends from net investment income	(1.04)		(2.18)	(1.12)	(0.40)	(1.02)
Return of capital	—		—	—	—	(0.02)
Total dividends	(1.04)		(2.18)	(1.12)	(0.40)	(1.04)
Net asset value, end of year	$37.74		$34.87	$45.74	$37.82	$19.52
Total return (b)	11.02%		(18.94)%	23.86%	95.77%	(42.03)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$66,042		$57,534	$150,937	$185,324	$44,904
Ratio of gross expenses to average net assets	0.71%		0.61%	0.62%	0.60%	0.69%
Ratio of net expenses to average net assets	0.56%		0.56%	0.56%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.11%		2.80%	2.25%	1.88%	3.76%
Portfolio turnover rate (c)	19%		16%	31%	20%	15%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchaes of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Unconventional Oil & Gas ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.93	$15.73	$18.25	$13.24	$22.12
Income from investment operations:
Net investment income	0.15 (a)	0.10 (a)	0.09 (a)	0.09	0.32
Net realized and unrealized gain (loss) on investments	0.32	(4.81)	(2.50)	4.98	(8.86)
Total from investment operations	0.47	(4.71)	(2.41)	5.07	(8.54)
Less:
Dividends from net investment income	(0.20)	(0.09)	(0.11)	(0.06)	(0.34)
Net asset value, end of year	$11.20	$10.93	$15.73	$18.25	$13.24
Total return (b)	4.32%	(29.96)%	(13.20)%	38.31%	(38.60)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$19,601	$30,063	$69,203	$59,324	$38,398
Ratio of gross expenses to average net assets	0.96%	0.61%	0.70%	0.71%	0.72%
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net expenses to average net assets excluding interest expense	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.26%	0.65%	0.56%	0.63%	1.62%
Portfolio turnover rate (c)	30%	17%	17%	23%	22%

	Uranium+Nuclear Energy ETF
	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$49.67	$49.09	$47.55	$45.25	$51.50
Income from investment operations:
Net investment income	1.07 (a)	1.30 (a)	1.35 (a)	2.08	1.87
Net realized and unrealized gain (loss) on investments	(0.85)	1.22	2.57	1.94	(6.63)
Total from investment operations	0.22	2.52	3.92	4.02	(4.76)
Less:
Dividends from net investment income	(1.18)	(1.94)	(2.38)	(1.72)	(1.49)
Net asset value, end of year	$48.71	$49.67	$49.09	$47.55	$45.25
Total return (b)	0.44%	5.15%	8.27%	8.87%	(9.26)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$22,730	$25,661	$27,815	$34,076	$39,211
Ratio of gross expenses to average net assets	0.93%	0.85%	0.89%	0.79%	0.70%
Ratio of net expenses to average net assets	0.61%	0.60%	0.61%	0.61%	0.61%
Ratio of net expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.13%	2.58%	2.67%	3.37%	2.34%
Portfolio turnover rate (c)	15%	32%	19%	36%	27%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

62

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting as their index.

Fund	Diversification Classification
Agribusiness ETF	Non-Diversified
Coal ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF*	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Unconventional Oil & Gas ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified

*	Formerly known as Global Alternative Energy ETF

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Over-the-counter securities not included in the NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the
63

VANECK VECTORS ETF TRUST

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(continued)

security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments, are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.
64

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2019 is presented in the Schedules of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, until at least May 1, 2020 to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations for the year ended December 31, 2019, are as follows:

Fund	Expense Limitations
Agribusiness ETF	0.56%
Coal ETF	0.59
Gold Miners ETF	0.53
Junior Gold Miners ETF	0.56
Low Carbon Energy ETF	0.62
Natural Resources ETF	0.49
Oil Refiners ETF	0.59
Oil Services ETF	0.35
Rare Earth/Strategic Metals ETF	0.57
Steel ETF	0.55
Unconventional Oil & Gas ETF	0.54
Uranium+Nuclear Energy ETF	0.60

Refer to Statement of Operations for the amounts waived/assumed by the Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2019, the Adviser owned 2,500 shares of Gold Miners ETF.

Effective November 4, 2019, State Street Bank and Trust Company is the Funds’ custodian, securities lending agent and transfer agent. Prior to November 4, 2019, Bank of New York Mellon provided these services to the Funds.

For the year ended December 31, 2019, there were offsets to custodian fees under an expense offset agreement and these amounts are reflected in custody expense in the Statements of Operations.

Note 4—Capital Share Transactions—As of December 31, 2019, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are

65

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to transfer agent. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2019, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Agribusiness ETF	$149,185,204	$159,506,389	$99,346,982	$264,601,680
Coal ETF	10,792,100	11,816,980	1,184,959	19,111,882
Gold Miners ETF	1,702,048,953	1,554,067,790	2,886,580,464	4,095,190,627
Junior Gold Miners ETF	963,332,970	829,365,379	1,433,973,693	2,164,458,809
Low Carbon Energy ETF	36,878,056	36,653,676	3,280,701	6,568,020
Natural Resources ETF	17,119,815	17,604,019	3,699,120	20,410,754
Oil Refiners ETF	7,475,585	8,739,214	18,160,803	32,642,629
Oil Services ETF	242,659,383	225,059,890	1,709,977,726	2,058,183,776
Rare Earth/Strategic Metals ETF	144,824,390	108,494,166	122,494,595	44,101,860
Steel ETF	10,834,708	12,995,607	22,421,687	16,577,955
Unconventional Oil & Gas ETF	6,683,927	6,734,940	1,675,287	14,386,144
Uranium+Nuclear Energy ETF	3,723,138	3,697,757	—	2,490,447

Note 6—Income Taxes—As of December 31, 2019, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$649,326,703	$145,332,445	$(77,650,010)	$67,682,435
Coal ETF	42,823,384	118,938	(15,095,336)	(14,976,398)
Gold Miners ETF	10,811,251,411	2,586,778,200	(374,333,512)	2,212,444,688
Junior Gold Miners ETF	4,543,261,377	1,162,647,623	(430,864,688)	731,782,935
Low Carbon Energy ETF	72,913,903	35,376,175	(2,462,768)	32,913,407
Natural Resources ETF	68,954,860	9,512,687	(5,055,725)	4,456,962
Oil Refiners ETF	37,919,143	1,093,509	(4,224,032)	(3,130,523)
Oil Services ETF	1,364,134,817	18,004,067	(587,993,227)	(569,989,160)
Rare Earth/Strategic Materials ETF	229,013,022	13,336,772	(47,332,693)	(33,995,921)
Steel ETF	78,212,893	3,018,573	(11,683,310)	(8,664,737)
Unconventional Oil & Gas ETF	32,647,722	378,220	(12,898,470)	(12,520,250)
Uranium+Nuclear Energy ETF	23,928,343	3,479,361	(3,215,509)	263,852
66

At December 31, 2019, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Agribusiness ETF	$676,222	$(707,502,202)	$—	$(484,842)	$67,692,083	$(639,618,739)
Coal ETF	—	(311,498,315)	(1,480)	(21,987)	(14,976,267)	(326,498,049)
Gold Miners ETF	3,307,534	(10,353,896,984)	—	(972,330)	2,212,472,618	(8,139,089,162)
Junior Gold Miners ETF	20,198,595	(4,526,433,128)	—	(236,762)	731,788,345	(3,774,682,950)
Low Carbon Energy ETF	39,561	(96,324,516)	—	(12,090)	32,914,942	(63,382,103)
Natural Resources ETF	111,942	(40,945,959)	—	(12,573)	4,458,325	(36,388,265)
Oil Refiners ETF	—	(2,902,724)	—	(559)	(3,129,841)	(6,033,124)
Oil Services ETF	221,445	(936,747,781)	—	(201,299)	(569,989,160)	(1,506,716,795)
Rare Earth/Strategic Materials ETF	2,019,606	(297,445,357)	—	(15,491)	(33,992,698)	(329,433,940)
Steel ETF	74,606	(138,851,761)	—	(16,775)	(8,664,737)	(147,458,667)
Unconventional Oil & Gas ETF	286	(45,537,289)	—	(3,867)	(12,520,070)	(58,060,940)
Uranium+Nuclear Energy ETF	456,917	(82,501,101)	—	(11,022)	263,912	(81,791,294)

*	Qualified late year losses incurred after October 31, 2019 are deemed to arise on the January 1, 2020.

The tax character of dividends paid to shareholders during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019 Dividends	2018 Dividends
Fund	Ordinary Income *	Ordinary Income *
Agribusiness ETF	$9,500,095	$12,001,800
Coal ETF	2,900,150	3,625,600
Gold Miners ETF	83,020,376	51,959,513
Junior Gold Miners ETF	19,760,414	19,534,693
Low Carbon Energy ETF	—	499,871
Natural Resources ETF	1,900,000	2,159,650
Oil Refiners ETF	496,080	1,170,000
Oil Services ETF	17,651,031	21,321,948
Rare Earth/Strategic Materials ETF	3,000,424	11,500,061
Steel ETF	1,830,265	3,600,300
Unconventional Oil & Gas ETF	350,000	426,800
Uranium+Nuclear Energy ETF	550,019	1,000,200

*	Includes short-term capital gains (if any)

At December 31, 2019, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Agribusiness ETF	$(176,695,262)	$(530,806,940)	$(707,502,202)
Coal ETF	(25,686,329)	(285,811,986)	(311,498,315)
Gold Miners ETF	(1,400,615,888)	(8,953,281,096)	(10,353,896,984)
Junior Gold Miners ETF	(1,526,966,259)	(2,999,466,869)	(4,526,433,128)
Low Carbon Energy ETF	(2,682,903)	(93,641,613)	(96,324,516)
Natural Resources ETF	(2,837,843)	(38,108,116)	(40,945,959)
Oil Refiners ETF	(2,508,048)	(394,676)	(2,902,724)
Oil Services ETF	(76,248,000)	(860,499,781)	(936,747,781)
Rare Earth/Strategic Materials ETF	(84,095,383)	(213,349,974)	(297,445,357)
Steel ETF	(7,461,174)	(131,390,587)	(138,851,761)
Unconventional Oil & Gas ETF	(7,056,729)	(38,480,560)	(45,537,289)
Uranium+Nuclear Energy ETF	(13,905,560)	(68,595,541)	(82,501,101)

During the year ended December 31, 2019, Low Carbon Energy ETF, utilized $1,285,485 of its capital loss carryovers available from prior years.

67

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended December 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment of gains/losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$(66,723,217)	$66,723,217
Coal ETF	2,170,584	(2,170,584)
Gold Miners ETF	(982,720,367)	982,720,367
Junior Gold Miners ETF	(397,784,270)	397,784,270
Low Carbon Energy ETF	(2,727,420)	2,727,420
Natural Resources ETF	(2,693,886)	2,693,886
Oil Refiners ETF	2,797,067	(2,797,067)
Oil Services ETF	7,029,165	(7,029,165)
Rare Earth/Strategic Materials ETF	(1,311,747)	1,311,747
Steel ETF	(2,066,666)	2,066,666
Unconventional Oil & Gas ETF	3,270,108	(3,270,108)
Uranium+Nuclear Energy ETF	(431,106)	431,106

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Fund’s index. Non-diversified funds generally hold securities of fewer issuers than diversified funds (see Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts or natural or other disasters, such as the recent coronavirus outbreak. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

68

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2019 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2019:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Agribusiness ETF	$7,510,630	$827,598	$6,821,610	$7,649,208
Coal ETF	1,709,344	697,091	1,070,707	1,767,798
Gold Miners ETF	86,418,103	27,585,223	63,060,722	90,645,945
Junior Gold Miners ETF	196,868,095	60,229,115	144,696,174	204,925,289
Low Carbon Energy ETF	4,691,228	1,193,707	3,536,958	4,730,665
Natural Resources ETF	5,755,656	2,838,207	3,142,022	5,980,229
Oil Services ETF	59,407,365	19,877,420	41,561,156	61,438,576
Rare Earth/Strategic Metals ETF	30,938,789	2,126,040	30,307,181	32,433,221
Steel ETF	10,794,738	3,391,650	7,632,710	11,024,360
Unconventional Oil & Gas ETF	1,671,202	525,900	1,194,145	1,720,045
Uranium+Nuclear Energy ETF	1,562,020	1,448,283	217,964	1,666,247
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NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2019:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$827,598
Coal ETF	697,091
Gold Miners ETF	27,585,223
Junior Gold Miners ETF	60,229,115
Low Carbon Energy ETF	1,193,707
Natural Resources ETF	2,838,207
Oil Services ETF	19,877,420
Rare Earth/Strategic Metals ETF	2,126,040
Steel ETF	3,391,650
Unconventional Oil & Gas ETF	525,900
Uranium+Nuclear Energy ETF	1,448,283

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. The Funds earn interest income on uninvested cash balances held at the custodian bank, such amounts, if any, are presented as interest income in the Statements of Operations. During the year ended December 31, 2019, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2019
Agribusiness ETF	287	$1,397,857	3.67%	$—
Coal ETF	186	197,599	3.62	—
Gold Miners ETF	157	7,701,048	3.61	—
Junior Gold Miners ETF	85	5,005,298	3.50	—
Low Carbon Energy ETF	206	158,140	3.49	—
Natural Resources ETF	285	275,365	3.68	147,703
Oil Refiners ETF	162	139,396	3.70	—
Oil Services ETF	219	1,550,682	3.58	2,826,895
Rare Earth/Strategic Metals ETF	307	1,439,376	3.63	943,932
Steel ETF	112	278,754	3.77	—
Uranium+Nuclear Energy ETF	10	100,145	3.80	—

Note 11—Recent Accounting Pronouncements—The Funds early adopted certain provisions of Accounting Standards Update No. 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated the additional requirements, not yet adopted, and they are not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

70

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF (collectively referred to as the “Funds”) (twelve of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the series constituting VanEck Vectors ETF Trust) at December 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Agribusiness ETF	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019

VanEck Vectors Coal ETF

VanEck Vectors Gold Miners ETF

VanEck Vectors Junior Gold Miners ETF

VanEck Vectors Low Carbon Energy ETF

VanEck Vectors Natural Resources ETF

VanEck Vectors Oil Services ETF

VanEck Vectors Rare Earth/Strategic Metals ETF

VanEck Vectors Steel ETF

VanEck Vectors Unconventional Oil & Gas ETF

VanEck Vectors Uranium+Nuclear Energy ETF

VanEck Vectors Oil Refiners ETF	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the four years in the period ended December 31, 2019 and the period from August 18, 2015 (commencement of operations) through December 31, 2015
71

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 27, 2020

72

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

	Agribusiness ETF	Coal ETF		Gold Miners ETF		Junior Gold Miners ETF		Natural Resources ETF		Oil Refiners ETF
Record Date	12/24/2019	12/24/2019		12/24/2019		12/24/2019		12/24/2019		12/24/2019
Ex Date	12/23/2109	12/23/2109		12/23/2109		12/23/2109		12/23/2109		12/23/2109
Payable Date	12/30/2019	12/30/2019		12/30/2019		12/30/2019		12/30/2019		12/30/2019
Ordinary Income Per Share	$0.909100	$1.054600		$0.190500		$0.163800		$1.000000		$0.413400

Ordinary Income:
Qualified Dividend Income for Individuals	96.31%	91.14	%*	100.00	%*	84.37	%*	97.74	%*	99.90	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	50.13%	25.58	%*	47.20	%*	17.64	%*	36.81	%*	54.76	%*
Foreign Source Income	—	64.89	%*	69.13	%*	45.21	%*	63.92	%*	51.12	%*
Foreign Taxes Paid Per Share	—	$0.100765	**	0.016692	**	$0.010363	**	$0.072903	**	$0.028073	**

	Oil Services ETF	Rare Earth / Strategic Metals ETF		Steel ETF				Unconventional Oil & Gas ETF		Uranium+ Nuclear Energy ETF
Record Date	12/24/2019	12/24/2019		12/24/2019		12/31/2019		12/24/2019		12/24/2019
Ex Date	12/23/2109	12/23/2109		12/23/2109		12/30/2019		12/23/2109		12/23/2109
Payable Date	12/30/2019	12/30/2019		12/30/2019		01/06/2020		12/30/2019		12/30/2019
Ordinary Income Per Share	$0.290500	$0.214700		$0.097150		$0.072300		$0.200000		$1.178700

Ordinary Income:
Qualified Dividend Income for Individuals	53.51%	49.92	%*	89.28	%*	89.53	%*	100.00%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	43.28%	—		20.19%		20.39	%*	100.00%		73.92%
Foreign Source Income	—	51.07	%*	75.99	%*	76.96	%*	—		—
Foreign Taxes Paid Per Share	$—	$0.008948	**	$0.020792	**	0.001547	**	—		—

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

Please consult your tax advisor for proper treatment of this information.

73

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc.

Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	55	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
74

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
75

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT Filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	HAAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and Governance Committees, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2018, were $655,550 and $683,610, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2019 and December 31, 2018, were $604,585 and $835,807, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date	March 9, 2020

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 9, 2020